As filed with the Securities and Exchange Commission on February 3, 2006

                                        1933 Act Registration No. 333-
                                                                      ----------

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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ] Pre-Effective                                             [ ] Post-Effective
    Amendment No.                                                 Amendment No.

                           MET INVESTORS SERIES TRUST
                     (Lord Abbett Bond Debenture Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                                   ----------

                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                                   ----------

                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

     The Registrant has registered an indefinite amount of securities of its Lord Abbett Bond Debenture Portfolio under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2004 was filed with the Commission on or about March 31, 2005.

     It is proposed that this filing will become effective on March 5, 2006 pursuant to Rule 488 of the Securities Act of 1933.

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                  March 5, 2006

Dear Contract Owner:

     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company and The Travelers Life and Annuity Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Convertible Securities Portfolio (the "Portfolio") of The Travelers Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

     The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), a series of Met Investors Series Trust ("MIST"), in exchange for shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of the Portfolio. Bond Debenture's investment objective is similar to the investment objective of the Portfolio and Bond Debenture's investment strategies are similar to those of the Portfolio.

     You will receive Class A shares of Bond Debenture having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about Bond Debenture's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

     The Board of Trustees has approved the proposal for the Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.

                                             Sincerely,


                                             /s/ Elizabeth M. Forget
                                             -----------------------------------
                                             Elizabeth M. Forget
                                             President
                                             The Travelers Series Trust

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103

                        CONVERTIBLE SECURITIES PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 12, 2006

To the Shareholders of Met Investors Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Convertible Securities Portfolio of The Travelers Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Convertible Securities Portfolio ("Convertible Securities") by Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), a series of Met Investors Series Trust, in exchange for shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible Securities. The Plan also provides for distribution of these shares of Bond Debenture to shareholders of Convertible Securities in liquidation and subsequent termination of Convertible Securities. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Convertible Securities.

     The Board of Trustees has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                             By order of the Board of Trustees


                                             /s/ Paul G. Cellupica
                                             -----------------------------------
                                             SECRETARY

March 5, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

CORPORATE ACCOUNTS
------------------

(1)   ABC Corp...................................   ABC Corp.

(2)   ABC Corp...................................   John Doe, Treasurer

(3)   ABC Corp.
      c/o John Doe, Treasurer....................   John Doe

(4)   ABC Corp. Profit Sharing Plan..............   John Doe, Trustee

TRUST ACCOUNTS
--------------

(1)   ABC Trust..................................   Jane B. Doe, Trustee

(2)   Jane B. Doe, Trustee
      u/t/d 12/28/78.............................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA..............   John B. Smith

(2)   Estate of John B. Smith....................   John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1.   Read the accompanying proxy information and voting instructions form.

2.   Go to https://vote.proxy-direct.com.

3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                            ACQUISITION OF ASSETS OF

                        CONVERTIBLE SECURITIES PORTFOLIO

                                   a series of
                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                      LORD ABBETT BOND DEBENTURE PORTFOLIO

                                   a series of
                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                           PROSPECTUS/PROXY STATEMENT

                               DATED MARCH 5, 2006

     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Convertible Securities Portfolio ("Convertible") for consideration at a Special Meeting of Shareholders to be held on April 12, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust ("MIST"), 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

     The Board of Trustees of The Travelers Series Trust (the "Trust") has approved the proposed reorganization of Convertible, which is a series of the Trust, into Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), a series of MIST. Convertible and Bond Debenture are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios".

     The Travelers Insurance Company and The Travelers Life and Annuity Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Convertible's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts. As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance

Company how to vote the shares of Convertible that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Convertible, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Convertible. For simplicity, in this Prospectus/Proxy Statement:

     . "Record Holder" of Convertible refers to each Insurance Company which holds Convertible's shares of record;

     . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     .    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Convertible will be acquired by Bond Debenture in exchange for Class A shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible (the "Reorganization"). If the Reorganization is approved, Class A shares of Bond Debenture will be distributed to each Record Holder in liquidation of Convertible, and Convertible will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Bond Debenture which have an aggregate net asset value equal to the aggregate net asset value of your shares of Convertible.

     Convertible is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Bond Debenture is a separate diversified series of MIST, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objectives of Convertible are similar to those of Bond Debenture, as follows:

   Portfolio                           Investment Objective
--------------   ---------------------------------------------------------------
Convertible      Current income and capital appreciation.

Bond Debenture   To provide high current income and the opportunity for
                 capital appreciation to produce a high total return.

The investment strategies for Convertible are somewhat dissimilar to those for Bond Debenture. Although the average quality of the Portfolios is the same, the principal difference in investment strategy is that Convertible invests up to 80% of its assets in convertible securities while Bond Debenture normally invests 20% of its assets in convertible securities.

     This Prospectus/Proxy Statement explains concisely the information about Bond Debenture that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

Information about Convertible:               How to Obtain this Information:
-----------------------------                -------------------------------

Prospectus of the Trust relating to          Copies are available upon request
Convertible, dated May 2, 2005               and without charge if you:

Statement of Additional Information of the        .    Write to the Trust at the
Trust relating to Convertible, dated May               address listed on the
2, 2005, as supplemented December 6, 2005              cover page of this
                                                       Prospectus/Proxy
                                                       Statement; or

Annual Report of the Trust relating to            .    Call (800) 842-9368
Convertible for the year ended December                toll-free.
31, 2005

Information about Bond Debenture:            How to Obtain this Information:
---------------------------------            -------------------------------

Prospectus of MIST relating to Bond          A copy is available upon request
Debenture, dated May 1, 2005, WHICH          and without charge if you:
ACCOMPANIES THIS PROSPECTUS/PROXY
STATEMENT                                         .    Write to MIST at the
                                                       address listed on the
Statement of Additional Information of                 cover page of this
MIST relating to Bond Debenture, dated May             Prospectus/Proxy
1, 2005, as supplemented on November 1,                Statement; or
2005
                                                  .    Call (800) 848-3854
                                                       toll-free.
Annual Report of MIST relating to Bond
Debenture for the year ended December 31,
2005

Information about the Reorganization:        How to Obtain this Information:
------------------------------------         -------------------------------

Statement of Additional Information dated    A copy is available upon request
March 5, 2006, which relates to this         and without charge if you:
Prospectus/Proxy Statement and the
Reorganization                                    .    Write to MIST at the
                                                       address listed on the
                                                       cover page of this
                                                       Prospectus/Proxy
                                                       Statement; or

                                                  .    Call (800) 848-3854
                                                       toll-free.

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, at 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, I.L. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

     Information relating to Bond Debenture contained in the Prospectus of MIST dated May 1, 2005 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Convertible contained in the Prospectus of the Trust dated May 2, 2005 (SEC File No. 811-06465) also is incorporated by reference in this document. The Statement of Additional Information dated March 5, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Convertible for the year ended December 31, 2005, and the financial statements of MIST relating to Bond Debenture for the year ended December 31, 2005, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
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     AN INVESTMENT IN BOND DEBENTURE THROUGH A CONTRACT:

     .    is not a deposit of, or guaranteed by, any bank

     . is not insured by the FDIC, the Federal Reserve Board or any other government agency

     .    is not endorsed by any bank or government agency

     . involves investment risk, including possible loss of the purchase payment of your original investment

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----
SUMMARY .................................................................      5
   Why is the Reorganization being proposed? ............................      6
   What are the key features of the Reorganization? .....................      6
   After the Reorganization, what shares of Bond Debenture will I own? ..      6
   How will the Reorganization affect me? ...............................      7
   Will I be able to purchase and redeem shares, change my investment
      options, annuitize and receive distributions the same way? ........      7
   How do the Trustees recommend that I vote? ...........................      7
   How do the Portfolios' investment objectives, principal investment
      strategies and risks compare? .....................................      8
   How do the Portfolios' fees and expenses compare? ....................     10
   How do the Portfolios' performance records compare? ..................     12
   Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization?
   What will the management and advisory fees be after the
      Reorganization? ...................................................     15
   What will be the primary federal tax consequences of the
      Reorganization? ...................................................     16
RISKS ...................................................................     17
   Are the risk factors for the Portfolios similar? .....................     17
   What are the primary risks of investing in each Portfolio? ...........     17
   Are there any other risks of investing in each Portfolio? ............     22
INFORMATION ABOUT THE REORGANIZATION ....................................     22
   Reasons for the Reorganization .......................................     22
   Agreement and Plan of Reorganization .................................     23
   Federal Income Tax Consequences ......................................     25
   Pro Forma Capitalization .............................................     26
   Distribution of Shares ...............................................     27
   Purchase and Redemption Procedures ...................................     27
   Exchange Privileges ..................................................     28
   Dividend Policy ......................................................     28
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS .........................     28
   Form of Organization .................................................     29
   Capitalization .......................................................     29
   Shareholder Liability ................................................     29
   Shareholder Meetings and Voting Rights ...............................     30
   Liquidation ..........................................................     31
   Liability and Indemnification of Trustees ............................     31
VOTING INFORMATION CONCERNING THE MEETING ...............................     32
   Shareholder Information ..............................................     34
   Control Persons and Principal Holders of Securities ..................     35
FINANCIAL STATEMENTS AND EXPERTS ........................................     35
LEGAL MATTERS ...........................................................     36
ADDITIONAL INFORMATION ..................................................     36
OTHER BUSINESS ..........................................................     36
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..................    A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

     WHY IS THE REORGANIZATION BEING PROPOSED?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those funds that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Bond Debenture's Class A shares performance over the one- and five-year period ended December 31, 2005 was higher than the performance of Convertible's shares for the same periods. In addition, the total operating costs of Bond Debenture Class A shares are lower than those of Convertible and, because MetLife does not plan to provide continued marketing support for Convertible, it is anticipated that over time Bond Debenture will experience greater operating efficiencies relative to Convertible. Therefore, the Trustees believe that the Reorganization is in the best interests of Convertible's shareholders.

     WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     . the transfer in-kind of all of the assets of Convertible to Bond Debenture in exchange for Class A shares of Bond Debenture;

     . the assumption by Bond Debenture of all of the liabilities of Convertible;

     . the liquidation of Convertible by distribution of Class A shares of Bond Debenture to Convertible's shareholders; and

     . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 1, 2006.

     AFTER THE REORGANIZATION, WHAT SHARES OF BOND DEBENTURE WILL I OWN?

     If you own shares of Convertible, you will own Class A shares of Bond Debenture.

     The new shares you receive will have the same total value as your shares of Convertible, as of the close of business on the day immediately prior to the Reorganization.

     HOW WILL THE REORGANIZATION AFFECT ME?

     It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

     . COST SAVINGS: The total operating expenses of Bond Debenture are less than the operating expenses of Convertible. As of December 31, 2005, Bond Debenture's total operating expense ratio for Class A shares was 0.56% of average daily net assets and Convertible's total operating expense ratio was 0.75%.

     . OPERATING EFFICIENCIES: Upon the reorganization of Convertible into Bond Debenture, operating efficiencies may be achieved by Bond Debenture because it will have a greater level of assets. As of December 31, 2005, Convertible's total net assets were approximately $107 million, and Bond Debenture's total net assets were approximately $1,632 million.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Bond Debenture after the Reorganization. After the Reorganization your Contract values will depend on the performance of Bond Debenture rather than that of Convertible. Neither the Trust nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Convertible and Bond Debenture, pro rata, in accordance with their relative assets.

     Like Convertible, Bond Debenture will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of Bond Debenture.

     WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of Bond Debenture. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

     HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Convertible, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Convertible.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of MIST have also approved the Plan on behalf of Bond Debenture.

     HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     The investment objective of Convertible is similar to that of Bond Debenture. The investment strategies of each Portfolio are not similar while the risks of each Portfolio are comparable. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

     The following tables summarize a comparison of Convertible and Bond Debenture with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statements of Additional Information relating to each of the Portfolios.

                                 CONVERTIBLE

Investment Objective             Growth of income and capital.

Principal Investment             Under normal circumstances, invests at least
Strategies                       80% of its assets in convertible securities.

                                 May invest up to 35% of its total assets in synthetic securities (derivatives) that have economic characteristics similar to the Portfolio's direct investments.

                                 May invest in below investment-grade bonds
                                 (junk bonds) and securities that are unrated but will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

                                 May invest in securities of foreign issuers including issuers of securities located in emerging markets.

                                 The average quality of this Portfolio is BB+ as of December 31, 2005.

                                 The average maturity for Portfolio's debt securities was 17.6 years as of December 31, 2005.

                                 BOND DEBENTURE

Investment Objective             To provide high current income and the
                                 opportunity for capital appreciation to produce a high total return.

Principal Investment             Under normal circumstances, invests at least
Strategies                       80% of its net assets in debt securities of
                                 various types.

                                 May also invest in securities convertible into common stocks.

                                 May invest up to 80% of its total assets in high yield/high risk securities (junk bonds).

                                 May invest up to 10% of its gross assets, at time of investment, in debt securities which are in default as to interest or principal.

                                 At least 20% of its assets must be invested in any combination of investment-grade debt securities, U.S. Government securities and cash equivalents.

                                 May invest up to 20% of its net assets in equity securities including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.

                                 May invest up to 20% of its net assets in securities primarily traded in foreign countries, including emerging markets.

                                 The average quality of this Portfolio is BB+ as of December 31, 2005.

     The principal risks of investing in Bond Debenture are similar to those of investing in Convertible. They include:

     . MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

     . INTEREST RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities.

     . CONVERTIBLE RISK - the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

     . CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

     . HIGH YIELD DEBT SECURITY RISK - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rates debt securities.

     . FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

     . MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

     . INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

     Although Convertible and Bond Debenture have similar investment objectives and securities with similar weighted average quality, it is anticipated that the securities held by Convertible may be sold in significant amounts in order to comply with the policies and investment practices of Bond Debenture in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Bond Debenture. Such costs are ultimately borne by the Portfolio's shareholders.

     HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

     Convertible offers one class of shares. Bond Debenture offers three classes of shares (Class A, Class B and Class E). Only Class A shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of Convertible and Class A shares of Bond Debenture. The table entitled "Bond Debenture (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the shares of Convertible and Class A shares of Bond Debenture set forth in the following tables and in the examples are based on the expenses for Convertible and the Class A shares of Bond Debenture for the year ended December 31, 2005. The amounts for Class A shares of Bond Debenture (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Bond Debenture would have been for the year ended December 31, 2005, assuming the Reorganization took place on January 1, 2005.

     The shares of Convertible and Bond Debenture are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

     Fees and Expenses (as a percentage of average daily net assets)
     ---------------------------------------------------------------

                                          BOND      BOND DEBENTURE
                         CONVERTIBLE    DEBENTURE     (PRO FORMA)
                         -----------   ----------   --------------
                                         Class A        Class A
                                         -------        -------
Management Fees           0.60%        0.51%(1)          0.51%
Other Expenses            0.15%        0.05%             0.04%
12b-1 Fees                None         None              None
Total Annual Portfolio
   Operating Expenses     0.75%(2)     0.56%             0.55%

     (1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2005. Prior to that date, the management fee was 0.57%.

     (2) Convertible has an expense cap agreement with the Adviser to limit Total Annual Portfolio Operating Expenses to 0.80%. The Adviser may terminate this agreement with 60 days' notice. As Total Annual Portfolio Operating Expenses are under that cap, no reimbursements are currently expected.

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Convertible versus Bond Debenture and Bond Debenture Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS

INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

     EXAMPLES OF PORTFOLIO EXPENSES

                                   CONVERTIBLE
                                   -----------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
             $77         $240         $417         $930

                                 BOND DEBENTURE
                                 --------------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
Class A      $57         $179         $313         $701

                           BOND DEBENTURE (PRO FORMA)
                           --------------------------

          One Year   Three Years   Five Years   Ten Years
          --------   -----------   ----------   ---------
Class A      $56         $176         $307         $689

     HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

     The following charts show how the shares of Bond Debenture, and its predecessor, and Convertible have performed in the past. The historical performance shown for Bond Debenture's Class A shares prior to February 12, 2001 is the performance of the Bond Debenture's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1,
1996) managed by the Adviser using the same investment objective and strategy as Bond Debenture. The assets of the predecessor fund were transferred to Bond Debenture on February 12, 2001. Convertible commenced operations on May 1, 1998. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

     PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

     Year-by-Year Total Return (%)
     -----------------------------

     The charts below show the percentage gain or loss for the shares of Convertible and the Class A shares of Bond Debenture in each full calendar year since their inception, respectively. These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return, as applicable, has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of each

Portfolio which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                   CONVERTIBLE

18.70%  12.51%  -0.82%  -6.99%  26.26%  6.29%  0.35%
-----   -----   -----   -----   -----   ----   ----
  99      00      01      02      03     04     05

                         High Quarter: 2nd 2003 + 11.16%
                          Low Quarter: 3rd 2002 -9.74%

                              BOND DEBENTURE

15.63%  6.26%  3.40%  0.87%  3.76%  -0.39%  19.52%  8.43%  1.81%
-----   ----   ----   ----   ----   -----   -----   ----   ----
  97     98     99     00     01      02      03     04     05

                         High Quarter: 2nd 2003 + 7.25%
                          Low Quarter: 3rd 1998 -4.31%

     The next set of tables compare the performance of Bond Debenture and Convertible to their respective benchmark indices. These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Bond Debenture's Class A shares' average annual compounded total returns for the 1- and 5-year periods and from inception through December 31, 2005, as applicable, are compared to the Credit Suisse First Boston High Yield Index, which is representative of the lower rated debt (including non-convertible preferred stocks) investments in Bond Debenture; and with the Lehman Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market with maturities of at least one year.

     Convertible's shares' average annual compounded total returns for the 1-year and 5-year periods and from inception through December 31, 2005, as applicable, are compared to the

Merrill Lynch Investment Grade Convertible Bond Index, which is
                   .                                            ----------------
------- -----------

     Average Annual Total Return (for the period ended 12/31/2005)
     -------------------------------------------------------------

                               1 Year    5 Years        From
                                Ended      Ended     Inception    Inception
                              12/31/05   12/31/05   to 12/31/05      Date
                              --------   --------   -----------   ---------
BOND DEBENTURE
--------------
Class A                         1.81%      6.40%       7.28%        5/1/96
Credit Suisse First Boston
   High Yield Index             2.26%      9.82%       7.09%*
Lehman Aggregate Bond Index     2.43%      5.87%       6.64%*

    * Index performance is from 5/1/96.

                               1 Year    5 Years        From
                                Ended      Ended     Inception    Inception
                              12/31/05   12/31/05   to 12/31/05      Date
                              --------   --------   -----------   ---------
CONVERTIBLE                     0.35%      4.43%      7.03%         5/1/98
-----------
Merrill Lynch Investment
   Grade Convertible Bond
   Index                       -0.34%      4.42%      6.01%**

     ** Index performance is from 5/1/98.

                                   ----------

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Bond Debenture is also contained in management's discussion of Bond Debenture's performance, which appears in the most recent Annual Report of MIST relating to Bond Debenture.

     WHO WILL BE THE ADVISER AND PORTFOLIO MANAGER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

     Management of the Portfolios
     ----------------------------

     The overall management of Convertible and of Bond Debenture is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Trustees of MIST, respectively.

     Board Members
     -------------

     Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of the Trust will serve as an independent Board member of MIST.

     Manager
     -------

     Met Investors Advisory LLC (the "Manager") is the investment manager for Bond Debenture. The Manager selects and pays the fees of the Adviser (as defined below) for the Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

     Facts about the Manager:
     ------------------------

          .    The Manager is an affiliate of MetLife.

          . The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $17.6 billion as of December 31, 2005.

          . The Manager is located at 5 Park Plaza, Suite 1900, Irvine, California 92614.

     Adviser
     -------

     Lord Abbett & Co. LLC (the "Adviser") is the investment adviser to Bond Debenture. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

     Facts about the Adviser:

          .    The Adviser has been an investment manager for over 70 years.

          . The Adviser had approximately $102 billion in assets as of December 31, 2005.

          .    The Adviser is located at 90 Hudson Street, Jersey City, New
               Jersey.

     Portfolio Management
     --------------------

     The Adviser uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle has been with Lord Abbett since 1987.

     Management Fees
     ---------------

     For its management and supervision of the daily business affairs of Bond Debenture, the Manager is entitled to receive a monthly fee at the annual rate of 0.60% of first $250 million of such assets, plus 0.55% of such assets over $250 million up to $500 million, plus 0.50% of such assets over $500 million up to $1 billion, plus 0.45% of such assets over $1 billion.

     The Manager may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time.

     Advisory Fees
     -------------

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Bond Debenture. The Portfolio does not pay a fee to the Adviser.

     WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, Convertible and Bond Debenture will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Convertible or its Record Holders for federal income tax purposes as a result of receiving shares of Bond Debenture in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Bond Debenture that are received by the Record Holders of Convertible will be the same as the holding period and aggregate tax basis of the shares of Convertible previously held by such Record Holders, provided that such shares of Convertible are held as capital assets. In addition, the holding period and tax basis of the assets of Convertible in the hands of Bond Debenture as a result of the Reorganization will be the same as in the hands of Convertible immediately prior to the Reorganization, and no gain or loss will be recognized by Bond Debenture upon the receipt of the assets of Convertible in exchange for shares of Bond Debenture and the assumption by Bond Debenture of Convertible's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

     ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

     Yes. The risk factors are similar due to the similar investment objectives although the Portfolios have dissimilar investment strategies. Although the average quality of the Portfolios is the same, the principal difference in investment strategy is that Convertible invests up to 80% of its assets in convertible securities while Bond Debenture normally invests 20% of its assets in convertible securities. The risks of Bond Debenture are described in greater detail in the Portfolio's Prospectus.

     WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.

                 Each of the Portfolios is subject to MARKET RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types and up to 20% in equity securities.

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

                 Each of the Portfolios is subject to CONVERTIBLE SECURITIES
                 RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests 20% in convertible securities.

     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

                 Each of the Portfolios is subject to INTEREST RATE RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types.

     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio may invest a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

                 Each of the Portfolios is subject to CREDIT RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities. Convertible may also invest up to 20% in non-convertible debt.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types.

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                 Each of the Portfolios is subject to HIGH YIELD DEBT SECURITY RISK.

CONVERTIBLE      May invest in below investment-grade bonds and unrated
                 securities but not those rated lower than B by Moody's or S&P.

BOND DEBENTURE   May invest up to 80% of its total assets in high yield/high risk securities.

     High yield debt securities, or "junk bonds," are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

     You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

                 Each of the Portfolios is subject to FOREIGN INVESTMENT RISK.

CONVERTIBLE      May invest in securities of foreign issuers including issuers of securities located in emerging markets.

BOND DEBENTURE   May invest up to 20% of its net assets in securities primarily traded in foreign markets, including emerging markets.

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly great risks to investors.

                 Each of the Portfolios is subject to MARKET CAPITALIZATION
                 RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Normally invests at least 80% of its assets in debt securities of various types.

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

                 Each of the Portfolios is subject to INVESTMENT STYLE RISK.

CONVERTIBLE      Normally invests at least 80% of its assets in convertible securities.

BOND DEBENTURE   Invests in securities that the Adviser believes are
                 undervalued.

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

     ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

                      INFORMATION ABOUT THE REORGANIZATION

     REASONS FOR THE REORGANIZATION

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those portfolios that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

     At a meeting held on January 25, 2006, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Convertible, and that the interests of existing shareholders of Convertible will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the historical performance of Bond Debenture over the one- and five-year periods ended December 31, 2005 had exceeded that of Convertible for the same periods.

     The Trustees considered the relative asset size of each Portfolio, including the benefits of Convertible joining with a larger entity. As of December 31, 2005, Convertible's assets were approximately $103 million and Bond Debenture's assets were approximately $1,596 million. The Trustees were informed that during the past year, unlike Bond Debenture, there was not any significant net cash flow into Convertible.

     The Trustees also considered that the expense ratio and management fee of Bond Debenture are lower than those of Convertible. The Trustees also noted the potential for additional cost savings at the Contract level. The Trustees were informed that MetLife does not plan to provide continued marketing support for Convertible. As a result, it is anticipated that over time Bond Debenture will experience greater operating efficiencies relative to Convertible.

     In addition, the Trustees considered, among other things:

     .    the terms and conditions of the Reorganization;

     . the fact that the Reorganization would not result in the dilution of shareholders' interests;

     . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     . the fact that Convertible and Bond Debenture have similar investment objectives but dissimilar investment strategies;

     . the fact that Convertible and Bond Debenture will bear the expenses incurred by the Portfolios in connection with the Reorganization, pro rata, in accordance with their relative assets;

     . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

     . the fact that Bond Debenture will assume all of the liabilities of Convertible;

     . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and,

     . alternatives available to shareholders of Convertible, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Trustees of the Trust consulted with counsel to the Independent Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Convertible and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Convertible for approval.

     The Trustees of MIST have also approved the Plan on behalf of Bond
Debenture.

     AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Convertible will be acquired by Bond Debenture in exchange for Class A shares of Bond Debenture and the assumption by Bond Debenture of all of the liabilities of Convertible on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Convertible will endeavor to discharge all of its known liabilities and obligations. Convertible will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Convertible will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional Class A shares of Bond Debenture to be received by the Record Holders of Convertible will be determined by multiplying the outstanding shares of Convertible by a factor which shall be computed by dividing the net asset value per share of the shares of Convertible by the net asset value per share of the Class A shares of Bond Debenture. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Bond Debenture, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Convertible will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Bond Debenture received by Convertible. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Convertible's Record Holders on Bond Debenture's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Bond Debenture due to Convertible's Record Holders. All issued and outstanding shares of Convertible will be canceled. The shares of Bond Debenture to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Convertible will be terminated as a series of the Trust.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Convertible's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Convertible's shareholders, the Plan may be terminated (a) by the mutual agreement of Convertible and Bond Debenture; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not the Reorganization is consummated, MetLife or one of its affiliates will pay the expenses incurred by Convertible and Bond Debenture in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Convertible, Bond Debenture or their shareholders.

     If Convertible's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

     FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Convertible and Bond Debenture will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Convertible solely in exchange for shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible followed by the distribution of Bond Debenture's shares to the Record Holders of Convertible in dissolution and liquidation of Convertible, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Convertible and Bond Debenture will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Bond Debenture upon the receipt of the assets of Convertible solely in exchange for the shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of Convertible;

     (3) No gain or loss will be recognized by Convertible on the transfer of its assets to Bond Debenture in exchange for Bond Debenture's shares and the assumption by Bond Debenture of the liabilities of Convertible or upon the distribution (whether actual or constructive) of Bond Debenture's shares to Convertible's Record Holders in exchange for their shares of Convertible;

     (4) No gain or loss will be recognized by Convertible's Record Holders upon the exchange of their shares of Convertible for shares of Bond Debenture in liquidation of Convertible;

     (5) The aggregate tax basis of the shares of Bond Debenture received by each Record Holder of Convertible pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Convertible held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Bond Debenture received by each Record Holder of Convertible will include the period during which the shares of Convertible exchanged therefor were held by such Record Holder (provided that the shares of Convertible were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Convertible acquired by Bond Debenture will be the same as the tax basis of such assets to Convertible immediately prior to the Reorganization, and the holding period of such assets in the hands of Bond Debenture will include the period during which the assets were held by Convertible.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Convertible would recognize a taxable gain or loss equal to the difference between its tax basis in its Convertible shares and the fair market value of the shares of Bond Debenture it received.

     Bond Debenture's utilization after the Reorganization of any pre-Reorganization losses realized by Convertible to offset gains realized by Bond Debenture could be subject to limitation in future years.

     PRO FORMA CAPITALIZATION

     The following table sets forth the capitalization of Convertible and Bond Debenture as of December 31, 2005, and the capitalization of Bond Debenture on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately .982 Class A shares of Bond Debenture for each share of Convertible.

                CAPITALIZATION OF CONVERTIBLE, BOND DEBENTURE AND
                           BOND DEBENTURE (PRO FORMA)

                                                                           BOND DEBENTURE
                                                                          PRO FORMA (AFTER
                             CONVERTIBLE   BOND DEBENTURE   ADJUSTMENTS    REORGANIZATION)
                             -----------   --------------   -----------   ----------------
Net Assets
Class A/Undesignated Class   106,565,672      881,383,747     (32,413)        987,917,006
Class B                               --      715,674,447     (23,949)        715,650,498
Class E                               --       35,202,750      (1,192)         35,201,558
Total Net Assets             106,565,672    1,632,260,944     (57,554)      1,738,769,062
Net Asset Value Per Share
Class A/Undesignated Class         12.25            12.47          --               12.47
Class B                               --            12.38          --               12.38
Class E                               --            12.40          --               12.40
Shares Outstanding
Class A/Undesignated           8,702,139       70,702,703    (156,376)         79,248,467

Class
Class B                               --       57,820,301          --          57,820,301
Class E                               --        2,839,215          --           2,839,215
Total Shares Outstanding       8,702,139      131,363,219    (156,376)        139,907,983

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

     DISTRIBUTION OF SHARES

     All portfolios of MIST sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of Bond Debenture are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) Bond Debenture may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of MIST.

     MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for MIST's shares. MID and its affiliates distribute the Contracts, and Bond Debenture's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries. Bond Debenture is authorized to issue three classes of shares: Class A, Class B and Class E. Convertible currently offers only one undesignated class of shares. Each Class of Bond Debenture has a separate distribution arrangement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of Convertible will receive Class A shares of Bond Debenture. Class A shares are sold at net asset value without any initial or deferred sales changes and are not subject to distribution-related fees.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Bond Debenture serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangement applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Bond Debenture.

     PURCHASE AND REDEMPTION PROCEDURES

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Convertible. No fee is charged by Convertible for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Convertible buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MID and its affiliates place orders for the purchase or redemption of shares of Bond Debenture based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

     EXCHANGE PRIVILEGES

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MIST.

     DIVIDEND POLICY

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and Bond Debenture intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     The operations of the Trust are governed by its Declaration of Trust and By-Laws, and applicable Massachusetts law. The operations of MIST are governed by the Agreement and Declaration of Trust and By-Laws of MIST, and applicable Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "MIST Declaration of Trust." As discussed below, certain of the differences between the Trust and MIST derive from provisions of MIST's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of MIST's Declaration of Trust and By-Laws, without charge, upon written or oral request to MIST at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

     FORM OF ORGANIZATION

     As noted above, MIST is organized as a Delaware statutory trust and the Trust is organized as a Massachusetts business trust. MIST and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of Bond Debenture and other mutual funds of various asset classes; the series of the Trust consist of Convertible and other mutual funds of various asset classes. MIST and the Trust currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies and qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust, By-Laws, and a Board of Trustees, and by applicable Delaware or Massachusetts and federal law.

     CAPITALIZATION

     The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share, of one or more series. The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, with a par value of $0.001 each, of one or more series. Both the Declaration of Trust of the Trust and MIST permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Convertible are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of Bond Debenture are offered in three classes (Class A, Class B and Class E). Shares of the classes of Bond Debenture represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

     SHAREHOLDER LIABILITY

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that MIST or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of MIST to liability. To guard against this risk, MIST's Declaration of Trust (a) provides that any written obligation of MIST may contain a statement that such obligation may only be enforced against the assets of MIST or the particular series in question and the obligation is not binding upon the shareholders of MIST; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of MIST's property of any shareholder held personally liable for the obligations of MIST. Accordingly, the risk of a shareholder of MIST incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) MIST itself is unable to meet its obligations. In light of Delaware law, the nature of MIST's business, and the nature of its assets, the risk of personal liability to a shareholder of MIST is remote.

     Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists under Massachusetts law. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither the Trust on behalf of Convertible nor MIST on behalf of Bond Debenture is required to hold annual meetings of shareholders. However, in the case of the Trust and MIST, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or MIST, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, the Trust and MIST are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither the Trust nor MIST currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust or MIST.

     Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum of consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to MIST, 331/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Trust requires the affirmative vote of a majority (greater than 50%) of the shares present and entitled to vote, and a majority of the shares is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). For MIST, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed with cause by a vote of two-thirds of the shareholders or by a vote of two-thirds of the remaining Trustees. A Trustee of MIST may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust of the Trust and MIST, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     The Declaration of Trust of the Trust requires shareholder approval to (1) change the Trust to a corporation or other organization, (2) terminate the Trust or a Portfolio, or (3) merge the Trust into another entity, or merge or consolidate or sell or exchange the assets of a Portfolio. The Declaration of Trust of MIST provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize MIST as a corporation or other entity, (2) merge MIST into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into a single series or class. The Trustees of MIST may also terminate MIST, a Portfolio, or a class of shares upon written notice to the shareholders.

     LIQUIDATION

     In the event of the liquidation of MIST, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST, the Portfolio or attributable to the class over the liabilities belonging to MIST, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Trust, the same provisions discussed above generally would apply.

     LIABILITY AND INDEMNIFICATION OF TRUSTEES

     Under the Declaration of Trust of MIST, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of MIST is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust;
(2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by
(a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or

(b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and MIST, their By-Laws and Delaware or Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware of Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Convertible in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern time, April 12, 2006, at the offices of MIST, 260 Madison Avenue, 10th Floor, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Convertible on or about March __, 2006.

     The Board of Trustees of the Trust has fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the shareholders of Convertible entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Convertible, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Convertible. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Convertible for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Convertible held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Convertible is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

     Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Convertible entitled to vote cast at a shareholders' meeting duly called at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Convertible were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about March __, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company LLC, its affiliates or other representatives of Convertible (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $57,554) will be paid by Convertible and Bond Debenture, pro rata, in accordance with their relative net assets.

     If shareholders of Convertible do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Convertible who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Bond Debenture are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     SHAREHOLDER INFORMATION

     The Record Holders of Convertible at the close of business on January 31, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Convertible owned as of the Record Date. As of the Record Date, the total number of shares of Convertible outstanding and entitled
to vote was             .
            ------------

     As of January 31, 2006, the officers and Trustees of the Trust and MIST beneficially owned as a group less than 1% of the outstanding shares of Convertible and Bond Debenture, respectively.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On January 31, 2006 to the knowledge of the Trustees and management of the Trust, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of Convertible.

     Each Insurance Company has advised the Trust and MIST that as of January 31, 2006 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Convertible or Bond Debenture, respectively.

     As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of MIST and as a result MetLife may be deemed to be a control person with respect to MIST.

                        FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Trust relating to Convertible, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of __________, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of MIST relating to Bond Debenture, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of __________, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Bond Debenture will be passed upon by Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION

     The Trust and MIST are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Branch maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.

MARCH 5, 2006

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of January, 2006, by and between Met Investors Series Trust, a Delaware business trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 ("MIST"), with respect to its Lord Abbett Bond Debenture Portfolio series (the "Acquiring Fund"), and The Travelers Series Trust, a Massachusetts business trust, with its principal place of business at One Cityplace, Hartford, Connecticut 06103 (the "Trust"), with respect to its Convertible Securities Portfolio series (the "Selling Fund").

     The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Trustees of MIST have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the MIST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the

MIST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Class A shares of the Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class A shares of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph
2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about May 1, 2006 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The audited financial statements of the Selling Fund at December 31, 2005 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (h) Since December 31, 2005, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of MIST, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          (b) The Acquiring Fund is a separate investment series of MIST, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the MIST's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The audited financial statements of the Acquiring Fund at December 31, 2005 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

          (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by MIST's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to MIST and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

          (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of MIST's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

          (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

          (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

     7.3 With respect to the Acquiring Fund, MIST shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

          (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

          (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

          (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the

Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 MIST and the Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund and the Acquiring Fund, pro rata, in accordance with their relative net assets. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transition costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, MIST, the Trust, or their Trustees or officers, to the other party. In such event, Met Investors Advisory LLC, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of MIST and the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to each of MIST and the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware and Massachusetts, as the case may be, which are hereby referred to and are also on file at the principal offices of MIST and the Trust. The obligations of MIST and the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of MIST and the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of MIST or the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        THE TRAVELERS SERIES TRUST ON
                                        BEHALF OF CONVERTIBLE
                                        SECURITIES PORTFOLIO


                                        By:
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: President


                                        MET INVESTORS SERIES TRUST ON
                                        BEHALF OF LORD ABBETT BOND
                                        DEBENTURE PORTFOLIO


                                        By:
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                        CONVERTIBLE SECURITIES PORTFOLIO

                                   a series of

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        By and In Exchange For Shares of

                      LORD ABBETT BOND DEBENTURE PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

     This Statement of Additional Information, dated March 5, 2006, relating specifically to the proposed transfer of the assets and liabilities of Convertible Securities Portfolio ("Convertible Securities"), a series of The Travelers Series Trust (the "Trust"), to Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), a series of Met Investors Series Trust ("MIST"), in exchange for Class A shares of beneficial interest, $.001 par value per share, of Bond Debenture (to be issued to holders of shares of Convertible Securities), consists of the information set forth below pertaining to Convertible Securities and Bond Debenture and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of the Trust related to Convertible Securities dated May 2, 2005, as supplemented December 6, 2005;

     (2) The Statement of Additional Information of MIST related to Bond Debenture dated May 1, 2005, as supplemented November 1, 2005;

     (3) Annual Report of the Trust relating to Convertible Securities for the year ended December 31, 2005 (to be filed by amendment); and,

     (4) Annual Report of MIST relating to Bond Debenture for the year ended December 31, 2005 (to be filed by amendment).

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Convertible Securities and Bond Debenture dated March 5, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MIST at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
                MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO
                  MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO
           MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
            MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                 MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

                                   May 2, 2005

                          (As revised December 6, 2005)

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the applicable The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                      Phone number 800-842-9368 (toll free)
or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History..............................................................
Investment Objectives, Policies, Risks and Certain Restrictions...........
Investment Restrictions...................................................
Valuation and Pricing.....................................................
Distributions.............................................................
Trustees and Officers.....................................................
Code of Ethics............................................................
Declaration of Trust......................................................
Investment Advisory Services..............................................
Redemptions in Kind.......................................................
Brokerage.................................................................
Portfolio Turnover Rate...................................................
Fund Administration.......................................................
Shareholder Rights........................................................
Federal Tax Status of the Funds...........................................
Performance...............................................................
Disclosure of Portfolio Holdings..........................................
Financial Statements......................................................
Additional Information....................................................
Appendix A Ratings........................................................   A-1
Appendix B Proxy Voting Policies and Procedures...........................   B-1

                                  FUND HISTORY

The Travelers Series Trust ("Trust") is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. Effective July 1, 2005, the Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio, formerly series of Travelers Series Fund Inc., became series of the Trust.

An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the Board of Trustees ("Board") to divide the Trust's shares into two or more series related to separate investment portfolios ("Funds") and further allows the Board to establish additional series at any time.

         INVESTMENT OBJECTIVES, POLICIES, RISKS AND CERTAIN RESTRICTIONS

The Trust is currently divided into multiple Funds, each with its own investment objective, policies and restrictions. Each Fund, except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio, is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund will achieve its investment objective.

Each Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that an owner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports.

Listed below for quick reference are the other types of investments that each Fund may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Funds' investments and investment techniques follows the chart.

                                             CONVERTIBLE
                                              SECURITIES    DISCIPLINED      EQUITY       FEDERATED     FEDERATED
INVESTMENT TECHNIQUE                          PORTFOLIO       MID CAP        INCOME       HIGH YIELD      STOCK
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X                             X             X             X
  Asset-Backed Mortgage Securities                X                             X             X             X
  Bankers' Acceptances                            X              X              X             X             X
  Buying Put and Call Options                     X              X              X             X             X
  Certificates of Deposit                         X              X              X             X             X
  Commercial Paper                                X              X              X             X             X
  Convertible Securities                          X                             X             X             X
  Corporate Asset-Backed Securities               X                             X             X             X
  Debt Securities                                 X              X              X             X             X
  Emerging Market Securities                      X                             X             X             X
  Equity Securities                               X              X              X             X             X
  Floating & Variable Rate Instruments            X              X              X             X             X
  Foreign Securities                              X                             X             X             X
  Forward Contracts on Foreign Currency                                         X             X
  Futures Contracts                               X              X              X             X             X
  High-Yield, High-Risk Bonds                                                   X             X             X
  Illiquid Securities                             X              X              X             X             X
  Indexed Securities                              X                             X             X
  Index Futures Contracts                         X              X              X                           X
  Investment Company Securities                   X              X              X             X             X
  Investment in Unseasoned Companies              X              X              X             X             X
  Lending Portfolio Securities                    X              X              X             X             X
  Letters of Credit                               X              X              X             X             X
  Loan Participations                                                           X             X             X
  Options on Foreign Currencies                                                 X             X
  Options on Index Futures Contracts              X              X              X                           X
  Options on Stock Indices                                       X              X                           X
  Options on Securities                                                                       X
  Other Direct Indebtedness                                                     X             X             X
  Real Estate-Related Instruments                 X              X              X             X             X
  Repurchase Agreements                           X              X              X             X             X
  Reverse Repurchase Agreements                   X              X              X             X             X
  Short Sales "Against the Box"                   X                             X             X             X
  Short-Term Money Market Instruments             X              X              X             X             X
  Swap Agreements                                                               X             X
  Temporary Bank Borrowing                        X              X              X             X             X
  U.S. Government Securities                      X              X              X             X             X
  Variable Amount Master Demand Notes             X              X              X             X             X
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X             X
  Writing Covered Call Options                    X              X              X             X             X

                                                                                           PIONEER      TRAVELERS
                                             AIM CAPITAL     STRATEGIC      MFS TOTAL     STRATEGIC      MANAGED
INVESTMENT TECHNIQUE                        APPRECIATION      EQUITY         RETURN        INCOME        INCOME
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X              X              X             X              X
  Asset-Backed Mortgage Securities                X              X              X             X              X
  Bankers' Acceptances                            X              X              X             X              X
  Buying Put and Call Options                     X              X              X             X
  Certificates of Deposit                         X              X              X             X              X
  Commercial Paper                                X              X              X             X              X
  Convertible Securities                          X              X              X             X              X
  Corporate Asset-Backed Securities               X              X              X             X              X
  Debt Securities                                 X              X              X             X              X
  Emerging Market Securities                      X              X              X             X              X
  Equity Securities                               X              X              X             X              X
  Floating & Variable Rate Instruments
  Foreign Securities                              X              X              X             X              X
  Forward Contracts on Foreign Currency           X              X              X             X              X
  Futures Contracts                               X              X              X             X              X
  High-Yield, High-Risk Bonds                                    X              X             X              X
  Illiquid Securities                             X              X              X             X              X
  Indexed Securities
  Index Futures Contracts                         X              X              X             X              X
  Investment Company Securities                   X              X              X             X
  Investment in Unseasoned Companies              X
  Lending Portfolio Securities                    X              X              X             X              X
  Letters of Credit
  Loan Participations                                            X              X             X              X
  Options on Foreign Currencies                   X              X              X             X              X
  Options on Index Futures Contracts              X              X              X             X              X
  Options on Stock Indices                        X              X              X             X              X
  Options on Securities                           X              X              X             X              X
  Other Direct Indebtedness                                      X              X             X
  Real Estate-Related Instruments                 X              X              X             X              X
  Repurchase Agreements                           X              X              X             X              X
  Reverse Repurchase Agreements                   X
  Short Sales "Against the Box"                   X              X              X             X
  Short-Term Money Market Instruments             X              X              X             X              X
  Swap Agreements                                 X              X              X             X
  Temporary Bank Borrowing                        X              X              X             X              X
  U.S. Government Securities                      X              X              X             X              X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X              X
  Writing Covered Call Options                    X              X              X             X

                                                           SALOMON BROTHERS
                                                           STRATEGIC TOTAL
                                            VAN KAMPEN      RETURN BOND
INVESTMENT TECHNIQUE                        ENTERPRISE       PORTFOLIO
---------------------------------------   --------------  ------------------
  American Depositary Receipts                  X                X
  Asset-Backed Mortgage Securities              X                X
  Bankers' Acceptances                          X                X
  Buying Put and Call Options                   X                X
  Certificates of Deposit                       X                X
  Commercial Paper                              X                X
  Convertible Securities                        X                X
  Corporate Asset-Backed Securities             X                X
  Debt Securities                               X                X
  Emerging Market Securities                    X                X
  Equity Securities                             X                X
  Floating & Variable Rate Instruments
  Foreign Securities                            X                X
  Forward Contracts on Foreign Currency         X                X
  Futures Contracts                             X                X
  High-Yield, High-Risk Bonds                                    X
  Illiquid Securities                           X                X
  Indexed Securities
  Index Futures Contracts                       X                X
  Investment Company Securities                 X                X
  Investment in Unseasoned Companies            X
  Lending Portfolio Securities                  X                X
  Letters of Credit
  Loan Participations                                            X
  Options on Foreign Currencies                 X                X
  Options on Index Futures Contracts            X                X
  Options on Stock Indices                      X                X
  Options on Securities                         X                X
  Other Direct Indebtedness                                      X
  Real Estate-Related Instruments
  Repurchase Agreements                         X                X
  Reverse Repurchase Agreements                                  X
  Short Sales "Against the Box"                 X                X
  Short-Term Money Market Instruments           X                X
  Swap Agreements                               X                X
  Temporary Bank Borrowing                      X                X
  U.S. Government Securities                    X                X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                                    X
  Writing Covered Call Options                  X                X

                                                          MONDRIAN          MFS
                                                        INTERNATIONAL     MID CAP        MFS
INVESTMENT TECHNIQUE                       LARGE CAP        STOCK         GROWTH        VALUE
---------------------------------------   -----------  ---------------  -----------  ------------
  American Depositary Receipts                 X              X              X            X
  Asset-Backed Mortgage Securities             X              X                           X
  Bankers' Acceptances                         X              X              X            X
  Buying Put and Call Options                  X              X              X            X
  Certificates of Deposit                      X              X              X            X
  Commercial Paper                             X              X              X            X
  Convertible Securities                       X              X              X            X
  Corporate Asset-Backed Securities            X                                          X
  Debt Securities                              X              X              X            X
  Emerging Market Securities                   X              X              X            X
  Equity Securities                            X              X              X            X
  Floating & Variable Rate Instruments         X              X              X            X
  Foreign Securities                           X              X              X            X
  Forward Contracts on Foreign Currency        X              X              X            X
  Futures Contracts                            X              X              X            X
  High-Yield, High-Risk Bonds                  X                             X            X
  Illiquid Securities                          X              X              X            X
  Indexed Securities                           X              X                           X
  Index Futures Contracts                      X              X              X            X
  Investment Company Securities                X              X              X            X
  Investment in Unseasoned Companies           X              X              X            X
  Lending Portfolio Securities                 X              X              X            X
  Letters of Credit                            X              X              X            X
  Loan Participations                          X                                          X
  Options on Foreign Currencies                X              X              X            X
  Options on Index Futures Contracts           X              X              X            X
  Options on Stock Indices                     X              X              X            X
  Options on Securities
  Other Direct Indebtedness                    X                                          X
  Real Estate-Related Instruments              X              X              X            X
  Repurchase Agreements                        X              X              X            X
  Reverse Repurchase Agreements                X              X              X
  Short Sales "Against the Box"                X              X                           X
  Short-Term Money Market Instruments          X              X              X            X
  Swap Agreements                              X              X                           X
  Temporary Bank Borrowing                     X              X              X            X
  U.S. Government Securities                   X              X              X            X
  Variable Amount Master Demand Notes          X              X              X            X
  When-Issued & Delayed Delivery
   Securities                                  X              X              X            X
  Writing Covered Call Options                 X              X              X            X

                                            MERCURY     TRAVELERS       U.S.        PIONEER     ZERO COUPON
                                           LARGE CAP     QUALITY       GOV'T         FUND           BOND
INVESTMENT TECHNIQUE                          CORE         BOND      SECURITIES    PORTFOLIO    SERIES 2005
---------------------------------------   -----------  -----------  ------------  -----------  -------------
  American Depositary Receipts                 X            X                          X             X
  Asset-Backed Mortgage Securities             X            X            X             X             X
  Bankers' Acceptances                         X            X            X             X             X
  Buying Put and Call Options                  X                         X             X             X
  Certificates of Deposit                      X            X            X             X             X
  Commercial Paper                             X            X            X             X             X
  Convertible Securities                       X            X                          X             X
  Corporate Asset-Backed Securities                         X                          X             X
  Debt Securities                              X            X            X             X             X
  Emerging Market Securities                   X                                       X             X
  Equity Securities                            X            X                          X             X
  Floating & Variable Rate Instruments         X            X            X             X             X
  Foreign Securities                           X            X                          X             X
  Forward Contracts on Foreign Currency        X                                       X
  Futures Contracts                            X            X            X             X             X
  High-Yield, High-Risk Bonds                  X            X                          X
  Illiquid Securities                          X            X            X             X             X
  Indexed Securities                           X            X                          X
  Index Futures Contracts                      X            X            X             X             X
  Investment Company Securities                X            X            X             X             X
  Investment in Unseasoned Companies           X            X                          X             X
  Lending Portfolio Securities                 X            X            X             X
  Letters of Credit                            X            X            X             X
  Loan Participations                                                                  X
  Options on Foreign Currencies                X                                       X
  Options on Index Futures Contracts           X            X            X             X             X
  Options on Stock Indices                     X                                       X
  Options on Securities
  Other Direct Indebtedness                    X
  Real Estate-Related Instruments              X            X            X             X             X
  Repurchase Agreements                        X            X            X             X             X
  Reverse Repurchase Agreements                             X            X             X
  Short Sales "Against the Box"                X                                       X
  Short-Term Money Market Instruments          X            X            X             X             X
  Swap Agreements                                                                      X
  Temporary Bank Borrowing                     X            X            X             X             X
  U.S. Government Securities                   X            X            X             X             X
  Variable Amount Master Demand Notes          X            X            X             X             X
  When-Issued & Delayed Delivery
   Securities                                  X            X            X             X             X
  Writing Covered Call Options                 X                         X             X             X

                                                                           STYLE FOCUS
                                                           STYLE FOCUS       SERIES:
                                           PIONEER MID    SERIES: SMALL     SMALL CAP
                                            CAP VALUE       CAP GROWTH        VALUE
INVESTMENT TECHNIQUE                        PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------   -------------  ---------------  -------------
  American Depositary Receipts                 X                X               X
  Asset-Backed Mortgage Securities
  Bankers' Acceptances
  Buying Put and Call Options                  X                X               X
  Certificates of Deposit                      X
  Commercial Paper                                              X               X
  Convertible Securities                       X                X               X
  Corporate Asset-Backed Securities
  Debt Securities                              X                X               X
  Emerging Market Securities                   X
  Equity Securities                            X                X               X
  Floating & Variable Rate Instruments
  Foreign Securities                           X                X               X
  Forward Contracts on Foreign Currency        X                X               X
  Futures Contracts                            X                X               X
  High-Yield, High-Risk Bonds
  Illiquid Securities                          X                X               X
  Indexed Securities                           X                X               X
  Index Futures Contracts                      X
  Investment Company Securities
  Investment in Unseasoned Companies           X                X               X
  Lending Portfolio Securities                 X                X               X
  Letters of Credit
  Loan Participations
  Options on Foreign Currencies                X                X               X
  Options on Index Futures Contracts           X                X               X
  Options on Stock Indices                     X                X               X
  Options on Securities                        X                X               X
  Other Direct Indebtedness                    X                X               X
  Real Estate-Related Instruments              X
  Repurchase Agreements                        X                X               X
  Reverse Repurchase Agreements                X                X               X
  Short Sales "Against the Box"
  Short-Term Money Market Instruments          X
  Swap Agreements
  Temporary Bank Borrowing
  U.S. Government Securities                   X                X               X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                  X                X               X
  Writing Covered Call Options                 X                X               X

The Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio and Aggressive Portfolio invest in the securities of other investment companies ("Underlying Funds") and cash, or cash equivalent instruments. The Underlying Funds may invest in some or all of the investments and use some or all of the investment techniques described in this SAI.

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Funds, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Funds do not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., a Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which a Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by certain Funds must have been accepted by U.S. Commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The Funds' investments in commercial paper are limited to those rated in the top two categories. See the Appendix for information with respect to ratings for commercial paper, as well as other debt and equity securities.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, or sub-adviser, determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Funds may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is certain Funds' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser or subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. A Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, a Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Funds do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when a Fund commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner can be advantageous to the Funds. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, a Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose a Fund to the risk of fluctuations in the value of the securities it has committed to purchase.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds' custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds' custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, a Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by a Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by a Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, a Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on a Fund to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on a Fund to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Funds expect to remain fully invested in common stocks to the extent practicable, and are therefore subject to the general risk of the stock market. The value of a Fund's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Funds also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Funds may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. A Fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of a Fund, investing substantially in emerging growth companies, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

INTERESTS IN OTHER LIMITED LIABILITY ENTITIES. Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT CONVERTIBLE SECURITIES PORTFOLIO). Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer's common stock. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain funds may also participate in Private Investment in Public Entities ("PIPEs"). In a PIPE financing transaction, the Fund acquires restricted shares of a public company at a significant discount to the market price (typically ten to 20 percent) of its publicly-traded stock. The company then registers the resale of the restricted shares, allowing the Fund, as a PIPE investor to sell the shares into the public market. The two main types of PIPEs are traditional and structured. In a traditional PIPE, stock, either common or preferred, is issued at a set price to raise capital for the issuer, while a structured PIPE issues convertible debt (common or preferred shares).

CONVERTIBLE SECURITIES (CONVERTIBLE SECURITIES PORTFOLIO ONLY). Convertible Securities, hereby defined as equity securities and not subject to any rating requirements for fixed income securities contained herein, are corporate bonds, notes or preferred shares that are convertible or exchangeable at a stated price or rate into or for the common stock or other equity interest of the issuer. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. As the market price of the underlying common stock declines the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities are investments that provide a generally more stable stream of income with higher yields than common stocks. However, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two or more distinct securities that together attempt to replicate the characteristics of a convertible security. Synthetic convertible securities combine non-convertible bonds or preferred stock with common stock, warrants or stock call options. The options that form a portion of the synthetic convertible are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The components of a synthetic convertible generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the others to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain Funds may invest in debt obligations which involve equity features such as warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES. Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Funds may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's) (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. There is no minimum acceptable rating for a security to be purchased or held by certain Funds, and a Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had expected at the time such bonds were purchased. In the event of a restructuring, a Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

A Fund may own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. A Fund's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques may include:

     CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

     DIVERSIFICATION. A Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by a Fund investing in these bonds of its investment objective may be more dependent on the credit analysis of the bonds than would be the case if the Fund invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Funds may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. Similarly, an interest rate futures contract provides for the future sale and purchase of a specified amount of a particular debt security at a specified price and date.

A Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Portfolio's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. A Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use futures contracts and options thereon only when it believes the overall does not increase the risks to which a Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BUYING PUT AND CALL OPTIONS. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. Certain Funds may write or sell covered call options. Certain Funds may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Funds may only write "covered" options. This means that as long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits a Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair a Fund's ability to use such options to achieve its investment objectives.

WRITING COVERED PUT OPTIONS. Certain Funds may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

YIELD CURVE OPTIONS. Certain Funds may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of management, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

SWAPS. Swaps are contracts in which counterparties agree to pay each other the returns derived from underlying assets with differing characteristics. Swaps generally do not involve the delivery of the underlying assets by the counterparties and the counterparties might not own the underlying assets. The payments are usually made on a net basis, which means that on any given day, a Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements. They are sophisticated instruments that take many forms and are known by a number of names. Types of SWAPS that certain Funds may invest in include:

Interest Rate SWAPS: are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of Interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

CAPS or FLOORS: are contracts in which one party agrees to make payments only if an interest rate or index goes above (CAP) or below (FLOOR) a certain level in return for a fee from the other party.

Credit Default SWAPS: where the seller of the SWAP is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the seller receives from the counterparty a periodic stream of payments over the term of the contract provided that no default event has occurred. If no default occurs, the seller keeps the stream of payments and would have no payment obligations. A fund that is a seller of such SWAPS is subject to investment exposure on the notional amount of the SWAP. A fund that is a buyer of such SWAPS is subject to credit risk - that the issuer may default or that the seller may not satisfy its payment obligations.

Total Rate of Return SWAPS: are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CREDIT LINKED NOTES. A credit linked note ("CLN") is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Funds may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certain Funds may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, E.G., the U.S. bond market.

A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Subject to their fundamental investment restrictions, certain funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Subject to any limit on a Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that a

Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer a Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY CONTRACTS. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange. Futures contracts on foreign currencies are similar to forward contracts except that they are traded on exchanges and have standardized terms.

The following discussion summarizes the Funds' principal uses of foreign currency futures contracts ("currency contracts"). A Fund may enter into currency contracts with stated contract values of up to the value of the Fund's total net assets. A currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency. A Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a currency contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the contract or the currency being hedged. To the extent that a Fund is unable to cover its currency contract positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a currency buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

ILLIQUID SECURITIES. Certain Funds may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, a Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by a Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

"DOLLAR ROLL" TRANSACTIONS. Certain Funds may enter into "dollar roll" transactions pursuant to which the Fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (I.E., same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

Since a Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Funds and will be subject to each Fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% (100% for Pioneer Fund Portfolio) of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. Each Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% (100% for Pioneer Fund Portfolio) of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

TEMPORARY BANK BORROWING: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Funds may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Funds may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income and Large Cap, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Some Funds may also invest in assignments of portions of loans from third parties. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

INVESTMENT COMPANY SECURITIES: Some Funds may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Funds may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

ELECTRONICALLY TRADED FUNDS: Certain funds may invest in electronically traded funds ("ETFs") that are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An ETF is a type of investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

..    shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

..    shares of a sampling of the companies (or, for a fixed income ETF, bonds)
that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Instead of cash, creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

INDEXED SECURITIES: Certain Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES: These are transactions where a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete the transaction, a Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The market price may be more or less than the price at which the security was sold by the Fund. The Fund will suffer a loss if buys back the security at a higher price and the Fund will realize a gain if it buys back the security at a lower price.

SHORT SALES "AGAINST THE BOX": Some Funds may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CONVERTIBLE SECURITIES PORTFOLIO

Convertible Securities Portfolio's investment objective is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in convertible securities ("80% investment policy"). The subadviser may invest up to 35% of the Fund's assets in synthetic convertible securities.

The Fund is not required to sell securities to conform to this 80% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities pending an orderly disposition, to establish long-term holding periods for tax purposes, or for other reasons.

Convertible securities are considered by the subadviser to be equity securities. Other investments are allowed, including, but not limited to, unlimited investments in synthetic convertible securities and in equity and debt securities that are not convertible into common stock, when deemed appropriate by the adviser for temporary defensive purposes and up to 10% of its assets to purchase put options on securities for hedging purposes.

The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

In pursuing its objective, Convertible Securities Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

DISCIPLINED MID CAP STOCK PORTFOLIO

Disciplined Mid Cap Stock Portfolio's investment objective is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. The subadviser selects stocks of companies with a market capitalization similar to the companies in the S&P Mid-Cap 400 Index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the S&P 400 Index.

The Fund's active investment strategy focuses primarily on individual stock selection. In selecting the Fund's holdings, the subadviser applies a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the S&P
400. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria are overweighted relative to the benchmark index. In general, the discipline favors stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the S&P 400, they may in fact be more volatile or have a lower return than the benchmark index. Equity securities have historically demonstrated long-term growth in value, but their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

Under normal circumstances, the Fund invests 80% of its assets in companies with a mid size market capitalization ("80% investment policy") The Fund seeks to maintain full exposure to its stock universe. The Fund's investments in exchange-traded stock index futures contracts, to provide equity exposure to the Fund's cash position, are not generally expected to impact more than 20% of the Fund's assets at any one time.

In pursuing its objective, Disciplined Mid Cap Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

EQUITY INCOME PORTFOLIO

Equity Income Portfolio's investment objective is to seek reasonable income. The subadviser normally invests at least 80% of the Fund's assets in equity securities ("80% investment policy"). The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. The subadviser normally invests primarily in income-producing securities. The subadviser has the flexibility, however, to invest the Fund's assets in all types of domestic and foreign securities, including bonds. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. The subadviser seeks to spread investment risk by diversifying the Fund's holdings among many companies and industries.

The subadviser normally invests the Fund's assets according to its investment strategy. The Subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2)  issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies.

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its nets assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio's investment objective is to seek high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). The subadivisor selects a diversified portfolio of fixed income securities. The Fund's investment objective is fundamental.

The Fund invests primarily in fixed-rate corporate debt obligations. The fixed-rate corporate debt obligations in which the Fund may invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, those listed on the chart on Investment Techniques above and the following:

     . corporate debt obligations having fixed or floating rates of interest and that are rated BBB or lower by nationally recognized statistical rating organizations or comparable unrated securities;

     .    preferred stocks;

     .    equipment trust and lease certificates;

     .    zero coupon bonds;

     .    pay-in-kind securities;

     . general obligations of any state, territory, or possession of the United States, or their political subdivisions; and

     . equity securities, including synthetic convertible securities and warrants, rights and options.

Under adverse market conditions or to minimize potential losses, the subadviser may assume a temporary defensive position and invest the Fund's assets in cash, cash items, and shorter-term, higher-quality debt securities.

The Fund is aggressively managed and the bonds in which the Fund invests are considered speculative. Therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a an investment-grade bond fund, conservative equity fund or a growth fund that invests entirely in proven growth equities.

In pursuing its objective, Federated High Yield Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

FEDERATED STOCK PORTFOLIO

Federated Stock Portfolio's investment objective is to provide growth of income and capital by normally investing at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects a diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. This investment objective cannot be changed without the approval of shareholders.

The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Fund invests primarily in common stocks of companies selected by the subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies are typically leaders in their industries with regard to revenues. Other factors, such as product position or market share, which the subadviser may consider, may outweigh revenues. Other permitted investments include, but are not limited to: preferred stocks, corporate bonds, notes, and warrants of these companies, and ADRs (in an amount of not more than 15% of its assets).

In pursuing its objective, Federated Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

LARGE CAP PORTFOLIO

Large Cap Portfolio's investment objective is to seek long-term growth of capital by investing primarily in securities of companies with large market capitalizations. The Subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations ("80% investment policy"). Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. The size of companies in each index changes with market conditions and the composition of each index. The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. For purposes of its 80% investment policy, FMR intends to measure the capitalization range of the Russell 1000 Index and the S&P 500 Index no less frequently than once a month. The subadviser normally invests the Fund's assets primarily in common stocks.

The subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Current holdings and recent investment strategies are described in the Fund's financial reports, which are sent to shareholders twice a year.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objective, Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2) issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies:

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in future contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian International Stock Portfolio's investment objective is to seek capital appreciation, by investing, under normal conditions, at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis.

The Fund may enter into foreign currency exchange forward contracts to hedge against anticipated changes in foreign currency exchange rates. The Fund may invest up to 15% of its assets in foreign fixed-income securities when, in the subadviser's opinion, attractive opportunities exist relative to those available through equities.

When the subadviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies, U.S. government securities, or short-term money market instruments or cash.

In pursuing its objective, Mondrian International Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio's investment objective is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies with medium-market capitalization ("80% investment policy"). Medium-market capitalization companies have a market capitalization equal to or exceeding $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index at the time of the Fund's investment. The Russell Midcap(TM) Growth Index is a widely recognized, unmanaged index of mid-cap common stock prices. The subadviser selects companies that it believes have above-average growth potential.

Consistent with its investment objective, the Fund may invest in up to 10% of its net assets in nonconvertible high-risk, high-yield fixed-income securities that are in the lower rating categories (rated BA or lower by

Moody's or BB or lower by S&P or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (collectively, commonly known as "junk bonds"). Further, the Fund also may invest up to 20% of its net assets in foreign and emerging markets securities that are not traded on a U.S. exchange (not including ADRs). The Fund may also engage in short sales of securities for up to 15% of its net assets.

The Fund is non-diversified. As a result, the amount of the Fund's assets that may be invested in the securities of any one issuer is limited only by the Fund's investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

For defensive purposes under unusual market conditions, as a reserve for future investments, or to meet liquidity needs, the subadviser may temporarily invest some or all of the Fund's assets. Temporary investments may include but are not limited to cash or cash equivalents, such as short-term money market instruments, commercial paper, bank obligations, short-term notes, U.S. government securities, certificates of participation and trust certificates representing interests in U.S. government securities, and related repurchase agreements.

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS VALUE PORTFOLIO

MFS Value Portfolio's investment objective is to seek to provide capital appreciation and reasonable income. The Fund invests, under normal circumstances, at least 65% of its net assets in income producing equity securities of companies which MFS believes are undervalued in the market relative to their long-term potential.

MFS uses a bottom-up, as opposed to a top down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of each issuer (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS large group of equity research analysts.

Other investments are allowed, including, but not limited to, those described below. Subject to its investment objective and the restrictions set forth below, the Fund may invest up to 35% of its net assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs.

In pursuing its investment objective, MFS Value Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MERCURY LARGE CAP PORTFOLIO FUND (FORMERLY, MERRILL LYNCH LARGE CAP PORTFOLIO)

Mercury Large Cap Core Portfolio's investment objective is to seek long term capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index ("80% investment policy"). The Fund may continue to hold a security after it has been removed from the Russell 1000(R) Index. While the investment emphasis is on equities, the Fund may also invest in convertible securities, preferred stock, rights, warrants, U.S. Government debt securities, and to a lesser extent, non-convertible debt securities. Additionally, the Fund may hold assets in cash, cash equivalents, short term securities, in such proportions as the subadviser deems appropriate, based on prevailing market or economic conditions, or for temporary defensive purposes.

The subadviser uses a proprietary, multi-factor quantitative model to look for companies within the Russell 1000(R) Index, that in the subadviser's opinion, are consistent with the investment objective of the Fund. The subadviser seeks to invest in securities believed to be undervalued or ones that show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to earnings ratio and price-to-book ratio for a particular security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000(R) Index, the Fund will allocate its common stock investments among sectors in a manner generally comparable to the sector weightings in the Russell 1000(R) Index, as those sectors are defined by the S&P 500. Individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the Fund as compared to its weighting in the Russell 1000(R) Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000(R) Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000(R) Index, while its sector allocations to smaller capitalized industries generally will be no more that three times that sector's weighting in the Russell 1000(R) Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R) Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000(R) Index and the Fund is not limited to investing only 10% of its assets in any one sector if the guidelines listed above permit a larger allocation. The subadviser is not required to follow these parameters in selecting securities at all times, and is not required to sell securities if they fall outside of these parameters.

In pursuing its objective, Mercury Large Cap Core Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

TRAVELERS QUALITY BOND PORTFOLIO

Travelers Quality Bond Portfolio's investment objective is to seek current income, moderate capital volatility and total return. The Fund normally invests 80% of its assets in investment-grade bonds and debt obligations ("80% investment policy"). Such bonds and obligations include, but not limited to:

     .    treasury bills;

     .    repurchase agreements;

     .    commercial paper and other short term instruments;

     .    bank certificates of deposit and bankers' acceptances; and

     . publicly traded debt securities, including bonds, notes, and debentures; and

     .    equipment trust certificates.

Permissible securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or a different issuer, or participation based on revenues, sales or profits. The subadviser anticipates that the Fund will maintain an average portfolio duration not exceeding five years. In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average duration. Investment in longer-term obligations may be made if the investment adviser concludes that the investment yields justify a longer-term commitment. No more than 25% of the value of the Fund's assets will be invested in any one industry.

The Fund is actively managed, and investments may be sold prior to maturity if the subadviser deems it to be advantageous in light of factors such as market conditions or brokerage costs. While the Fund's investments are generally not listed securities, there are firms that make markets in the type of debt instruments that the Fund holds. The subadviser anticipates no problems of liquidity with the Fund's investments.

From time to time, the Fund may commit to purchase when-issued securities. The Fund also may purchase and sell interest-rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the portfolio securities.

In pursuing its objective, Travelers Quality Bond Portfolio currently is subject to investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio's investment objective is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Fund normally invests at least 80% of its assets in U.S. government securities, which includes obligations of the U.S. Government and of its agencies, instrumentalities, and government-sponsored enterprises as defined earlier in this SAI ("80% investment policy").

Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by Fannie Mae are supported by its right to borrow from the U.S. Treasury. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Agency, are backed only by the credit of the issuing entity. Although U.S. government securities generally are considered to be high quality, there is no assurance that the U.S. Government would provide financial assistance to an agency, instrumentality or government-sponsored enterprise if it were not obligated by law to do so.

The Fund may purchase put and call options and other instruments and strategies described above, including futures contracts as a hedge against changes in interest rates.

In pursuing the Fund's objective, the subadviser currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

PIONEER FUND PORTFOLIO

Pioneer Fund Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Fund's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depository receipts and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments. The Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

In pursuing its objective, Pioneer Fund Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The objective of the Zero Coupon Bond Fund Portfolio is to provide as high an investment return as is consistent with the preservation of capital. The Portfolio's investment objective is fundamental. The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash, which will be transferred to the money market option available under the variable annuity or variable life contract that offers the Fund as an investment option.

The Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. The Fund may not be appropriate for investors who do not plan to have their premiums invested in Fund shares for the long-term or until maturity.

Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in Zero Coupon securities, a term used collectively for stripped Treasury securities, stripped government securities, stripped corporate securities and stripped Eurodollar obligations and other stripped securities, all described below ("80% investment policy"). Zero Coupon securities may consist of:

          (l) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of a Fund's assets);

          (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

          (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

          (4) stripped principal obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 15% limitation for such securities; and

          (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

The remaining 20% of the Fund's assets may be invested in non-zero coupon securities such as common stock and other equity securities, interest-paying bonds and other debt securities, and money market instruments. In addition, the Fund will not purchase illiquid securities, including restricted or other securities that are not readily marketable (such as repurchase agreements with maturities in excess of seven days) if more than 15% of the Fund's total assets would be invested in such securities.

In pursuing its objective, the Zero Coupon Bond Fund Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

PIONEER MID CAP VALUE PORTFOLIO

The Pioneer Mid Cap Value Portfolio seeks capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are considered to be those with market values within the range of market values of companies included in the Russell Midcap Value Index, which is a widely recognized, unmanaged index of mid-size common stock prices. Equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks. The Fund may invest up to 25% of its assets in REITs.

The Fund's subadviser employs a value-driven approach to seek out securities that it believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Consistent with its objective, the Fund may invest up to 20% of its assets in fixed-income securities, which includes U.S. Government obligations, certificates of deposit, and short-term money market instruments and it may invest up to 25% of its assets in foreign securities, but it will not invest more than 5% of its assets in the securities of emerging markets issuers.

In pursuing its objective, the Pioneer Mid Cap Value Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio's investment objective is to seek capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Janus Capital Management LLC ("Janus"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics, with an emphasis on growth charcteritcs. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

Janus applies a "bottom up" approach in choosing investments - looking at companies one at a time to seek out an attractive investment opportunity.

STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

The Small Cap Value Fund seeks capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Value Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Dreman Value Management LLC ("Dreman"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the Fund's assets in equity securities. FMR normally invests the Fund's assets primarily in common stocks.

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objectives, Strategic Equity Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

AIM CAPITAL APPRECIATION PORTFOLIO

The Fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. The market prices of many of the securities purchased and held by the Fund may fluctuate more widely than other equity securities of larger, more established companies.

SPECIAL SITUATIONS. Although the Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The Fund may invest up to 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The Fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the Fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

VAN KAMPEN ENTERPRISE PORTFOLIO

The Fund invests primarily in common stocks of growth companies. In addition to common stocks, the Fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The Fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The Fund may also holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The Fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The Fund may invest in options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the Fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the Fund can purchase puts (or futures puts) to hedge the Fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the Fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MFS TOTAL RETURN PORTFOLIO

The Fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the Fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities. It is not the Fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the Fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The Fund may also invest in emerging market securities.

The Fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.

The Fund will be managed actively with respect to the Fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the Fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the Fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the Fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

The Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The Fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

Pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

ASSET ALLOCATION. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (E.G., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the Fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Fund that invest solely in debt securities of U.S. issuers.

The Fund may borrow money from banks in an amount up to 33 1/3 % of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The Fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the Fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the Fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets. The Fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

NONDIVERSIFICATION. As a "non-diversified" fund under the 1940 Act, the Fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the Fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the Fund's total assets. These limits are measured at the end of each quarter of the Fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund, and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The Fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

TRAVELERS MANAGED INCOME PORTFOLIO

Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (I.E., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the Fund's total assets will be invested in debt obligations having durations of 10 years or less. The Fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The Fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The Fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.

Bank CDs and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The Fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The Fund may invest up to 20% of its assets in foreign securities.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

PIONEER STRATEGIC INCOME PORTFOLIO

The Fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the Fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

The Fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives in which the Fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

DEFENSIVE STRATEGIES. At times, the subadviser may judge that conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

The Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

The Conservative Strategy Portfolio seeks a high level of current income with some consideration given to growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies

("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

     .    10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

The Moderate-Conservative Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily fixed-income securities

     .    25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities and the Fund will have indirect exposure to the equity securities of companies of various sizes and indirect exposure to. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

The Moderate Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

     . 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

The Moderate-Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of is assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

     . 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

FOR THE MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO AND CONSERVATIVE PORTFOLIO

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds. The subadviser may also consider factors such as an Underlying Fund's investment style and market capitalization weightings when making its investment decisions, in order to take advantage of medium-term trends.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. Certain investment companies advised by TAMIC may be given preference for use as Underlying Funds over similar funds advised by TAMIC affiliates.

                             INVESTMENT RESTRICTIONS

The Funds (generally excluding Equity Income and Large Cap Portfolios and except as indicated otherwise below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

Each of the Trust's Portfolios (including Equity Income and Large Cap Portfolios), irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

     1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Managed Allocation Series:
Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, Aggressive Portfolio) with respect to 75% of its assets, a Fund may not purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     2. INDUSTRY CONCENTRATION: a Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U.
S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     3. BORROWING: a Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

     4. REAL ESTATE: a Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

     5. LENDING: a Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     6. COMMODITIES: a Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

     7. UNDERWRITING: a Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

     8. SENIOR SECURITIES: a Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

     9. EXERCISING CONTROL OF ISSUERS: the AIM Capital Appreciation Portfolio may not invest for the purpose of exercising control over or management of any company, except to the extent that the Fund may purchase securities of other investment companies.

     10. TRANSACTIONS WITH OFFICERS AND DIRECTORS: The Travelers Managed Income Portfolio may not purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies that each Fund (generally excluding Equity Income and Large Cap Portfolios and except as otherwise noted below) currently complies with:

     1. MFS MID CAP GROWTH PORTFOLIO, SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, AGGRESSIVE PORTFOLIO are "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, a Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer. Although Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio are classified as non-diversified" they are currently operating as diversified funds.

     2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

     3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

     4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control. (See Fundamental Policy No. 9 in regards to AIM CAPITAL APPRECIATION PORTFOLIO, for which this is a fundamental policy.)

     5.   OTHER INVESTMENT COMPANIES:

          a. For all Funds except Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio: no Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, and regulations and exemptions thereunder.

          b. For Strategic Equity Portfolio: the Fund may not purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

          c. For AIM Capital Appreciation Portfolio: notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund; and, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          d. For Van Kampen Enterprise Portfolio: the Fund may not acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          e. For Salomon Brothers Strategic Total Return Bond Portfolio: the Fund may not invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

          f. For Travelers Managed Income Portfolio: the Fund may not purchase securities of any other investment company except as part of a plan of merger or consolidation. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          g. For Pioneer Strategic Income Portfolio: the Fund may not invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     6.   SHORT SALES:

          a. For Disciplined Mid Cap Stock, Mercury Large Cap Core (formerly, Merrill Lynch Large Cap Core), U.S. Government Securities, Travelers Managed Income, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return, and Pioneer Strategic Income Portfolios: no Fund will sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          b. For Zero Coupon Bond Fund Portfolio (Series 2005): no Fund will make short sales of securities or maintain a short position, except to the extent of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          c. For Federated High Yield Portfolio: the Fund will not sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

     7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

     8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

     9. PLEDGING: No Fund will pledge its assets except as permitted by the 1940 Act.

     10.  SHAREHOLDER NOTICE (except MFS Value, Managed Allocation Series:
Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio,
Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio): Each Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

     11. INVESTMENTS IN INTERESTS IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS: For Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income
Portfolio: no Fund may invest in interests in oil, gas, or other mineral exploration or development programs or leases, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

     12.  WARRANTS: For Strategic Equity Portfolio, Van Kampen Enterprise
Portfolio: no Fund may purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     13. NEW OR UNSEASONED COMPANIES: For Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income
Portfolio: no Fund may invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     14. INADEQUATE INFORMATION: the Van Kampen Enterprise Portfolio may not invest in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
Section 12(d)(1) of the 1940 Act.

     15. UNLIMITED LIABILITY: the Van Kampen Enterprise Portfolio may not make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability.

     16. PUTS, CALLS, STRADDLES, SPREADS: the Travelers Managed Income Portfolio may not invest in puts, calls, straddles, spreads and any combination thereof.

     17. PRIVATE PLACEMENT: the Van Kampen Enterprise Portfolio may not acquire any private placement if it would cause more than 2% of the net assets of the Fund, as determined at the time the Fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

                              VALUATION AND PRICING

VALUATION. We determine current value for a Fund's portfolio securities as follows:

     . securities traded on national securities markets are valued at the closing prices on such markets

     . securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

When market prices or quotations are not readily available or appear to be unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which a Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund's NAV is calculated. The Funds use a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

We compute a Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

A Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The Trust intends to distribute dividends from each Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When a Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal income tax basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Trust's Board has absolute and exclusive control over the management and disposition of all assets of the Funds. Subject to the provisions of the Declaration of Trust, the business and affairs of the Funds are managed by the Board of Trustees or other parties so designated by the Board. The following tables give information about each trustee and the officers of the Funds.

OFFICERS AND INTERESTED TRUSTEE

                                                                                                       Number of
                                                                                                     Portfolios in    Other Public
                                                 Term of                                                 Fund            Company
                                               Office and                                               Complex       Directorships
                           Position(s) Held     Length of     Principal Occupation During Last Five   Overseen by         Held by
Name Address and Age          with Fund        Time Served                   Years                      Director         Director
------------------------  ------------------  -------------  --------------------------------------  --------------  ---------------
Elizabeth M. Forget*        Chairman of       Since July     President, Met Investors Advisory LLC        66             None
260 Madison Ave.            the Board,        2005           (2000 to present); Executive Vice
11th Floor                     Chief                         President (2000 to present) and Chief
New York, NY                 Executive                       Marketing Officer (2003 to present),
Age 39                      Officer and                      MetLife Investors Group, Inc;
                             President                       President, TAMIC (July 2005 -
                                                             present); Senior Vice President,
                                                             Equitable Distributors, Inc. and Vice
                                                             President, Equitable Life Assurance
                                                             Society of the United States (1996 to
                                                             2000).

Paul Cellupica             Secretary and      Since July     Chief Counsel, Securities Products and       N/A             N/A
MetLife, Inc.               Chief Legal       2005           Regulation, MetLife Inc. (2004 -
One MetLife Plaza             Officer                        present); Vice President and Chief
27-01 Queens Plaza North                                     Legal Officer, TAMIC (July 2005 -
Long Island City, NY                                         present); Assistant Director, Division
11101                                                        of Investment Management, U.S.
Age 41                                                       Securities and Exchange Commission
                                                             (2001-2003), Senior
                                                             Special Counsel, Division
                                                             of Investment Management,
                                                             Securities and Exchange
                                                             Commission (2000-2001).

Peter Duffy                    Chief          Since July     Senior Vice President, MetLife               N/A             N/A
MetLife Advisers LLC         Financial        2005           Advisers, since December 1998; Senior
501 Boylston Street         Officer and                      Vice President; NELICO; Vice
Boston, MA 02116             Tresurer                        President, MetLife; formerly, Vice
Age 49                                                       President and Treasurer, Zenith Fund

Jeffrey P. Halperin        Interim Chief      Since          Assistant Vice President, Corporate          N/A             N/A
Metropolitan Life           Compliance        November       Ethics and Compliance Department,
Insurance Company             Officer         2005           MetLife, Inc. (October 2002 -
One MetLife Plaza                                            present); interim Chief Compliance
27-01 Queens Plaza North                                     Officer of funds sponsored by MetLife
Long Island City, NY                                         and its affiliates (November 2005 -
11101                                                        present); Associate, Goldman Sachs &
Age 37                                                       Co. (May 2000 - July 2001).

NON-INTERESTED TRUSTEES

                                                                                                                        Other
                                                                                                       Number of    Directorships in
                                                 Term of                                             Portfolios in      Public
                              Position(s)       Office and                                            Fund Complex    Companies
                               Held with        Length of    Principal Occupation During Last Five    Overseen by      Held by
Name Address and Age             Fund          Time Served                   Years                     Director        Director
------------------------  ------------------  -------------  --------------------------------------  -------------  ----------------
Robert E. McGill, III     Trustee             Since 1991     Retired manufacturing executive.             39            None
295 Hancock Street                                           Director (1983-1995), Executive Vice
Williamstown, MA                                             President (1989-1994) and Senior Vice
Age 74                                                       President, Finance and Administration
                                                             (1983-1989), The Dexter Corporation
                                                             (manufacturer of specialty chemicals
                                                             and materials); Vice Chairman
                                                             (1990-1992), Director (1983-1995),
                                                             Life Technologies, Inc. (life
                                                             science/biotechnology products);
                                                             Director, (1994-1999), The
                                                             Connecticut Surety Corporation
                                                             (insurance); Director (1995-2000),
                                                             Chemfab Corporation (specialty
                                                             materials manufacturer); Director
                                                             (1999-2001), Ravenwood Winery, Inc.;
                                                             Director (1999-2003), Lydall Inc.
                                                             (manufacturer of fiber materials);
                                                             Member, Board of Managers
                                                             (1974-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1990-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

Lewis Mandell             Trustee             Since 1991     Professor of Finance and Managerial          39            Director
160 Jacobs Hall                                              Economics, University at Buffalo                        (2000-present),
Buffalo, NY                                                  since 1998. Dean, School of                             Delaware North
Age 62                                                       Management (1998-2001), University at                        Corp.
                                                             Buffalo; Dean, College of Business                       (hospitality
                                                             Administration (1995-1998), Marquette                      business)
                                                             University; Professor of Finance
                                                             (1980-1995) and Associate Dean
                                                             (1993-1995), School of Business
                                                             Administration, and Director, Center
                                                             for Research and Development in
                                                             Financial Services (1980-1995),
                                                             University of Connecticut; Member,
                                                             Board of Managers (1990-present), six
                                                             Variable Annuity Separate Accounts of
                                                             The Travelers Insurance Company+;
                                                             Trustee (1990-present), five Mutual
                                                             Funds sponsored by The Travelers
                                                             Insurance Company.++

Frances M. Hawk,          Trustee             Since 1991     Private Investor, (1997-present);            39              None
CFA, CFP                                                     Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                                         Management Company, Inc. (investment
Downingtown, PA                                              management); Assistant Treasurer,
Age 57                                                       Pensions and Benefits. Management
                                                             (1989-1992), United Technologies
                                                             Corporation (broad-based designer and
                                                             manufacturer of high technology
                                                             products); Member, Board of Managers
                                                             (1991-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1991-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

----------
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
* Ms. Forget is an "interested person" by virtue of her position as President of TAMIC.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met one time.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION. Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Trust. Effective May 1, 2005, the members of the Board who are not officers or employees of MetLife or its subsidiaries (the "Independent Trustees") receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six managed separate accounts sponsored by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Trustee receives an additional fee of $10,000 (when an Independent Trustee assumes the position of lead Trustee). Other than the chairs of the Committees, Trustees do not receive any additional compensation for their committee service. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $13,760 for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES         PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Elizabeth Forget                       N/A                      N/A                      N/A
  Chairman and Trustee ....

INDEPENDENT TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES          PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Robert E. McGill, III         $             2,634.62            N/A             $                68,500/(2)/
 Trustee ...............
Lewis Mandell
 Trustee ...............      $             1,923.08            N/A             $               50,000
Frances M. Hawk, CFA, CFP
 Trustee ...............      $             2,096.15            N/A             $               54,500

----------

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.
(2) Affiliates of the Adviser paid certain meeting fees for the year ended December 31, 2004.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN  DIRECTORS IN FAMILY OF INVESTMENT
TRUSTEE                               THE COMPANY                           COMPANIES
-----------------------    ------------------------------------  ----------------------------------
Elizabeth Forget ......                  None                                  None
Robert E. McGill, III .                  None                                  None
Lewis Mandell .........                  None                                  None
Frances M. Hawk .......                  None                                  None

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and subadvisers, and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                          INVESTMENT ADVISORY SERVICES

As described above, the Board monitors the activities of those entities that provide investment management and subadvisory services to the Funds. TIA and TAMIC provide investment supervision to the Funds described herein in accordance with each Fund's investment objectives, policies and restrictions. The advisers' responsibilities generally include the following:

          (1) engaging the services of one or more firms to serve as subadvisers to the Funds;

          (2) reviewing from time to time the investment policies and restrictions of the Funds in light of the Fund's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

          (3) supervising the investment program prepared for the Funds by the subadviser;

          (4) monitoring, on a continuing basis, the performance of the Fund's securities;

          (5) arranging for the provision of such economic and statistical data as the advisers shall determine or as may be requested by the Board; and

          (6) providing the Board with such information concerning important economic and political developments as the advisers deem appropriate or as the Board requests.

THE ADVISERS

TRAVELERS INVESTMENT ADVISER, INC. ("TIA")

TIA manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup Inc. TIA's principal offices are located at One Cityplace, Hartford, Connecticut, 06103.

TIA and the Trust have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective Fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC")

TAMIC serves as investment adviser to all of the portfolios not included in the TIA Portfolios (each, a "TAMIC Portfolio"). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000, TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115.

TAMIC and the Trust have entered into subadvisory agreements with different subadvisers for the TAMIC Portfolios. Under the terms of investment subadvisory agreements, each subadviser provides an investment program for the Funds. The subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the particular Fund's investment objective, policies, and restrictions and to the supervision of the Board and TAMIC) and place and execute, in the Fund's name, all orders for the portfolio transactions.

THE SUBADVISERS

For services rendered to the Portfolios, each subadviser charges a fee to TIA and TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

A I M CAPITAL MANAGEMENT, INC.
AIM CAPITAL APPRECIATION PORTFOLIO

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC.

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED HIGH YIELD PORTFOLIO

Federated Investment Management Company ("Federated"), a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $179 billion as of December 31, 2004 invested across more than 150 funds under management and/or administration by its subsidiaries, as of December 31, 2004, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
FEDERATED STOCK PORTFOLIO

Federated Equity Management Company of Pennsylvania ("FEMCOPA") serves as subadviser to Federated Stock Portfolio effective January 1, 2004. Prior to January 1, 2004, Federated Investment Management served as the subadviser. Under a subadvisory agreement with TAMIC, Federated continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

FIDELITY MANAGEMENT & RESEARCH COMPANY
EQUITY INCOME PORTFOLIO
LARGE CAP PORTFOLIO
STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR") serves as the subadviser to Equity Income and Large Cap Portfolios under a subadvisory agreement with TAMIC, and the subadviser to Strategic Equity Portfolio under a subadvisory agreement with TIA. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614. As of March 30, 2004, FMR and its affiliates, Fidelity management & Research (U.K.) Inc. ("FMR U.K."), and Fidelity Management & Research (Far East) Inc. ("FMR Far East") managed over $610 billion in assets. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC"), pursuant to which FMRC has primary responsibility for choosing investments for the Strategic Equity Portfolio.

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMRC, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where on individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Under a revenue sharing arrangement, in 2003, FMR made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Large Cap Portfolio that it subadvises. Effective January 1, 2004, these payments were discontinued.

FMR SUB-SUBADVISORY ARRANGEMENTS. FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as investment adviser. These subsubadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the subsubadvisory agreements, FMR pays FMR U.K. fees equal to 110% and FMR Far East fees equal to 105% of the costs of providing these services.

The subsubadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to a Fund's average net assets that the subsubadviser manages on a discretionary basis.

SECURITIES TRANSACTIONS. Equity Income and Large Cap Portfolios' subadviser is authorized to apply credits generated from brokerage activity towards third-party research services. The subadviser may place trades with certain brokers with which it is under common control, provided it determines that these affiliates' trade execution abilities, and costs are comparable to those of non-affiliated, qualified brokerage firms. The transaction quality must, however, comply with the requirements of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Under the Section 11(a) requirements, the Board has authorized brokers affiliated with the subadviser to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

Equity Income and Large Cap Portfolios' subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the subadviser under which the broker-dealer allocates a portion of the compensation paid by either Fund toward payment of its expenses, such as transfer agent fees or custodian fees.

MONDRIAN INVESTMENT PARTNERS LTD.
MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian Investment Partners Ltd. ("Mondrian") serves as subadviser to the Fund. Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian manages over $30 billion in international equity and fixed income, primarily for US institutional clients.

Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to the Fund (formerly, the Lazard International Stock Portfolio).

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO
MFS TOTAL RETURN PORTFOLIO

Massachusetts Financial Services Company (referred to as "MFS") is the Fund's sub-adviser. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of MFS organization were approximately $146.2 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate for the portfolios subadvised by MFS, the combined average daily net assets of all three portfolios are used in performing the calculation.

Under a revenue sharing arrangement, in 2003, MFS made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Funds that it subadvises. Effective January 1, 2004, these payments were discontinued.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM")
MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

MLIM was established in 1976 to provide investment products to retail and institutional clients, and is a wholly owned subsidiary of Merrill Lynch & Cp., Inc. ("Merrill Lynch"), whose principal offices are located in Princeton New Jersey. Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. As of December 31, 2004, MLIM had assets under management of approximately $496 billion. Prior to November 17, 2003, MFS was subadviser to the Fund (formerly the MFS Research Portfolio).

PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")
PIONEER FUND PORTFOLIO
PIONEER MID CAP VALUE PORTFOLIO
PIONEER STRATEGIC INCOME PORTFOLIO

Pioneer, located at 60 State Street, Boston, MA 02109, serves as the investment subadviser to Pioneer Fund Portfolio since May 1, 2003. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The firm's U.S. mutual fund history included creating in 1928 one of the first mutual funds. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Prior to May 1, 2003, Smith Barney Fund Management was subadviser to the Pioneer Fund Portfolio (formerly, the Utilities Portfolio).

TIMCO ASSET MANAGEMENT, INC. (FORMERLY "THE TRAVELERS INVESTMENT MANAGEMENT COMPANY") ("TIMCO")
DISCIPLINED MID CAP STOCK PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as the investment subadviser to Disciplined Mid Cap Stock Portfolio, and the Style Focus Series Small Cap Growth and Small Cap Value Funds. A registered investment adviser since 1971, TIMCO has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 2004 in excess of $6.2 billion. Subject to the supervision and direction of the Board, TIMCO manages each Fund in accordance with its stated investment objective, policies, and restrictions, makes investment decisions for the Funds, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide the Funds with research services. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
MANAGED ALLOCATIONS SERIES:

AGGRESSIVE PORTFOLIO
MODERATE-AGGRESSIVE PORTFOLIO
MODERATE PORTFOLIO
MODERATE-CONSERVATIVE PORTFOLIO
CONSERVATIVE PORTFOLIO

Deutsche Investment Management Americas Inc., ("DIMA") 345 Park Avenue, New York, NY serves as the subadviser to the Funds listed above. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG - a global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

JANUS CAPITAL MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

Janus Capital Management LLC ("Janus") is located at 151 Detroit Street, Denver Colorado. Janus Capital Group Inc., a publicly traded holding company with principal operations in the financial asset management businesses, owns approximately 95% of the outstanding member interests of Janus. Janus also acts as investment adviser to other investment companies not affiliated with these Funds, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS
_____________________

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

DREMAN VALUE MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

Dreman Value Management LLC ("Dreman"), located at 520 East Cooper Avenue, Aspen, CO, was founded in 1977 and manages over $11 billion dollars for a wide variety of clients including: corporations, foundations, endowments, governments and public agencies, Taft Hartley accounts, high net worth individuals and family offices.

SALOMON BROTHERS ASSET MANAGEMENT, INC.
TRAVELERS QUALITY BOND PORTFOLIO
U.S. GOVERNMENT SECURITIES PORTFOLIO
CONVERTIBLE SECURITIES PORTFOLIO
ZERO COUPON BOND FUND PORTFOLIO
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
TRAVELERS MANAGED INCOME PORTFOLIO

Salomon Brothers Asset Management Inc. ("SaBAM"), located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, SaBAM had over $82.8 billion in assets under management. Effective December 1, 2005, SaBAM became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, SaBAM was an indirect wholly-owned subsidiary of Citigroup Inc.

VAN KAMPEN ASSET MANAGEMENT INC.
VAN KAMPEN ENTERPRISE PORTFOLIO

Van Kampen Asset Management Inc. ("VKAM") is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. VKAM is a diversified asset management company with more than $431 billion under management or supervision as of December 31, 2004.

MANAGEMENT FEES (ADVISORY, SUBADVISORY AND EXPENSE CAPS)

CURRENT FEES

For serving as investment adviser to the portfolios, TAMIC and TIA receive a fee, equal on an annual basis to a percentage of the average daily net assets of each Fund (except the three portfolios subadvised by MFS, which are based on a percentage of the combined average daily net assets of each Fund for which MFS is the subadviser.) Investment advisory fees are computed daily and are paid monthly (except for the Zero Coupon Bond Fund Portfolio advisory fees which are paid weekly). The current investment advisory fees paid to the investment advisers as a percentage of the average daily net assets are shown in the table below. The table also includes the subadvisory fees that the advisers pays each subadviser for services rendered to the Funds. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

The table also shows any expense caps and fee waivers that are in place. Under an Expense Cap Agreement, TAMIC has agreed to reimburse each of the portfolios that it advises (except Travelers Managed Income Portfolio) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges, taxes and extraordinary expenses, exceeds the expense caps shown below of the Portfolio's average net assets for any year. The adviser may terminate the Expense Cap Agreement upon 60 days' notice, except for the following Funds, where the adviser has a contractual expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses through May 1, 2006: Pioneer Mid Cap Value Portfolio, Managed Allocation Series: Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio, Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio, Style Focus Series: Small Cap Growth Portfolio and Small Cap Value Portfolio.

The advisers have also agreed to waive their fees to the extent the aggregate expenses of each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, and Salomon Brothers

Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the expense caps shown below of the Portfolio's average net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI.

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Convertible Securities      0.60%                       0.25%                       0.80%

Disciplined Mid Cap Stock   0.70%                       0.35%                       0.95%

Equity Income*              0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Federated High Yield        0.65%                       0.40%                       0.95%

Federated Stock             0.625%                      0.375%                      0.95%

Large Cap*                  0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Mondrian International      0.775% on the first $100    0.425% on the first $100    1.25%
Stock (formerly Lazard      million; 0.65% over $100    million; 0.30% over $100
International Stock)++      million                     million

MFS Mid Cap Growth*+        0.7775% on the first $600   0.375% on the first $600    1.00%
                            million; 0.7525% on the     million; 0.350% on the
                            next $300 million;          next $300 million;
                            0.7275% on the next $600    0.325% on the next $600
                            million; 0.7025% on the     million; 0.300% on the
                            next $1 billion and         next $1 billion; 0.250%
                            0.6525% over $2.5 billion   over $2.5 billion

MFS Value Portfolio*+       0.750% on the first $600    0.375% on the first $600    1.00%
                            million; 0.725% on the      million; 0.350% on the
                            next $300 million; 0.700%   next $300 million;
                            on the next $600 million;   0.325% on the next $600
                            0.675% on the next $1       million; 0.300% on the
                            billion; 0.625% over $2.5   next $1 billion; 0.250%
                            billion                     over $2.5 billion

Mercury Large Cap Core      0.775% on the first $250    0.35% on the first $250     1.00%
(formerly Merrill Lynch     million; 0.750% on the      million; 0.325% on the
Large Cap Core)*            next $250 million; 0.725%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.700% on the next $1       million; 0.275% on the
                            billion; 0.650% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Pioneer Fund Portfolio*     0.750% on the first $250    0.375% of the first $250    1.25%

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
                            million; 0.700% on the      million; 0.325% of the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% of the next $500
                            0.650% on the next $1       million; 0.275% of the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Travelers Quality Bond      0.3233%                     0.20%                       0.75%

U.S. Government Securities  0.3233%                     0.20%                       1.25%

Zero Coupon Bond Fund       0.10%                       0.10%                       0.15%
Portfolio

Style Focus Series: Small   0.825% on the first $50     0.450% on the first $50     1.10%
Cap Value Portfolio         million; 0.800% on the      million; 0.425% on the
                            next $50 million; 0.775%    next $50 million; 0.400%
                            on the next $400 million;   on the next $400 million;
                            0.750% on the next $500     0.375% on the next $500
                            million; 0.725%; over $1    million; 0.350% over $1
                            billion                     billion

Style Focus Series: Small   0.850% on the first $100    0.475% on the first $100    1.10%
Cap Growth Portfolio        million; 0.800% on the      million; 0.425%; on the
                            next $150 million; 0.775%   next $150 million 0.400%
                            on the next $250 million;   on the next $250 million;
                            0.750% on the next $250     0.375% on the next $250
                            million; 0.725% on the      million; 0.350% on the
                            next $250 million; 0.700%   next $250 million; 0.325%
                            over $1 billion             over $1 billion

Pioneer Mid Cap Value       0.750% on the first $250    0.375% on the first $250    1.10%
                            million; 0.700% on the      million; 0.325% on the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.650% on the next $1       million; 0.275% on the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

AIM Capital Appreciation    0.80%                       0.375%                      1.25%
Portfolio

MFS Total Return            0.80% on the first $600     0.375% on the first $600    1.25%
Portfolio*+                 million; 0.775% on the      million; 0.350% on the
                            next $300 million; 0.75%    next $300 million; 0.325%
                            on the next $600 million;   on the next $600 million;
                            0.725% on the next $1       0.300% on the next $1
                            billion; 0.675% in excess   billion; 0.250% in excess
                            of $2.5 billion             of $2.5 billion

Pioneer Strategic Income    0.75%                       0.35%                       1.25%
Portfolio

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Salomon Brothers            0.80%                       0.375%                      1.50%
Strategic Total Return
Bond Portfolio

Strategic Equity            0.80%                       0.450% on the first $250    1.25%
Portfolio                                               million; 0.400% on the
                                                        next $500 million;
                                                        0.350% over $750 million

Travelers Managed Income    0.65%                       0.30%                       1.25%
Portfolio

Van Kampen Enterprise       0.70%                       0.325%                      1.25%
Portfolio

Conservative Portfolio#     0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate Portfolio#         0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Conservative       0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Aggressive         0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Aggressive Portfolio#       0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

*The advisory and sub-advisory agreements for the portfolios identified by asterisk were amended effective September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) to provide for fee reductions when the average daily net assets of the Funds reach certain asset levels. Fees prior to September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) were as follows:

                                                   SUBADVISORY FEE PAID
                            ADVISORY FEE PAID TO       BY TAMIC TO
                                   TAMIC               SUBADVISER
                            (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
FUND                         DAILY NET ASSETS)       DAILY NET ASSETS)
-------------------------   --------------------   --------------------
Equity Income                               0.75%                  0.45%
Large Cap                                   0.75%                  0.45%
Mondrian International                     0.825%                 0.475%
Stock (formerly Lazard
International Stock)
MFS Mid Cap Growth                          0.80%                 0.370%
MFS Value                                  0.750%                 0.375%
Mercury Large Cap Core                     0.800%                 0.375%
(formerly Merrill Lynch
Large Cap Core)
Pioneer Fund                               0.750%                 0.375%
MFS Total Return                            0.80%                 0.375%

+ The fee schedule stated above for MFS Mid Cap Growth Portfolio went into effect on February 25, 2005. For the MFS portfolios the method of calculating the fee went into effect on February 25, 2005. For the purposes of meeting the various asset levels and determining an effective fee rate for each Fund, the combined average daily net assets of (1) the MFS Mid Cap Growth Portfolio, (2) the MFS Value Portfolio, and (3) the MFS Total Return Portfolio of the Trust is used. Between September 1, 2004 and February 25, 2005, the investment advisory fees for MFS Mid Cap Growth Portfolio were as follows:

Average Daily Net Assets        Advisory Fee
First $600 million                     0.800%
Next $300 million                      0.775%
Next $600 million                      0.750%
Next $1 billion                        0.725%
Over $2.5 billion                      0.675%

++ From September 1, 2004 to May 1, 2005, the advisory fee and subadvisory fee, as a percentage of assets, for the Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) were as follows:

Average Daily Net Assets     Advisory Fee     Subadvisory Fee
First $100 million                  0.825%              0.475%
Next $400 million                   0.775%              0.425%
Next $500 million                   0.725%              0.375%
Over $1 billion                     0.700%              0.350%

# The figures shown in the table above do not include each Fund's share of underlying fund expenses. Because the underlying funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of the underlying Fund expenses that will be borne by each Fund.

The investment advisory fees paid to TAMIC (Smith Barney Fund Management LLC ("SBFM") for Pioneer Fund Portfolio, for 2002) by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Convertible Securities...............   $         561,951   $         353,452   $         292,925

Disciplined Mid Cap Stock............   $       1,237,113   $         910,327   $         813,596

Equity Income........................   $       2,383,119   $       1,732,205   $       1,487,573

Federated High Yield.................   $         520,768   $         404,314   $         272,519

Federated Stock......................   $         196,073   $         175,132   $         216,557

Large Cap............................   $       1,848,132   $       1,473,633   $       1,611,925

Mondrian International Stock.........   $       1,264,681   $         867,230   $         918,645

MFS Mid Cap Growth...................   $       1,593,939   $       1,275,200   $       1,505,346

MFS Value............................   $         293,439   $         252,534   $         239,112

Mercury Large Cap Core...............   $         920,627   $         855,069   $       1,067,422

Pioneer Fund.........................   $         217,848   $         104,521   $         183,378

Travelers Quality Bond...............   $         642,159   $         688,640   $         582,525

U.S. Government Securities...........   $         680,899   $         770,679   $         550,096

Zero Coupon Bond Fund (Series 2005)..   $           5,282   $           6,840   $           6,090

Travelers Managed Income/(1)/........   $       1,738,738   $       1,493,297   $       1,371,366

     1.   Fiscal Year ends October 31.

The subadvisory fees paid by TAMIC to the respective subadviser for each Fund for the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003        DECEMBER 31, 2002
-----                                   -----------------   -----------------        -----------------
Disciplined Mid Cap Stock............   $         618,556   $         455,159        $         406,798
Equity Income........................   $       1,403,410   $       1,002,193        $         894,504
Federated High Yield.................   $         316,717   $         239,353        $         167,704
Federated Stock......................   $         117,228   $         103,938        $         129,934
Large Cap............................   $       1,092,489   $         868,599        $         992,245
Mondrian International Stock.........   $         705,410   $         488,248        $         528,917
MFS Mid Cap Growth...................   $         741,211   $         582,713        $         705,631
MFS Value............................   $         144,604   $         123,833        $         119,556
Mercury Large Cap Core...............   $         425,500   $         400,811/(2)/   $         500,354
Pioneer Fund.........................   $         107,093   $          52,260/(3)/   $             N/A/(4)/

     2. Prior to November 17, 2003, MFS served as the subadviser to the Fund. From November 17, 2003 to December 31, 2003, TAMIC paid $14,865 to MILM. For the period ended November 17, 2003 TAMIC paid $385,946 to MFS.
     3. Subadvisery fees paid to Pioneer for the period from May 1, 2003 to December 31, 2003.
     4.   Prior to May 1, 2003 the Fund did not have a subadviser.

The investment advisory fees paid to TIA by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Strategic Equity.....................   $       4,309,824   $       4,111,462   $       5,709,381
AIM Capital Appreciation.............   $       1,666,629   $       1,325,641   $       1,695,527
Van Kampen Enterprise................   $         626,777   $         659,761   $         999,136
MFS Total Return.....................   $       8,720,765   $       7,184,052   $       6,883,931
Salomon Brothers Strategic Total
 Return Bond                            $         151,616   $         182,258   $         137,716
Pioneer Strategic Income.............   $         739,126   $         759,584   $         862,138

Under an expense cap agreement, TAMIC has agreed to reimburse each of the portfolios of the Trust for which it serves as adviser (except Travelers Managed Income Portfolio, with which it has a voluntary fee waiver) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown on the previous table of each Portfolio's average net assets for any year. TAMIC may terminate the agreement with 60 days notice. For the years ended December 31, 2002, 2003, and 2004, the Trust received the reimbursement for certain Portfolios of the Fund from the Company as follows:

FUNDS                                     2004         2003         2002
------                                 ----------   ----------   ----------
Convertible Securities.............    $        0   $        0   $    6,833
Disciplined Mid Cap Stock..........    $        0   $        0   $        0
Equity Income......................    $        0   $        0   $        0
Federated High Yield...............    $        0   $        0   $        0
Federated Stock....................    $        0   $        0   $        0
Large Cap..........................    $        0   $        0   $        0
Mondrian International Stock.......    $        0   $        0   $        0
MFS Mid Cap Growth.................    $        0   $        0   $        0
MFS Value..........................    $   55,171   $   26,185   $   44,292
Mercury Large Cap Core.............    $        0   $        0   $        0
Travelers Quality Bond.............    $        0   $        0   $        0
U.S. Government Securities.........    $        0   $        0   $        0
Zero Coupon Bond Fund (Series 2005)    $   77,605   $   69,291   $   68,397

Under a voluntary fee waiver arrangement, the advisers have agreed to waive their fees to the extent that the aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, for each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio exceed the expense limits shown on the previous table of each Portfolio's average net assets for the year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. For the year ended October 31, 2004, the advisers waived a portion of their fee for the Portfolios of the Fund as follows:

                                                          FISCAL YEAR ENDED
FUNDS                                                      OCTOBER 31, 2004
------                                                    ------------------
Strategic Equity .....................................    $            1,741
AIM Capital Appreciation .............................    $            1,741
Van Kampen Enterprise ................................    $            1,704
MFS Total Return .....................................    $            1,741
Salomon Brothers Strategic Total Return Bond .........    $            1,741
Pioneer Strategic Income .............................    $            1,741
Travelers Managed Income .............................    $            1,741

                             THE PORTFOLIO MANAGERS

AIM CAPITAL APPRECIATION

DESCRIPTION OF COMPENSATION STRUCTURE. AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     . Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     . Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     . Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     . Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     . Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Fund is managed by the following portfolio managers from AIM Capital Management, Inc.:

NAME                            BUSINESS EXPERIENCE

Larry Sachnowitz                Senior Portfolio Manager (lead manager), AIM
(since September 16, 2005)      Capital Management, Inc. and/or its affiliates
                                since 1987

Kirk L. Anderson                Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1994

James G. Birdsall               Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1995

Robert J. Lloyd                 Portfolio Manager, AIM Capital Management, Inc.
(since May 1, 2003)             and/or its affiliates since 2000; trader for
                                American Electric Power from 1997 to 2000

                             OTHER MANAGED ACCOUNTS

                            As of September 30, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
NAME OF PORTFOLIO MANAGER          MANAGER AND TOTAL ASSETS BY CATEGORY
-------------------------    ---------------------------------------------------
Larry Sachnowitz             14 Registered Mutual Funds with $19,111,981,950 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Kirk L. Anderson             15 Registered Mutual Funds with $13,037,601,113 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

James G. Birdsall            13 Registered Mutual Funds with $13,035,932,377 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Robert J. Lloyd              6 Registered Mutual Funds with $9,789,085,540 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

----------
1 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds it manages have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the Fund, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the funds managed by it have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CONVERTIBLE SECURITIES, TRAVELERS QUALITY BOND, U.S. GOVERNMENT SECURITIES, ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005), SALOMON BROTHERS STRATEGIC TOTAL RETURN AND TRAVELERS MANAGED INCOME

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

The CAM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for its investment advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Convertible Securities Portfolio is co-managed by Peter Luke and Kent Bailey. Mr. Luke is a director of SaBAM and is the senior portfolio manager for convertible strategies and a sector manager for balanced strategies. He has 38 years of industry experience. Prior to joining SaBAM in July 2001, he was the convertibles portfolio manager at General Motors Investment Management Corp. Mr. Bailey is a vice president at SaBAM and is a co-manager for convertible strategies and a sector manager for balanced strategies. He has seven years of industry experience and joined SaBAM in April 2001. Prior to joining SaBAM in April 2001, he worked as a convertible analyst at Morgan Stanley.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                     September 30, 2005      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
P. Luke             a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

K. Bailey           a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

Gene Collins is the Portfolio Manager of the Travelers Quality Bond Portfolio, the U.S. Government Securities Portfolio and the Zero Coupon Bond Fund. Mr. Collins is a managing director of SaBAM and is a senior portfolio manager responsible for managing U.S. investment grade portfolios. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Fund                 (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Travelers Quality   a) 0                   a) 0                    a) None
Bond                b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

U.S. Government     a) 0                   a) 0                    a) None
Securities          b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

Zero Coupon Bond    a) 0                   a) 0                    a) None
                    b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

Salomon Brothers Strategic Total Return Bond Portfolio is managed by David Scott, Roger Lavan and Peter Wilby.

David Scott, FIA
Managing Director

Head of Traditional Investment Group responsible for the traditional global bond product
22 years of industry experience
Joined SaBAM Limited in April 1994
Salomon Brothers Asset Management Limited Investment Policy Committee Member J.P. MORGAN INVESTMENT MANAGEMENT - responsible for global and non-dollar portfolios
MERCURY ASSET MANAGEMENT - responsible for captive insurance portfolios and products
THE WYATT COMPANY - Consultant, advising companies on pension and employee related benefit issues
Fellow of the Institute of Actuaries
BSc in Mathematics and Economics from Nottingham University

Roger M. Lavan, CFA
Managing Director

Senior Portfolio Manager responsible for U.S. Governments, mortgage and asset-backed securities
20 years of industry experience
Joined Salomon Brothers Asset Management Inc in May 1990
Salomon Brothers Asset Management Investment Policy Committee Member
SALOMON BROTHERS INC - research and analyst of institutional investment grade fixed income portfolios
Member, CFA Institute
Member of the New York Society of Security Analysts
BS in Management from the State University of New York and MBA from Fordham University

Peter J. Wilby, CFA
Managing Director, Chief Investment Officer - North American Fixed Income

Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios Salomon Brothers Asset Management Investment Policy Committee Member
22 years of industry experience
Joined Salomon Brothers Asset Management Inc in 1989
PRUDENTIAL INVESTMENT CO. - Fixed Income Portfolio Manager specializing in high yield debt securities;
Director of credit research unit, responsible for all corporate and sovereign credit research; credit Analyst
Certified Public Accountant
Member, Citigroup Asset Management Executive Committee
Member, New York Society of Security Analysts
Member, Council on Foreign Relations
Member, CFA Institute
BBA and MBA in Accounting from Pace University


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
D. Scott            a) 5                   a) 1.75 billion         0
                    b) 20                  b) 1.41 billion
                    c) 24                  c) 3.13 billion

R. Lavan            a) 16                  a) 6.89 billion         0
                    b) 4                   b) 0.40 billion
                    c) 4                   c) 1.87 billion

P. Wilby            a) 33                  a) 18.61 billion        0
                    b) 15                  b) 1.91 billion
                    c) 47                  c) 7.79 billion

TRAVELERS MANAGED INCOME PORTFOLIO

Travelers Managed Income Portfolio is co-managed by Gene Collins and Kurt Lin.

Gene Collins
Senior Vice President

Senior portfolio manager responsible for managing U.S. investment grade portfolios 32 years of industry experience, in a broad base of domestic and foreign fixed income, mortgage backed, equity, and derivative securities Member of The Bond Club of New York
MA in Economics from the University of Toledo; studied for a PhD at the University of Rochester in Economics

Kurt Lin
Vice President

Senior Portfolio Manager responsible for managing U.S. investment grade portfolios and structured products
In addition to portfolio management, Kurt trades corporate bonds, derivatives and currencies
Joined the firm in 1997
SMITH BARNEY - senior derivatives trader
CITIBANK - traded interest rate derivatives for five years
BANK OF MONTREAL as a derivatives salesperson
BS in Economics and an MBA in Finance from New York University

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
G. Collins          a) 4                   a) 0.52 billion         0
                    b) 0                   b) 0
                    c) 16                  c) 2.88 billion

K. Lin              a) 4                   a) 0.52 billion         0
                    b) 2                   b) 0.06 billion
                    c) 10                  c) 2.81 billion

As of November 2005, none of the Portfolio Managers of the Funds held any shares in any of the Funds.

FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the portfolio manager to Federated High Yield Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a Federated affiliate since January of 1996. Mr. Durbiano is a Chartered Financial Analyst.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. Mr. Durbiano is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is determined by Federated senior management's assessment of the team's contribution.

Nathan H. Kehm became the Fund's portfolio's manager on May 1, 2001. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Fund's sub-adviser in January 1999 and to Vice President in January 2001. Mr. Kehm served as a Relationship Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to

December 1997. Mr. Kehm is a Chartered Financial Analyst. He earned his M.B.A. from the University of Pittsburgh.

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Investment Product Performance score is calculated with an equal weighting of: each account managed by the portfolio manager, as well as certain additional accounts for which Mr. Kehm provides research and analytical support.


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Mark Durbiano*      a) 8 funds             a) $4,339.09 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 3 portfolios        b) $462.95 million      based on the performance of
                                                                   the account.
                    c) 4 accounts          c) $166.17 million

Nathan H. Kehm*     a) 7 funds             a) $4,213.88 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 1 fund              b) $59.82 million       based on the performance of
                                                                   the account.
                    c) 2 accounts          c) $126.80 million

* Dollar value range of shares owned in the Fund: none.

FEDERATED STOCK PORTFOLIO

Kevin R. McCloskey is the portfolio manager of the fund. William Dierker is named as the back-up portfolio manager of the Fund and is not responsible for day-to-day management of the Fund.

Kevin R. McCloskey joined Federated in 1999 as a Portfolio Manager and a Vice President. Previously, Mr. McCloskey served as a Portfolio Manager and investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

Kevin McCloskey is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard: Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced

Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. McCloskey is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

William Dierker, the back-up portfolio manager, joined Federated in 2004 and served as a senior portfolio manager and managing director at Banc One Investment Advisers from April 2003 to September 2004. From 1998 to 2003, Mr. Dierker served in various investment roles with Nationwide Insurance Enterprise. Mr. Dierker is a Chartered Financial Analyst.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Kevin McCloskey*    a) 2 funds             a) $1,681.40 million    None of the Accounts has an
                                                                   advisory fee that is based
                    b) 0                   b) None                 on the performance of the
                                                                   account.
                    c) 8 accounts          c) $300.83 million

* Dollar value range of shares owned in the Fund: none.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years; funds with less than one year of performance history are excluded.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in the portfolio manager's group.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FMR PORTFOLIOS: EQUITY INCOME PORTFOLIO, LARGE CAP PORTFOLIO AND STRATEGIC EQUITY PORTFOLIO

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 3000 Value (for the Equity Income Portfolio) and the S&P 500 Index, and the fund's pre-tax investment performance within the Lipper Equity Income Objective (for the Equity Income Portfolio) and the Lipper Growth (VIP) Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

Stephen Dufour is the portfolio manager of Equity Income Portfolio and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Dufour as of December 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  5                       0                     19

NUMBER OF ACCOUNTS MANAGED WITH             0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            14,216                   720                    159
(IN MILLIONS)

ASSETS MANAGED WITH                         0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

* Includes Equity Income Portfolio.

The dollar range of shares of Equity Income Portfolio beneficially owned by Mr. Dufour as of December 31, 2004 was $0.

Bahaa Fam is the portfolio manager of Large Cap Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Fam as of January 31, 2005:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                       2                      19

NUMBER OF ACCOUNTS MANAGED WITH             2                      none                   none
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            $132                     $372                   $162
(IN MILLIONS)

ASSETS MANAGED WITH                       $127                     none                   none
PERFORMANCE-BASED ADVISORY FEES

The dollar range of shares of Large Cap Portfolio beneficially owned by Mr. Fam as of May 2, 2005 was $0.

Adam Hetnarski is the portfolio manager of Strategic Equity Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Hetnarski as of October 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                        0                     0

NUMBER OF ACCOUNTS MANAGED WITH             1                        0                     0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            6,310                      0                     0
(IN MILLIONS)

ASSETS MANAGED WITH                        530                       0                     0
PERFORMANCE-BASED ADVISORY FEES

* Includes Strategic Equity Portfolio ($508.9 million in assets).

As of October 31, 2004, Mr. Hetnarski was the beneficial owner of no shares of Strategic Equity Portfolio.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Since May 1, 2005, when Mondrian assumed sub-advisory responsibility for the Fund, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Scheme

All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Fiona Barwick       a) 2                   a) $1,595 million       **
                    b) 0                   b) $0 million
                    c) 10                  c) $1,952 million

Elizabeth Desmond   a) 12                  a) $3,054 million       **
                    b) 3                   b) $1,232 million
                    c) 13                  c) $5,725 million

Clive Gillmore      a) 12                  a) $4,570 million       **
                    b) 0                   b) $0 million
                    c) 14                  c) $1,504 million

Nigel May           a) 6                   a) $2,597 million       **
                    b) 0                   b) $0 million
                    c) 18                  c) $5,825 million

David Tilles        **                     **                      **

** Please note that Mondrian Investment Partners Limited implements common strategies and holdings that are applied to all similar mandates. Though accounts have named portfolio managers the strategy followed reflects the inputs from the entire team of investment professionals and resultant portfolios consistently follow these recommendations. David Tilles, as Chief Investment Officer, has overall responsibility for monitoring consistency. This process seeks to ensure commonality between funds and timely implementation and maintenance of all accounts.

In turn compensation for individual investment professionals is part of company wide team compensation and is not directly related to individual portfolios but is linked primarily to an individual's contribution to the overall research process. Performance, together with the number of accounts and assets in accounts, affect the bonus pool for the whole team of investment professionals and do not directly affect compensation of individuals.

MFS MID CAP GROWTH PORTFOLIO

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, a Vice President of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
David Sette-Ducati  a) 14                  a) $11,692,151,585      a) None
                    b) 0                   b) 0                    b) None
                    c) 6                   c) $119,356,221         c) None

Eric Fischman       a) 13                  a) $11,326,129,985      a) None
                    b) 0                   b) 0                    b) None
                    c) 1                   c) $35,101,489          c) None

MFS VALUE PORTFOLIO

The Fund is managed by Steven R. Gorham, a Senior Vice President of the adviser. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Steven Gorham       a) 23                  a)$30,440,856,090       a) None
                    b) 3                   b)$668,040,520          b) None
                    c) 25                  c)$3,678,416,023        c) None

MFS TOTAL RETURN PORTFOLIO

The Fund is managed by a team of portfolio managers comprised of Brooks Taylor, Senior Vice President of the adviser and lead portfolio manager, Alan Langsner, Vice President of the adviser, Kenneth Enright, Senior Vice President of the adviser, Michael Roberge, Executive Vice President of the adviser, Steven R. Gorham, a Senior Vice President of the adviser, Richard Hawkins, Senior Vice President of the adviser, and William Douglas, Vice President of the adviser. Brooks Taylor has been portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Langsner has been a portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1999. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996, and was promoted to Chief Fixed Income Officer and Director of Fixed Income Portfolio Management in 2004. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Hawkins has been a portfolio manager of the fund since 2005 and has been employed in the investment management area of the adviser since 1988. Mr. Douglas joined the investment management area of the adviser as portfolio manager in 2004. Prior to joining MFS, Mr. Douglas was Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

                         Registered Investment       Other Pooled Investment
                              Companies                     Vehicles                   Other Accounts
                      ----------------------------   --------------------------   ---------------------------
                       Number of     Total Asset*    Number of    Total Assets    Number of     Total Assets
Portfolio Manager      Accounts          $           Accounts          $          Accounts           $
------------------    -----------   --------------   ---------   --------------   ----------   --------------
Alan Langsner             17        26,507,068,969     None                   0      None                   0

Brooks Taylor              8        22,441,878,093     None                   0      None                   0

Kenneth Enright           17        26,507,068,969     None                   0       1         1,005,322,940

Michael Roberge           11        24,218,140,884      1            46,107,249       2            65,238,336

Steven Gorham             22        33,000,913,467      2           919,879,417       24        3,555,978,497

Richard O. Hawkins        11        24,614,512,091     None                   0      None                   0

William Douglas            8        22,441,878,093     None                   0      None                   0

*Includes the Fund

With respect to the accounts identified in the table above, Steven Gorham manages 2 pooled investment vehicles and 24 other accounts with assets totaling $919 million and $3.6 billion, respectively, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

No portfolio manager owns any shares of the Fund.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.

The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

The Fund is managed by Bob Doll. Since September of 2001, Mr. Doll has been President and Chief Investment Officer of MLIM. He is also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and serves as Senior Portfolio Manager of the Merrill Lynch Large Cap Series Funds.

Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll has been manager of the Merrill Lynch Large Cap Core Fund of the Merrill Lynch Large Cap Series, which is managed in a substantially similar manner to the proposed new objective and strategies for the Fund, since its inception in December 1999.

Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc., where he directed a 100-member-plus investment staff managing the firm's $100 billion in assets. He was also a member of that firm's Executive Committee.

Mr. Doll has bachelor's degrees in Accounting and Economic and master's in Business Administration. He is a CFA charter holder and a Certified Public Accountant.

Number of Other Accounts Managed
by Manager(s) as of December 31,
2004 by Type of Account: (a)            Assets in Other Accounts Managed by          For Accounts Listed Where the Manager's
Registered Investment Company; (b)      Manager by Type of Account: (a) Registered   Compensation is Based on the Account's
Other Pooled Investment Vehicles; (c)   Investment Company; (b) Other Pooled         Performance, the Number of Accounts
Other Accounts.                         Investment Vehicles; (c) Other Accounts      and Assets in the Accounts
-------------------------------------   ------------------------------------------   ---------------------------------------
a) 13                                   a) $5,439,585,763                            a) 0

b) 3                                    b) $794,620,067                              b) 0

c) 2                                    c) $134,765,032                              c) 0

The portfolio manager owned no shares of the fund as of the fiscal year December 31, 2004.

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM: The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

BASE SALARY: Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION: MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS: Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS: A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

OTHER BENEFITS: Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM, L.P. and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM, L.P. and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM, L.P. and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM, L.P. to be equitable to each. MLIM, L.P. will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM, L.P. and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM, L.P. may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) a member of a portfolio management team owns an interest in one fund or account he or she manages and not another.

PIONEER FUND PORTFOLIO

Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Additionally, the portfolio managers may draw upon research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey joined Pioneer as an analyst in 1979 and is currently director of portfolio management and an executive vice president. Mr. Hunnewell is a vice president and joined Pioneer in 2001. He has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
John Carey            a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 8                  c) $262,534,000                              c) 0           c) $

Walter Hunnewell      a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 10                 c) $263,319,000                              c) 0           c) $

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER MID CAP VALUE PORTFOLIO

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day-to-day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
J. Rodman Wright      a) 4                  a) $5,001,608,000          None              a) 2           a) $6,368,549,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 4                  c) $37,217,000                               c) 0           c) 0

Sean Gavin            a) 1                  a) $845,818,000            None              a) 1           a) $2,223,727,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 2                  c) $91,900                                   c) 0           c) 0

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER STRATEGIC INCOME PORTFOLIO

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of

December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
Kennet Taubes         a) 3                  a) $605,981,000            None              0              N/A
                      b) 1                  b) $240,223,000
                      c) 5                  c) $20,091,850


The portfolio manager owned no shares of the Fund as of December 31, 2004.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PIONEER FUND, PIONEER MID CAP VALUE, PIONEER STRATEGIC INCOME

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

DISCIPLINED MID CAP PORTFOLIO AND STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO became an indirect wholly owned subsidiary of Legg Mason. TIMCO and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

TIMCO employs a team approach to portfolio management. Daniel Willey is the lead portfolio manager for the team. Dan has been with the firm for 10 years and has 25 years of experience. He is supported on the portfolio management and implementation team by John Lau, Louis Scott, Alex Romeo and Ethan Madson. Alex Romeo serves as a principal portfolio manager for the Disciplined Mid Cap Portfolio and John Lau serves as a principal portfolio manager for the Small Cap Value Portfolio and Small Cap Growth Portfolio. A team of researchers, led by Lillyn Teh, PHD, CFA, Director, Head of Quantitative Research, supports the efforts of the portfolio management team.

Every member of the team is actively involved in the management of client portfolios. The individuals listed below focus solely on quantitative portfolio management of U.S. equity strategies. The efforts of the implementation team tends to get divided across our large, mid and small cap strategies, whereas the entire focus of the research team is to enhance the stock selection and portfolio construction models which are used in all mandates. Please refer to the table and biographical information below for details on the U.S. Quantitative Equity investment professionals.

Portfolio Management and Trading


                                             Years with   Years in     Years of
Name               Title/Responsibilities      Firm      Position    Experience
----------------   -----------------------  -----------  ----------  -----------
Dan Willey         Director , President &        10          10          25
                   CEO/Senior Portfolio
                   Manager

John Lau, CFA      Director / Portfolio          9           9           10
                   Manager

Alex Romeo, CFA    Vice President /              6           6           6
                   Portfolio Manager

DANIEL WILLEY
Director, President of TIMCO Asset Management, Inc. (TIMCO)
..Responsible for all investment activities including, portfolio management, research and trading
..25 years of industry experience
..Joined TIMCO in 1994
..TIMCO - Portfolio Manager and Head Equity Trader for quantitative equity strategies
..SHAWMUT NATIONAL BANK - Head Equity Trader
..OFFICE OF THE TREASURER FOR THE STATE OF CONNECTICUT - Head Equity Trader ..BANK OF NEW ENGLAND - head trader, portfolio manager, research analyst ..TUCKER ANTHONY - Registered Representative
..BLYTH EASTMAN DILLION - Registered Representative
..Member of the Security Traders Association of Connecticut
..BA from St.Mary's Seminary University

JOHN LAU, CFA
Director
..Portfolio Manager for equity strategies; has had numerous responsibilities including portfolio management, research, trading, and new product development. ..10 years of experience
..Joined TIMCO in 1995

..United Technologies Pratt & Whitney Aircraft Engines - senior design engineer responsible for design simulation projects
..Member, Association for Investment Management & Research (AIMR)
..Member, American Finance Association
..Member, New York Society of Financial Analysts
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Columbia University; MS in Engineering from the University of California at Berkeley; BS in Engineering from the University of Michigan

ALEXANDER ROMEO, CFA
Vice President
..Quantitative Analyst for equity strategies responsible for developing stock selection models, risk management and trading strategies; primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.
..6 years of experience
..Joined TIMCO in 1998
..General Dynamics - Systems Engineer
..Structured Technology Corporation - Software Developer
..End2End - Program Manager
..Member, Association of Investment Management and Research (AIMR)
..Member, Stamford Society of Investment Analysts, Inc. (SSIA)
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Rensselaer Polytechnic Institute; MS in Engineering from the University of Texas at Arlington; BS in Engineering from the Massachusetts Institute of Technology

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
Dan Willey                a) 13                                a) $4,659,389,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0

                          c) 11                                c) $1,360,007,279            c) 0

Alexander Romeo           a) 3                                 a) $1,116,733,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0
Account MDEF
                          c) 0                                 c) 0                         c) 0

Dan Willey                a) 14                                a) $4,845,590,093            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 11                                c) $1,360,007,279            c) 0

John Lau                  a) 5                                 a) $2,611,931,128            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 8                                 c) $1,171,462,578            c) 0

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE, MODERATE, MODERATE-CONSERVATIVE, CONSERVATIVE PORTFOLIOS

Robert Wang, Inna Okounkova, Christine Johnson and Joe Wang serve as the Portfolio Managers.

Robert Wang, Managing Director, Senior portfolio. Manager for global asset allocation and global quantitative equity products responsible for implementation, risk control and product management; member of the DeAM Americas Investment Committee and DeAM Global IGAP Oversight Committee: New York. Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. BS in economics from The Wharton School, University of Pennsylvania

Christine Johnson, CFA Director. Product specialist for Advanced Research and Quantitative Strategies: New York. Joined the Company in 1993, formerly serving as a relationship manager for institutional clients, a senior consultant in the Asset Consulting group, and as a performance analyst. BA from Pace University; MBA from Fordham University

Inna Okounkova, Director. Global Asset Allocation portfolio manager: New York. Joined the Company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001. MS from Moscow State University; MBA from University of Chicago Graduate School of Business.

Joe Wong, CFA, Vice President. Quantitative analyst for the Advanced Research and Quantitative Strategies Group: New York. Joined the Company in 1997, previously serving as quantitative analyst in Sydney office, after 5 years of experience as consultant to Equitilink Investment Management and quantitative analyst at Macquarie Investment Management Ltd. BEc from Macquarie University, Australia; MComm from University of NSW, Australia

PORTFOLIO MANAGER COMPENSATION. The Subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

     . Scudder Investments' performance and the performance of Deutsche Asset Management;

     . Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     . Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                   NUMBER OF
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       COMPANY     TOTAL ASSETS OF
                   REGISTERED   OF REGISTERED    ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGER            COMPANIES      COMPANIES        BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     34          2,928,736,703.34  0              0

Robert Wang        34          2,928,736,703.34  0              0

Inna Okounkova     12          754,902,261.70    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                   NUMBER OF
                                                    POOLED
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       VEHICLE     TOTAL ASSETS OF
                     POOLED       OF POOLED      ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGERS            VEHICLES      VEHICLES         BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     7           478,714,795.70    0              0

Robert Wang        7           478,714,795.70    0              0

Inna Okounkova     2           317,196,143.87    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER ACCOUNTS MANAGED:

                                                   NUMBER OF
                                                     OTHER      TOTAL ASSETS OF
                   NUMBER OF                     ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO    OTHER     TOTAL ASSETS OF    PERFORMANCE      BASED FEE
     MANAGER        ACCOUNTS    OTHER ACCOUNTS     BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ---------------
Janet Campagna     40          6,692,460,383.69  3              79,719,403.54

Robert Wang        40          6,692,460,383.69  3              79,719,403.54

Inna Okounkova     8           408,569,683.42    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

The portfolio managers owned no shares of the fund as of December 31, 2004.

SMALL CAP GROWTH PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Janus Captial Management LLC, ("Janus") Mr. William H. Bales serves as the portfolio manager for the Fund. Mr. Bales has been a co-portfolio manager at Janus since 1997 and a portfolio manager since 2000. Mr. Bales joined Janus in 1991 and was a research co-analyst from 1993 to 1997.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
TIMCO (see information
under Disciplined Mid
Cap above)

Janus - William H. Bales  a) 2                                 a) $1,650,635,355

                          b) 0                                 b) none

                          c) 0                                 c) None

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION: The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted

Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

SMALL CAP VALUE PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

The Fund is managed by the following portfolio managers from Dreman Value
Management:

                    LENGTH OF INVESTMENT
NAME & TITLE        EXPERIENCE             BUSINESS EXPERIENCE

David Dreman,       Over 30 Years          Chairman & Chief Investment
Portfolio Manager                          Officer of Dreman Value
                                           Management LLC & predecessor
                                           Firms since 1977

Nelson Woodard      Over 20 Years          Managing Director and Senior
Portfolio Manager                          Portfolio
                                           Manager of Dreman Value
                                           Management LLC since 2001

PORTFOLIO MANAGERS COMPENSATION - DREMAN VALUE MANAGEMENT LLC:

The Funds have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund's portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

FUND OWNERSHIP BY PORTFOLIO MANAGERS: The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund or its affiliates, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of February 28, 2005.

NAME OF PORTFOLIO   DOLLAR RANGE OF FUND  DOLLAR RANGE OF SCUDDER FUND
     MANAGER            SHARES OWNED             SHARES OWNED

David N. Dreman             None                    None

Nelson Woodard              None                    None

CONFLICTS OF INTEREST: In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                  NUMBER OF
                                                 INVESTMENT
                    NUMBER OF  TOTAL ASSETS OF     COMPANY     TOTAL ASSETS OF
                   REGISTERED    REGISTERED     ACCOUNTS WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER        COMPANIES     COMPANIES        BASED FEE      ACCOUNTS

David N. Dreman       13        $9.0 billion        None           None

Nelson Woodard         2        $2.9 billion        None           None

OTHER POOLED INVESTMENT VEHICLE MANAGED:

                                                  NUMBER OF
                                                   POOLED
                   NUMBER OF   TOTAL ASSETS OF   INVESTMENT    TOTAL ASSETS OF
                     POOLED        POOLED       VEHICLES WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER         VEHICLES      VEHICLES        BASED FEE      ACCOUNTS

David N. Dreman        2        $46 million         None           None

Nelson Woodard         0           None             None           None

OTHER ACCOUNTS MANAGED:

                                                  NUMBER OF
                   NUMBER OF   TOTAL ASSETS OF      OTHER      TOTAL ASSETS OF
NAME OF PORTFOLIO    OTHER     OTHER ACCOUNTS   ACCOUNTS WITH   PERFORMANCE
    MANAGER         ACCOUNTS                     PERFORMANCE     BASED FEE
                                                  BASED FEE      ACCOUNTS

David N. Dreman       99        $2.2 billion        None            None

Nelson Woodard        13         $79 million        None            None

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

VAN KAMPEN ENTERPRISE

The Fund's portfolio is managed within the Subadviser's Enterprise team. Current members of the team include Sandip Bhagat, Managing Director of the Subadviser, Feng Chang, Kevin Jung, Leah Modigliani, and Hooman Yaghoobi, Executive Directors of the Subadviser.

Sandip Bhagat, who is the Fund's lead portfolio manager, has worked for the subadviser since July 2004 and has managed the Fund since November 15, 2004. Prior to that, he was President and Chief Investment Office of Travelers Investment Management Company. Feng Chang has worked for the subadviser since August 2004 and has managed the Fund since November 15, 2004. Prior to that, he was a Quantitative Research Analyst for Travelers Investment Management Company. Kevin Jung has worked for the subadviser since September 1997 and has managed the Fund since November 15, 2004. Leah Modigliani has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004. Hooman Yaghoobi has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004.

Sandip Bhagat and Feng Chang are the lead portfolio managers of the Fund. Leah Modigliani, Kevin Jung, and Hooman Yaghoobi are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The composition of the team may change without notice from time to time.

                                 FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2004, Sandip Bhagat managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Feng Chang managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Kevin Jung managed 9 mutual funds with a total of $6,466,307,341 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Leah Modigliani managed 3 mutual funds with a total of $1,966,714,861 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Hooman Yaghoobi managed 2 mutual fund with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     .    Cash Bonus;

     .    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          ____________________________________________________________________
          awards--a mandatory program that defers a portion of discretionary
          ______
          year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     .    Investment Management Deferred Compensation Plan (IMDCP) awards--a
          _______________________________________________________________
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     .    Select Employees' Capital Accumulation Program (SECAP) awards--a
          _____________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     .    Voluntary Equity Incentive Compensation Program (VEICP) awards--a
          ______________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     . Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five- year periods.

     . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     .    Contribution to the business objectives of the Investment Adviser.

     .    The dollar amount of assets managed by the portfolio manager.

     .    Market compensation survey research by independent third parties.

     .    Other qualitative factors, such as contributions to client objectives.

     . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2004, none of the portfolio managers beneficially owned securities in the Fund.

THE ADVISORY AGREEMENTS

Under the terms of their respective advisory and subadvisory agreements, the parties to such agreements shall:

          (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Funds' investment policies, affecting the economy generally and individual companies or industries, the securities of which are included in the investment portfolios or are under consideration for inclusion therein;

          (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Funds;

          (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

          (4) take such steps as are necessary to implement the investment programs approved by the Board; and

          (5) regularly report to the Board with respect to implementation of the approved investment programs and any other activities in connection with the administration of the Funds' assets.

As required by the 1940 Act, each advisory and subadvisory agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the particular Fund's outstanding voting securities. In addition, and in either event, the terms of the advisory and subadvisory agreements must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, an advisory or subadvisory agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the agreements. The advisory and subadvisory agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the particular Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the particular Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the particular Fund's outstanding voting securities.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for a Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

The Trust, however, has obligated the Funds under the 1940 Act to redeem for cash all shares presented to a Fund for redemption by any one shareholder in a 90-day period up to $250,000, or 1% of the Fund's net assets if that is less, valued for this purpose as the securities are valued in computing the Fund's net asset value per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, including brokerage charges, as well as the associated inconveniences.

                                    BROKERAGE

Subject to approval of the Board, the policy of TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, and Pioneer (collectively, the "advisers"), in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     . the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

     .    the efficiency with which the transaction is effected;

     . the ability to effect the transaction at all where a large block is involved;

     . the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     .    the financial strength and stability of the broker.

     . Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective advisory agreements. The brokerage commission paid by; a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, value or specific allocations among the Funds and other clients of an adviser (namely, TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, or Pioneer). Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for an adviser. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

The Trust's Board of Trustees has determined that agency transactions in equity securities for the Trust may be executed through any broker-dealer affiliate (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Trust as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Trust a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. No adviser may deal with an Affiliated Broker in any transaction in which the Affiliated Broker acts as principal.

The Trust Board has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board and to maintain records in connection with such reviews.

Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the advisers generally deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The advisers' policies with respect to brokerage are and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Fund during the last three years, and the total amount paid to brokers providing research services and the total commission amount paid to such brokers for the year ended December 31, 2004. Also provided is the dollar amount and percentage of brokerage commissions paid to brokerage firms that provided research services. Because the purchase and sale of bonds is a principal transaction there are minimal brokerage commissions to report for Funds that buy bonds.

                                                                                   TOTAL PORTFOLIO
                                                                                    TRANSACTIONS
                                                                                   ASSOCIATED WITH
                                                                                  BROKERS PROVIDING  COMMISSION PAID
                                                                                  RESEARCH SERVICES  TO SUCH BROKERS
FUNDS                                       2004          2003          2002           IN 2004           IN 2004
--------------------------------------  ------------  ------------  ------------  -----------------  ---------------
Convertible Securities Portfolio .....  $      3,994  $      3,609  $      8,124
Disciplined Mid Cap Stock Portfolio ..  $    476,925  $    333,417  $    251,013  $     116,864,453  $       169,973
Equity Income Portfolio ..............  $  1,097,077  $  1,056,970  $    667,858
Federated High Yield Portfolio .......  $         31  $        319
Federated Stock Portfolio ............  $     26,283  $     30,640  $     22,838  $       4,751,746  $         7,615
Large Cap Portfolio ..................  $    382,463  $    374,572  $    501,377
Mondrian International Stock
 Portfolio ...........................  $    317,337  $    145,321  $    226,959  $      50,375,389  $        83,398
MFS Mid Cap Growth Portfolio .........  $    562,777  $    543,840  $  1,345,721
ML Large Cap Core ....................  $     88,809  $    402,652  $    445,351
MFS Value Portfolio ..................  $     29,564  $     54,947  $     51,658
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
Pioneer Fund Portfolio ...............  $     14,868  $     31,527  $     48,103
Zero Coupon Bond Fund Portfolio
 (Series 2005)

Brokerage business placed with brokers affiliated with any of the advisers or subadvisers was as follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
LARGE CAP
_________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          7,474                      2.00%                      4.02%
                             2002  $         16,196                      3.23%                      6.32%
CITIGROUP GLOBAL             2004  $            168                      0.04%                      0.04%

EQUITY INCOME
_____________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          9,743                      0.92%                      2.11%
                             2002  $         16,495                      2.47%                      5.32%

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
MERCURY LARGE CAP CORE
______________________
CITIGROUP GLOBAL             2004                --                        --                         --
                             2003  $            245                      0.06%                      0.06%
                             2002                --                        --                         --

MFS MID CAP GROWTH
__________________
SALOMON SMITH BARNEY         2004                --                        --                         --
                             2003                --                        --                         --
                             2002  $             20                     0.001%                     0.002%
PIONEER FUND
____________
CITIGROUP GLOBAL MKTS        2004  $            326                       2.2%                       2.8%
                             2003  $            322                      1.05%                      0.42%
                             2002                --                        --                         --

For the fiscal year ended December 31, 2004, the Funds held the following securities issued by its regular brokers or dealers:

CONVERTIBLE SECURITIES PORTFOLIO      D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

DISCIPLINED MID CAP PORTFOLIO         D= DEBT / E= EQUITY                    MARKET VALUE
-----------------------------------   -------------------                    ---------------
The Bear Stearns Cos., Inc.                    E                             $       693,150

ML LARGE CAP PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            8,000            $       312,080

EQUITY INCOME PORTFOLIO               D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E            113,800          $     6,807,803
JPMorgan Chase & Co.                           E            105,728          $     4,124,449
The Charles Schwab Corp.                       E            262,940          $     3,144.762
Morgan Stanley                                 E            37,400           $     2,076,448
The Goldman Sachs Group, Inc.                  E            27,900           $     2,902,716
Lehman Brothers Holding Inc.                   E            19,400           $     1,697,112

FEDERATED HIGH YIELD PORTFOLIO        D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

FEDERATED STOCK PORTFOLIO             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            29,900           $     1,166,399
Morgan Stanley                                 E            13,000           $       721,760
The Goldman Sachs Group, Inc.                  E            4,300            $       447,372
Merrill Lynch & Co., Inc.                      E            6,000            $       358,620
Wachovia Corp.                                 E            6,700            $       352,420

MONEY MARKET PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

LARGE CAP PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 E            88,400           $     4,907,968
Bank of America                                E            66,600           $     3,129,534
Wells Fargo & Co.                              E            38,100           $     2,367,915
JPMorgan Chase & Co.                           E            52,296           $     2,040,067

MONDARIAN INTERNATIONAL STOCK
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Credit Suisse Group                            E                             $     4,651,388

MFS MID CAP GROWTH PORTFOLIO          D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

MFS VALUE PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Bank of America Corp.                          E            41,578           $     1,953,750
The Goldman Sachs Group, Inc.                  E            14,130           $     1,470,085
JPMorgan Chase & Co.                           E            24,670           $       962,377
PNC Financial Services Group, Inc.             E            10,200           $       585,888
Mellon Financial Corp.                         E            15,760           $       490,294
Merrill Lynch & Co., Inc.                      E            6,030            $       360,413
Wells Fargo & Co.                              E            5,590            $       347,418
Lehman Brothers Holdings, Inc.                 E            2,800            $       244,944
Franklin Resources, Inc.                       E            2,600            $       181,090

QUALITY BOND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           D                             $     4,718,560
Credit Suisse Group                            D                             $     3,556,272
UBS                                            D                             $     3,061,923
Banc of America                                D                             $     2,792,453
The Goldman Sachs Group, Inc.                  D                             $     2,152,271
Merrill Lynch & Co., Inc.                      D                             $     2,099,137
Lehman Brothers Holdings, Inc.                 D                             $     1,284,629
Morgan Stanley                                 D                             $     1,116,941
Bank of America Corp.                          D                             $     1,045,507

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 D                             $    10,120,417
UBS                                            D                             $     5,992,759
JPMorgan Chase & Co.                           D                             $     4,982,116
CS First Boston Corp.                          D                             $     2,676,594

PIONEER FUND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E                             $       358,979

ZERO COUPON BOND PORTFOLIO            D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

The Trust newly commenced operation of seven Funds (Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio ) that it acquired from the Travelers Series Fund Inc. as of July 1, 2005. Shown below are the amounts of total commissionable transactions for the year ended October 3, 2004 and brokerage commissions paid by the former company for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 on behalf of the Predecessor Funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. The Trust has provided all the relevant information obtained from the predecessor funds, and in the future will provide any additional required data as from the date of acquisition of the new Funds.

Brokerage Business Placed With CGM

                                                                                  % OF FUND'S AGGREGATE      TOTAL SOFT DOLLAR
                                                           $ AMOUNT OF TOTAL         DOLLAR AMOUNT OF       COMMISSIONS PAID TO
                                  $ AMOUNT OF TOTAL          COMMISSIONABLE       TRANSACTIONS INVOLVING      BROKERS PROVIDING
                                    COMMISSIONABLE       TRANSACTIONS DIRECTED      COMMISSIONS EFFECTED    RESEARCH SERVICES IN
FUND                             TRANSACTIONS IN 2004           TO CGM                  THROUGH CGM                 2004
--------------------------       --------------------    ---------------------    ----------------------    --------------------
AIM Capital
Appreciation                     $        328,652,352    $          72,846,228                     22.17%   $             40,657
Travelers Managed Income         $                  0                       --                        --                      --
SB Strategic Total
Return Bond                      $            106,762                        0                        --    $                  0
MFS Total Return                 $      1,010,743,949                        0                        --    $                  0
Pioneer Strategic Income         $             33,489                        0                        --    $                  0
Strategic Equity                 $      2,160,980,023                        0                        --    $                  0
Van Kampen Enterprise            $        281,686,198    $          20,896,333                      7.42%   $                  0

Total brokerage commissions paid by Predecessor Funds:

                                                                  % OF TOTAL
                                                              COMMISSIONS PAID BY
FUNDS                                           2004           EACH FUND FOR 2004          2003              2002
---------------------------------------
AIM Capital Appreciation                  $        361,794                  0.110%   $        296,245   $        373,339
Travelers Managed Income                  $              0                     --    $              0   $              0
Salomon Brothers Strategic Total Return   $              0                  0.000%   $              0   $              0
MFS Total Return                          $      1,436,664                  0.142%   $        958,988   $      1,145,750
Pioneer Strategic Income                  $            115                  0.345%   $          3,340   $            154
Strategic Equity                          $      3,130,217                  0.145%   $      2,059,774   $      2,777,976
Van Kampen Enterprise                     $        337,420                  0.120%   $        373,475   $        440,646

Commissions paid by Predecessor Funds to CGM

FUNDS                                       2004                             2003                               2002
--------------------------
                              Commissions      Percentage of     Commissions    Percentage of      Commissions     Percentage of
                              paid to CGM          total         paid to CGM        total          paid to CGM         total
                                                commissions                      commissions                        commissions
                                                   paid                             paid                                paid
AIM Capital Appreciation    $         48,222           13.33%    $       3,883           1.31%     $      14,893             3.99%
Travelers Managed Income                  --                                                               --                  --
Salomon Brothers Strategic
Total Return                              --                                                               --                  --
MFS Total Return            $              0            0.00%    $           0           0.00%     $          55             0.00%
Pioneer Strategic Income    $              0            0.00%    $           0           0.00%     $           0             0.00%
Strategic Equity            $              0            0.00%    $      55,189           2.68%     $     164,769             5.93%
Van Kampen Enterprise       $         30,012            8.89%    $      24,297           6.51%     $      39,993             9.08%

For the fiscal year ended October 31, 2004, the Predecessor Funds held the following securities issued by the regular broker-dealers:

AIM CAPITAL APPRECIATION PORTFOLIO     D= DEBT / E= EQUITY      MARKET VALUE
----------------------------------     -------------------     --------------
JPMorgan Chase & Co.                             E             $    2,053,520
Bank of America Securities                       E             $    2,015,550
Goldman Sachs & Co.                              E             $      875,582


MANAGED INCOME PORTFOLIO               D= DEBT / E= EQUITY       MARKET VALUE
-------------------------              -------------------     --------------
UBS Paine Webber                                 D             $    5,202,880
JPMorgan Chase & Co.                             D             $    2,561,798
Wachovia Securities                              D             $    2,416,534
CS First Boston                                  D             $    2,302,268
Goldman Sachs & Co.                              D             $    2,283,134
Merrill Lynch, Pierce, Fenner & Smith            D             $    2,015,458
Lehman Brothers                                  D             $    1,696,597
Bank of America Securities                       D             $    1,578,681


SB STRATEGIC TOTAL RETURN BOND         D= DEBT / E= EQUITY      MARKET VALUE
------------------------------         -------------------     --------------
Morgan Stanley                                   D             $       84,655
Bear Stearns                                     D             $       84,457
Bank of America Securities                       D             $       82,293
JPMorgan Chase & Co.                             D             $       79,152
Lehman Brothers                                  D             $       24,903


MFS TOTAL RETURN                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Merrill Lynch, Pierce, Fenner & Smith            D             $    1,360,525
Merrill Lynch, Pierce, Fenner & Smith            E             $   14,323,228
Goldman Sachs & Co.                              D             $    2,131,580
Goldman Sachs & Co.                              E             $    6,481,274
Bank of America Securities                       D             $    3,123,896
Bank of America Securities                       E             $   23,411,375
Bear Stearns                                     D             $      508,883
Morgan Stanley                                   D             $    1,879,502
Morgan Stanley                                   E             $    6,192,108
Lehman Brothers                                  D             $    1,587,553

Wachovia Securities                              D             $      863,189
Wachovia Securities                              E             $    2,189,845
CS First Boston                                  D             $    4,115,061
JPMorgan Chase & Co.                             D             $    2,020,899
JPMorgan Chase & Co.                             E             $   23,305,059
Deutsche Bank                                    D             $    1,236,360


PIONEER STRATEGIC INCOME               D= DEBT / E= EQUITY      MARKET VALUE
------------------------               -------------------     --------------
CS First Boston                                  D             $       70,609
Morgan Stanley                                   D             $      875,824
Merrill Lynch                                    D             $       99,873


STRATEGIC EQUITY                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Morgan Stanley                                   E             $   11,132,511
Goldman Sachs & Co.                              E             $    7,594,936
Bank of America Securities                       E             $    2,561,988
Wachovia Securities                              E             $      994,042


VAN KAMPEN ENTERPRISE                  D= DEBT / E= EQUITY      MARKET VALUE
---------------------                  -------------------     --------------
Bank of America Securities                       E             $    1,813,995
JPMorgan Chase & Co.                             E             $    1,225,550
Merrill Lynch                                    E             $      965,526

                             PORTFOLIO TURNOVER RATE

Although certain Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

The following table shows significant variations in the portfolio turnover rates for the Funds for the past two years. Variations in turnover rates may be due to a fluctuating volume of purchase and redemption orders, market conditions or changes in the Investment Advisers investment outlook. A higher portfolio turnover rate may result in higher transaction costs, including brokerage commissions.

FUND                                          2004     2003
----                                          ----     ----
Convertible Securities Portfolio...........     32%      44%
Disciplined Mid Cap Stock..................     91%      61%

FUND                                          2004     2003
----                                          ----     ----
Equity Income..............................    119%     141%
Federated High Yield.......................     38%      57%
Federated Stock............................     31%      41%
Large Cap..................................     56%      60%
Lazard International Stock.................     59%      44%
MFS Mid Cap Growth.........................     81%      98%
MFS Value Portfolio........................     47%      57%
ML Large Cap Core..........................    136%     182%
Travelers Quality Bond.....................      90     191%
U.S. Government Securities.................    150%     143%
Pioneer Fund Portfolio.....................     19%      98%
Zero Coupon Bond Fund, 2005................      0%       0%
Strategic Equity...........................    213%     167%
AIM Capital Appreciation...................     71%      49%
Van Kampen Enterprise......................    157%     123%
MFS Total Return...........................     66%      49%
Salomon Brothers Strategic Total Return....     42%      68%
Travelers Managed Income...................    123%     163%
Pioneer Strategic Income...................     56%     141%

                               FUND ADMINISTRATION

TIA acts as administrator to the TIA Portfolios. The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, Inc., acts as administrator to all the TAMIC Portfolios, except Travelers Managed Income Portfolio, for which TAMIC is the administrator. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Funds. The administrators pay State Street, as sub-administrator, a fee calculated for each Fund according to the following fee schedule:

         AVERAGE ASSETS                      ANNUAL FEE EXPRESSED IN BASIS POINTS: 1/100 OF 1%
         --------------                      -------------------------------------------------
         First $100 Million / Fund                                    0.0335%
         Next $100 Million / Fund                                       0.02%
         Thereafter up to $12.5 Billion in assets                       0.01%
         Assets exceeding $12.5 Billion                                0.001%
         Minimum / Fund                                       $       40,000

Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005. The administrative fees the Trust paid SBFM for each Fund during the last three calendar years were:

FUNDS                                     2004           2003           2002
------                                ------------   ------------   ------------
Convertible Securities Portfolio...   $     56,195   $     35,345   $     29,293
Disciplined Mid Cap Stock .........   $    106,038   $     78,028   $     69,737
Equity Income .....................   $    119,813   $     41,808             --
Federated High Yield ..............   $     48,071   $     37,321   $     25,156
Federated Stock ...................   $      8,823   $     16,813   $     20,789
Large Cap .........................   $     47,929   $     29,926             --
Lazard International Stock ........   $     92,801   $     63,071   $     66,811

MFS Mid Cap Growth ................   $    119,546   $     95,640   $    112,901
MFS Value .........................   $     23,475   $     20,203   $     19,129
ML Large Cap Core .................   $     69,784   $     64,365   $     80,057
Travelers Quality Bond ............   $    119,176   $    127,802   $    108,109
U.S. Government Securities ........   $    126,365   $    143,027   $    103,175
Pioneer Fund Portfolio ............   $     17,428   $     13,786   $     16,927
Zero Coupon Bond Fund (Series 2005)   $      3,169   $      4,104   $      3,654
AIM Capital Appreciation ..........   $    208,329   $    165,705   $    211,799
Travelers Managed Income ..........             --             --             --
Salomon Brothers Strategic Total
 Return ...........................   $     18,952   $     22,782             --
MFS Total Return ..................   $  1,090,101   $    898,007   $    860,334
Pioneer Strategic Income ..........   $     98,550   $    101,278   $    114,868
Strategic Equity ..................   $    538,728   $    513,933   $    713,673
Van Kampen Enterprise .............   $     89,540   $     94,252   $    142,730

Prior to July 1, 2003, the Trust, or behalf of Equity Income and Large Cap Portfolios entered into a service agent agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Funds at the annual rate of 0.06% of each Fund's daily net assets under $500 million and 0.03% over $500 million. Each Fund paid a minimum total annual fee of $60,000. For the years ended December 31, 2002 and 2003, the Fund administration fees for Large Cap Portfolio were $79,138 and $33,429, respectively and for Equity Income Portfolio were $73,009 and $36,769, respectively.

The Board of Trustees determined to include Equity Income and Large Cap Portfolios under the Trust's existing administrative services agreement with The Travelers Insurance Company and, in conjunction to terminate the existing agreement with Fidelity Service Company. In the second half of 2003, The Travelers Insurance Company became responsible for the pricing and bookkeeping services for Equity Income and Large Cap Portfolios.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Travelers Insurance Company and its affiliates. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 29 series of shares, each representing interests in a Fund. Shareholders of each series participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and non-assessable by the Trust and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

In the event that a Fund serves as an investment vehicle for both variable annuity and variable life insurance contracts, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Trust's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser or subadviser the proxy voting responsibilities for the securities held by each Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds intend to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Fund intends to do, then under the provisions of Subchapter M of the Code, a Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment Trust taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If a Fund has a seed money account that has invested more than $250,000, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment Trust (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     . no more than 55% of a Fund's total assets may be represented by any one investment
     .    no more than 70% by any two investments
     .    no more than 80% by any three investments
     .    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by a Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years prior to the expiration of the applicable carryforward.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      995,983           2010

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      139,166           2011
    Federated High Yield Portfolio         $    4,648,588           2009
    Federated High Yield Portfolio         $    6,217,956           2010
    Federated High Yield Portfolio         $    1,599,086           2011
        Federated Stock Portfolio          $      776,231           2011
            Large Cap Portfolio            $   34,154,428           2009
            Large Cap Portfolio            $   52,058,326           2010
            Large Cap Portfolio            $   14,415,260           2011
Mondrian International Stock Portfolio     $    3,632,501           2009
Mondrian International Stock Portfolio     $   22,825,140           2010
Mondrian International Stock Portfolio     $    7,456,114           2011
Merrill Lynch Large Cap Core Portfolio     $   38,357,682           2009
Merrill Lynch Large Cap Core Portfolio     $   38,835,384           2010
      MFS Mid Cap Growth Portfolio         $    7,213,977           2009
      MFS Mid Cap Growth Portfolio         $  221,143,577           2010
          Pioneer Fund Portfolio           $      389,670           2009
          Pioneer Fund Portfolio           $   12,362,910           2010
          Pioneer Fund Portfolio           $    1,284,282           2011
  Travelers Quality Bond Portfolio         $    1,232,729           2011
  Travelers Quality Bond Portfolio         $      452,203           2012

As of October 31, 2004, the following Funds have capital loss "carryforwards" as indicated below.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           OCTOBER 31,
----------------------------------------   --------------    -----------------
Salomon Brothers Strategic Total Return    $      759,000           2007
            Bond Portfolio
Salomon Brothers Strategic Total Return    $      938,000           2008
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       42,000           2009
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       20,000           2010
            Bond Portfolio
  AIM Capital Appreciation Portfolio       $   27,595,000           2009
  AIM Capital Appreciation Portfolio       $   25,304,000           2010
  AIM Capital Appreciation Portfolio       $   11,887,000           2011
  Pioneer Strategic Income Portfolio       $    1,028,000           2006
  Pioneer Strategic Income Portfolio       $    5,086,000           2007
  Pioneer Strategic Income Portfolio       $    3,077,000           2008
  Pioneer Strategic Income Portfolio       $    7,414,000           2009
  Pioneer Strategic Income Portfolio       $   11,399,000           2010
  Pioneer Strategic Income Portfolio       $    2,263,000           2011
      Strategic Equity Portfolio           $  231,371,000           2010
    Van Kampen Enterprise Portfolio        $   27,341,000           2009
    Van Kampen Enterprise Portfolio        $   34,688,000           2010
    Van Kampen Enterprise Portfolio        $    8,209,000           2011
        Travelers Managed Income           $    4,796,000           2011
        Travelers Managed Income           $      533,000           2012

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. A Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. If a Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If a Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to Fund shareholders, (2) could require a Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Funds' "average annual total return" figures that are in the prospectuses are computed according to a formula prescribed by the SEC. The calculations assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The figures do not reflect the fees and expenses associated with the variable contract for which these Funds are investment options. The performance of the Funds will vary in response to fluctuations in market conditions, interest rates, the composition of the Funds' investments, and expenses. These figures are historical and are not a guarantee of future performance.

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P (1+T)/n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser's or, as applicable, the Subadviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Adviser of the Subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter, the Trust publishes the quarterly percentage portfolio holdings for each of the Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                              FINANCIAL STATEMENTS

Except for the Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios, whose fiscal year end is October 31st, the Funds' fiscal year end is December 31st. Financial statements for the Funds' annual and semi-annual periods will be distributed to shareholders of record. The financial statements of the Funds and the Report of Independent Auditors are contained in the Funds' Annual Report, which is incorporated by reference in this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was the independent auditor selected to examine and report on the Funds' financial statements for the year ending December 31, 2004. The financial statements for the Trust have been audited by KPMG LLP for the fiscal year ended December 31, 2004.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Trust. Deloitte & Touche LLP, 200 Berkeley St., Boston MA 02116, has been retained as the independent registered public accounting firm for the Trust.

Prior to January 1, 2003, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, was the independent auditors for Large Cap and Equity Income Portfolios.

During the two fiscal years ended 2002 and 2001, PricewaterhouseCoopers's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two fiscal years ended 2002 and 2001,and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreement on the financial statements for such years.

The financial statements of the Registrant and the Report of Independent Auditors are contained in the Trust's Annual Report, which is incorporated in this Statement of Additional Information by reference.

                             ADDITIONAL INFORMATION

On April 1, 2004, the Travelers Insurance Company and its affiliates owned 100% of the Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by MetLife, Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is currently the custodian for all the Portfolios of The Travelers Series Trust. For Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. served as the custodian prior to July 1, 2003.

Sullivan & Worcester serves as Fund counsel. It is located at 1666 K Street, NW, Washington, DC 20006.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the transfer agent for the Trust's portfolios.

Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

The Trust's prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the Securities and Exchange Commission that may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission. Otherwise, investors may obtain the Trust's registration statement for free by accessing the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                       COMMON AND PREFERRED STOCK RATINGS

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

     (1)  High Grade

     (2)  Investment Grade

     (3)  Medium Grade

     (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

     1. AAA: An issue that is rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. AA: An issue that is rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. A: An issue that is rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. BAA: An issue that is rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. BA: An issue that is rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     6. B: An issue that is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     7. CAA: An issue that is rated CAA is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     8. CA: An issue that is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

     a.   Likelihood of default

     b. capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     c.   Nature of and provisions of the obligation; and

     d. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

     1. AAA-- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. AAA -- Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high-grade bonds. AA bonds are rated lower than AAA bonds because margins of protection may not be as large as in AAA securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds that are rated BAA are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. BA -- Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

     Fitch ratings are as follows--

     1. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     2. AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA" Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

     3. A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     4. BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     5. BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     6. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

     7. CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     8. CC-- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     9.   C-- Bonds are in imminent default in payment of interest or principal.

     10. DDD, DD AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD", "DD," or "D" categories.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES
________________________________________________________________________________

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the subadviser. This appendix includes the policies and procedures the subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from a subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368 and (2) on the SEC's website at www.sec.gov.
                                                               ___________

                                 TIMCO AND SABAM
                      PROXY VOTING POLICIES AND PROCEDURES

TIMCO and SaBAM are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Legg Mason, Inc. ("Legg Mason"). On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO and SaBAM became indirect wholly owned subsidiaries of Legg Mason. TIMCO and SaBAM and all portfolio management personnel retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                      FIDELITY FUND PROXY VOTING GUIDELINES
                         (FUNDS SUB-ADVISED BY FMR CO.)
                                   MARCH 2004

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Equity Income Portfolio and Large Cap Portfolio. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

     Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

     For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

  .  Whether the repricing proposal excludes senior management and directors;

  . Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

  . Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

  . Whether the restricted stock award exchange proposal excludes senior management and directors;

  . Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

  . Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

     B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

     A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

     B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

     A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.  Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

     A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

     B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

     C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

     D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

     FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                               FEDERATED INVESTORS
                             PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

           President of the Advisers (Keith Schappert)

           Vice Chairman of the Advisers (J. Thomas Madden)

           Chief Investment Officer for Global Equity (Stephen Auth)

           Director of Global Equity Research of the Advisers (Curtis R. Gross)

           Senior Portfolio Manager (William C. Dierker)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

     . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

     . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

     . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

     . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

     . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

               1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

               2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

               3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

               4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                    . That the Advisers have a significant business relationship with the Interested Company;

                    .    The proposals regarding which proxies were cast;

                    . Any material communications between the Advisers and the Interested Company regarding the proposal; and

                    . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

               5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                               FEDERATED INVESTORS
                            PROXY VOTING POLICIES AND
                                    PRACTICES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

     . In favor of the full slate of directors nominated in an uncontested election;

     . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

     . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

     . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

     . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

     . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

     . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

     . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

     . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

     .    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

     . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

     . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

     . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

     . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

     . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

     . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

     .    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                      MONDRIAN INVESTMENT PARTNERS LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES
                                  FEBRUARY 2005

INTRODUCTION

Mondrian Investment Partners Limited("MIP") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). MIP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIP and its client or as a result of some other type of specific delegation by the client, MIP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask MIP to give voting advice on certain proxies without delegating full responsibility to MIP to vote proxies on behalf of the client. MIP has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that MIP votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the proxy voting process. The Committee consists of the following MIP personnel (i) two investment Directors; (ii) Chief Operating Officer; and (iii) Head of Compliance. The Committee will meet as necessary to help MIP fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIP to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIP will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIP has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for MIP. MIP gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately at least a monthly basis, MIP will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIP clients. If needed, the Committee has access to these records.

MIP provides ISS with the Procedures to use to analyze proxy statements on behalf of MIP and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIP's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by MIP. After a proxy has been voted, ISS will create a record of the vote in order to help MIP comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides MIP with its own proxy voting guidelines, MIP will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for MIP's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when MIP believes that the best interests of the client will be better served if it votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client.

MIP will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which MIP may not be able to process a proxy. For example, MIP may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where MIP is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors MIP may consider is the quality and depth of the company's management. As a result, MIP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIP's votes are cast in accordance with the recommendations of the company's management. However, MIP will normally vote against management's position when it runs counter to the Guidelines, and MIP will also vote against management's recommendation when such position is not in the best interests of MIP's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIP may not be influenced by outside sources who have interests which conflict with the interests of MIP's clients when voting proxies for such clients. However, in order to ensure that MIP votes proxies in the best interests of the client, MIP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIP receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIP from the proxy voting process.

In the limited instances where MIP is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIP or affiliated persons of MIP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by MIP.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of MIP will be directed to their client service representative to obtain information from MIP on how their securities were voted. At the beginning of a new relationship with a client, MIP will provide clients with a concise summary of MIP's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIP's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIP will also retain extensive records regarding proxy voting on behalf of clients. MIP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of MIP's clients (via ISS); (iv) records of a client's written request for information on how MIP voted proxies for the client, and any MIP written response to an oral or written client request for information on how MIP voted proxies for the client; and (v) any documents prepared by MIP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIP.

PROXY VOTING GUIDELINES

The following Guidelines summarize MIP's positions on various issues and give a general indication as to how it will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although MIP will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIP's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Due to differences in the various foreign markets in which issuers are located, the Guidelines below are more general in nature. As the issues and requirements in foreign countries may vary from each other, ISS will provide additional country-specific research and recommendations on such issues that can be used in determining how to vote in the best interests of MIP's clients. The Guidelines are as follows:

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Generally vote FOR approval of financial statements and director and auditor reports, unless:

     . there are concerns about the accounts presented or audit procedures used; or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     . there are serious concerns about the accounts presented or the audit procedures used;

     .    the auditors are being changed without explanation; or

     . non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Generally vote FOR the appointment or reelection of statutory auditors, unless:

     . there are serious concerns about the statutory reports presented or the audit procedures used;

     . questions exist concerning any of the statutory auditors being appointed; or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Generally vote FOR approval of the allocation of income, unless:

     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Generally vote FOR most stock (scrip) dividend proposals. Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Generally vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Generally vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Generally vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Generally vote FOR management nominees in the election of directors, unless:

     .    Adequate disclosure has not been met in a timely fashion;

     .    There are clear concerns over questionable finances or restatements;

     .    There have been questionable transactions with conflicts of interest;

     . There are any records of abuses against minority shareholder interests; and

     .    the board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Generally vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Generally vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Generally vote FOR discharge of the board and management, unless:

     . there are serious questions about actions of the board or management for the year in question; or

     .    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Generally vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
__________________

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
___________________

Generally vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Generally vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

PREFERRED STOCK

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Generally vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Generally vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Generally vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Generally vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Generally vote FOR share repurchase plans, unless:

     .    clear evidence of past abuse of the authority is available; or

     .    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Generally vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Generally vote FOR mergers and acquisitions, unless:

     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Generally ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Generally vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

RE-INCORPORATION PROPOSALS:

Generally vote re-incorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Generally vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Generally vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:

Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Generally vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company's business activities or capabilities or result insignificant costs being incurred with little or no benefit.

                        MERRILL LYNCH INVESTMENT MANAGERS
                             PROXY VOTING GUIDELINES
                                DECEMBER 17, 2002

MERRILL LYNCH INVESTMENT MANAGERS
PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,/2/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA")./3/ When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies./4/

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts./5/

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/1/ In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.
/2/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).
/3/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/4/ Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.
/5/ To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties./6/ As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./7/

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote./8/ All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

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/6/ If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).
/7/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.
/8/ The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

Securities on Loan. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).9 MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan unless the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

Voting Proxies for Foreign Companies. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM Affiliates. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

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/9/ SEE, E.G., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A.   BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

          VOTE and DESCRIPTION
     A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business voted to implement or renew a "dead-hand" poison pill ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.
     A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
     A.3  FOR proposals to declassify Boards of Directors
     A.4  AGAINST proposals to classify Boards of Directors
     A.5  AGAINST proposals supporting cumulative voting
     A.6  FOR proposals eliminating cumulative voting
     A.7  FOR proposals supporting confidential voting
     A.8  FOR proposals seeking election of supervisory board members
     A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

     A.10 AGAINST proposals for term limits for directors A.11 AGAINST proposals to establish a mandatory retirement age for directors
     A.12 AGAINST proposals requiring directors to own a minimum amount of company stock
     A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
     A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.
     A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors
     A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
     A.17 FOR proposals to elect account inspectors
     A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
     A.19 FOR proposals permitting shareholder ability to nominate directors directly
     A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
     A.21 FOR proposals permitting shareholder ability to remove directors directly
     A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B.   Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     B.1  FOR approval of independent auditors, except for
          . auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent
          . auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation
          . on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company
     B.2  FOR proposal seeking authorization to fix the remuneration of auditors
     B.3  FOR approving internal statutory auditors

     C.   Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

     C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
     C.2  FOR proposals to eliminate retirement benefits for outside directors
     C.3 AGAINST proposals to establish retirement benefits for outside directors
     C.4 FOR proposals approving the remuneration of directors or of supervisory board members
     C.5  AGAINST proposals to reprice stock options
     C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.
     C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
     C.8  AGAINST proposals seeking to pay outside directors only in stock
     C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

     D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

     D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights
     D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
     D.3  FOR proposals approving share repurchase programs
     D.4  FOR proposals to split a company's stock
     D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

     E.   Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

     E.1  AGAINST proposals seeking to adopt a poison pill
     E.2  FOR proposals seeking to redeem a poison pill
     E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

     E.4  FOR proposals to change the company's name

     F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

     F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
     F.2 FOR proposals designating two shareholders to keep minutes of the meeting
     F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
     F.4 FOR proposals approving the discharge of management and the supervisory board
     F.5  FOR proposals approving the allocation of income and the dividend
     F.6 FOR proposals seeking authorization to file required documents/other formalities
     F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
     F.8  FOR proposals appointing inspectors of elections
     F.9  FOR proposals electing a chair of the meeting
     F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet
     F.11 AGAINST proposals to require rotating sites for shareholder meetings

     G.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

     G.1 AGAINST proposals seeking to have companies adopt international codes of conduct
     G.2  AGAINST proposals seeking to have companies report on:
          .    environmental liabilities;
          .    bank lending policies;
          .    corporate political contributions or activities;
          .    alcohol advertising and efforts to discourage drinking by minors;
          .    costs and risk of doing business in any individual country;
          .    involvement in nuclear defense systems
     G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
     G.4  AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

     Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

     We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders.

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

     We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          .    Proposed use of the additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    DILUTION = (A + B + C) / (A + B + C + D), WHERE A = SHARES RESERVED FOR PLAN/AMENDMENT,
                    B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                    C = SHARES GRANTED BUT UNEXERCISED AND
                    D = SHARES OUTSTANDING.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          . We are generally in favor of proposals that increase participation beyond executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

     Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

     Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                   APPENDIX B
                                   __________

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                          JANUS CAPITAL MANAGEMENT LLC

                             PROXY VOTING PROCEDURES
                                  DECEMBER 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are

----------
/1/ All references to portfolio managers include assistant portfolio managers.

processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.
     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).
     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.
     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.
     9. Janus will generally vote with management regarding proposals to declassify a board.
     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.
     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.
     15. Janus will generally vote in favor of proposals requiring the expensing of options.
     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
     17. Janus will generally oppose proposals regarding the repricing of underwater options.
     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.
     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.
     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.
     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
          a. requiring executive officers and directors to hold a minimum amount of stock in the company;
          b. requiring stock acquired through exercised options to be held for a certain period of time; and
          c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.
     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.
     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*
     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
     34. Janus will generally vote in favor of proposals regarding changes in company name.
     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*
     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").
     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).
     39. Janus will generally vote in favor of proposals to adopt cumulative voting.
     40. Janus will generally vote in favor of proposals to require that voting be confidential.
     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).
     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.
     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

          (1)  Keep a record of each proxy received

          (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

          (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

          (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

          (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

     (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

     (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

     (2)  Whether the proposal acts to entrench existing management; and

     (3) Whether the proposal fairly compensates management for past and future performance.

     Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

     (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.   Disclosure

          (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                            _________________
               information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

          (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

     (1) Copies of these proxy voting policies and procedures and any amendments thereto.

     (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

     (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

     (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

          These policies and procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

  A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2.   MFS' Policy on Specific Issues

          ELECTION OF DIRECTORS
          _____________________

     MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer:
     (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          CLASSIFIED BOARDS
          _________________

     MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

               Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS
               __________________________

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION
               ______________________

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS
               _____________________________

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"
               ___________________

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES
               ______________________

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS
               ____________________________________________

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          Issuance of Stock

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS
               ___________________

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING
               _________________

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS
               ____________________________________

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS
               ____________________

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          Best Practices Standards

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               FOREIGN ISSUERS - SHARE BLOCKING
               ________________________________

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

               SOCIAL ISSUES
               _____________

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.   ADMINISTRATIVE PROCEDURES
     _________________________

     1.   MFS PROXY REVIEW GROUP
          ______________________

          The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   POTENTIAL CONFLICTS OF INTEREST
          _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

     3.   GATHERING PROXIES
          _________________

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

     4.   ANALYZING PROXIES
          _________________

          After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (E.G., those involving only uncontested elections of directors and the appointment of auditors)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (E.G., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          ______________

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and

----------
/2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

     clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.   RECORDS RETENTION

          MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

     E.   REPORTS
          _______

MFS Funds

          Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          AS AMENDED SEPTEMBER 16, 2004

PROXY POLICIES:

     Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

     . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

     . Attend less than 75 percent of the board and committee meetings without a valid excuse;

     .    Implement or renew a dead-hand or modified dead-hand poison pill;

     .    Sit on the boards of an excessive number of companies;

     . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

     . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry;

     .    Management's track record;

     .    Portfolio manager's assessment;

     .    Qualifications of director nominees (both slates);

     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     . It is not clear that the auditors will be able to fulfill their function;

     . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     . We will generally abstain from shareholder social and environmental proposals.

     . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

     . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     . We will generally vote for proposals to lower barriers to shareholder action.

     . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

     . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

PROXY COMMITTEE PROCEDURES:

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issueswhere AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

          4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

BUSINESS/DISASTER RECOVERY:

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

RESTRICTIONS AFFECTING VOTING:

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

CONFLICT OF INTEREST:

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

FUND OF FUNDS:

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

PROXY VOTING POLICIES AND PROCEDURES

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Effective Date:                                             May 5, 2003
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Last Revision Date:                                         March 29, 2005
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I.   INTRODUCTION

          DEUTSCHE ASSET MANAGEMENT (DEAM)/4/ HAS ADOPTED AND IMPLEMENTED THE FOLLOWING POLICIES AND PROCEDURES, WHICH IT BELIEVES ARE REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED IN THE BEST ECONOMIC INTEREST OF CLIENTS, IN ACCORDANCE WITH ITS FIDUCIARY DUTIES AND SEC RULE 206(4)-6 UNDER THE INVESTMENT ADVISERS ACT OF 1940. IN ADDITION TO SEC REQUIREMENTS GOVERNING ADVISERS, DEAM'S PROXY POLICIES REFLECT THE FIDUCIARY STANDARDS AND RESPONSIBILITIES FOR ERISA ACCOUNTS SET OUT IN DEPARTMENT OF LABOR BULLETIN 94-2, 29 CFR 2509.94-2 (JULY 29,1994).

     II.  DEAM'S PROXY VOTING RESPONSIBILITIES

          PROXY VOTES ARE THE PROPERTY OF DEAM'S ADVISORY CLIENTS./5/ AS SUCH, DEAM'S AUTHORITY AND RESPONSIBILITY TO VOTE SUCH PROXIES DEPEND UPON ITS CONTRACTUAL RELATIONSHIPS WITH ITS CLIENTS. DEAM HAS DELEGATED RESPONSIBILITY FOR EFFECTING ITS ADVISORY CLIENTS' PROXY VOTES TO INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"), AN INDEPENDENT THIRD-PARTY PROXY VOTING SPECIALIST . ISS VOTES DEAM'S ADVISORY CLIENTS' PROXIES IN ACCORDANCE WITH DEAM'S PROXY GUIDELINES OR DEAM'S SPECIFIC INSTRUCTIONS. WHERE A CLIENT HAS GIVEN SPECIFIC INSTRUCTIONS AS TO HOW A PROXY SHOULD BE VOTED, DEAM WILL NOTIFY ISS TO CARRY OUT THOSE INSTRUCTIONS. WHERE NO SPECIFIC INSTRUCTIONS EXISTS, DEAM WILL FOLLOW THE PROCEDURES IN VOTING THE PROXIES SET FORTH IN THIS DOCUMENT.

          DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES FOR INVESTMENT COMPANIES AND OTHER CLIENTS FOR WHICH IT SERVES AS INVESTMENT ADVISER. WITH RESPECT TO CLIENT ACCOUNTS THAT ARE SUB-ADVISED BY AN AFFILIATED OR UNAFFILIATED INVESTMENT ADVISER, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES, OR SUCH RESPONSIBILITIES MAY BE DELEGATED TO THE SUB-ADVISER. SIMILARLY, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES WITH RESPECT TO ADVISORY CLIENT ACCOUNTS FOR WHICH IT SERVES AS INVESTMENT SUB-ADVISER.

     III.POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

----------
/4/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/5/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

          DEAM HAS ADOPTED THE FOLLOWING POLICIES AND PROCEDURES TO ENSURE THAT PROXIES ARE VOTED IN ACCORDANCE WITH THE BEST ECONOMIC INTEREST OF ITS CLIENTS, AS DETERMINED BY DEAM IN GOOD FAITH AFTER APPROPRIATE REVIEW.

2.   THE PROXY VOTING WORKING GROUP

     THE PROXY VOTING WORKING GROUP (THE "PVWG") IS AN INTERNAL WORKING GROUP ESTABLISHED BY DEAM'S INVESTMENT COMMITTEE PURSUANT TO A WRITTEN CHARTER. THE PVWG IS RESPONSIBLE FOR OVERSEEING DEAM'S PROXY VOTING ACTIVITIES,
     INCLUDING:

          (I)  ADOPTING, MONITORING AND UPDATING GUIDELINES, ATTACHED AS EXHIBIT
                                                                         _______
               A (THE "GUIDELINES"), THAT PROVIDE HOW DEAM WILL GENERALLY VOTE
               _
               PROXIES PERTAINING TO A COMPREHENSIVE LIST OF COMMON PROXY VOTING MATTERS;

          (II) VOTING PROXIES WHERE (A) THE ISSUES ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTION OR THE GUIDELINES; (B) THE GUIDELINES SPECIFY THAT THE ISSUES ARE TO BE DETERMINED ON A CASE-BY-CASE BASIS; OR
               (C) WHERE AN EXCEPTION TO THE GUIDELINES MAY BE IN THE BEST ECONOMIC INTEREST OF DEAM'S CLIENTS; AND

          (III)MONITORING THE PROXY DEPARTMENT'S PROXY VOTING ACTIVITIES (SEE BELOW):

     DEAM'S PROXY DEPARTMENT, A UNIT OF DEAM'S ASSET MANAGEMENT OPERATIONS GROUP, IS RESPONSIBLE FOR COORDINATING WITH ISS TO ADMINISTER DEAM'S PROXY VOTING PROCESS AND FOR VOTING PROXIES IN ACCORDANCE WITH ANY SPECIFIC CLIENT INSTRUCTIONS OR, IF THERE ARE NONE, THE GUIDELINES, AND OVERSEEING ISS' PROXY RESPONSIBILITIES IN THIS REGARD.

          3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

          COPIES OF THESE POLICIES AND PROCEDURES, AS THEY MAY BE UPDATED FROM TIME TO TIME, ARE MADE AVAILABLE TO CLIENTS AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION. CLIENTS MAY ALSO OBTAIN INFORMATION ON HOW THEIR PROXIES WERE VOTED BY DEAM AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION; HOWEVER, DEAM MUST NOT SELECTIVELY DISCLOSE ITS INVESTMENT COMPANY CLIENTS' PROXY VOTING RECORDS. THE PROXY DEPARTMENT WILL MAKE PROXY VOTING REPORTS AVAILABLE TO ADVISORY CLIENTS UPON REQUEST. THE INVESTMENT COMPANIES' PROXY VOTING RECORDS WILL BE DISCLOSED TO SHAREHOLDERS BY MEANS OF PUBLICLY-AVAILABLE ANNUAL FILINGS OF EACH COMPANY'S PROXY VOTING RECORD FOR 12-MONTH PERIODS ENDED JUNE 30 (SEE "RECORDKEEPING" BELOW).

     IV. PROCEDURES

          THE KEY ASPECTS OF DEAM'S PROXY VOTING PROCESS ARE AS FOLLOWS:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

          The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

          THE PVWG WILL REVIEW THE GUIDELINES AS NECESSARY TO SUPPORT THE BEST ECONOMIC INTERESTS OF DEAM'S CLIENTS AND, IN ANY EVENT, AT LEAST ANNUALLY. THE PVWG WILL MAKE CHANGES TO THE GUIDELINES, WHETHER AS A RESULT OF THE ANNUAL REVIEW OR OTHERWISE, TAKING SOLELY INTO ACCOUNT THE BEST ECONOMIC INTERESTS OF CLIENTS. BEFORE CHANGING THE GUIDELINES, THE PVWG WILL THOROUGHLY REVIEW AND EVALUATE THE PROPOSED CHANGE AND THE REASONS THEREFOR, AND THE PVWG CHAIR WILL ASK PVWG MEMBERS WHETHER ANYONE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT HAS REQUESTED OR ATTEMPTED TO INFLUENCE THE PROPOSED CHANGE AND WHETHER ANY MEMBER HAS A CONFLICT OF INTEREST WITH RESPECT TO THE PROPOSED CHANGE. IF ANY SUCH MATTER IS REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE (SEE BELOW) AND WILL DEFER THE APPROVAL, IF POSSIBLE. LASTLY, THE PVWG WILL FULLY DOCUMENT ITS RATIONALE FOR APPROVING ANY CHANGE TO THE GUIDELINES.

          THE GUIDELINES MAY REFLECT A VOTING POSITION THAT DIFFERS FROM THE ACTUAL PRACTICES OF THE PUBLIC COMPANY(IES) WITHIN THE DEUTSCHE BANK ORGANIZATION OR OF THE INVESTMENT COMPANIES FOR WHICH DEAM OR AN AFFILIATE SERVES AS INVESTMENT ADVISER OR SPONSOR. INVESTMENT COMPANIES, PARTICULARLY CLOSED-END INVESTMENT COMPANIES, ARE DIFFERENT FROM TRADITIONAL OPERATING COMPANIES. THESE DIFFERENCES MAY CALL FOR DIFFERENCES IN VOTING POSITIONS ON THE SAME MATTER. FURTHER, THE MANNER IN WHICH DEAM VOTES INVESTMENT COMPANY PROXIES MAY DIFFER FROM PROPOSALS FOR WHICH A DEAM-ADVISED OR SPONSORED INVESTMENT COMPANY SOLICITS PROXIES FROM ITS SHAREHOLDERS. AS REFLECTED IN THE GUIDELINES, PROXIES SOLICITED BY CLOSED-END (AND OPEN-END) INVESTMENT COMPANIES ARE GENERALLY VOTED IN ACCORDANCE WITH THE PRE-DETERMINED GUIDELINES OF ISS. SEE SECTION IV.3.B.

               2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVWG

          THE PROXY DEPARTMENT HEAD WILL REFER TO THE PVWG ALL PROXY PROPOSALS
          (I) THAT ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTIONS OR THE GUIDELINES; OR (II) THAT, ACCORDING TO THE GUIDELINES, SHOULD BE EVALUATED AND VOTED ON A CASE-BY-CASE BASIS.

          ADDITIONALLY, IF A MEMBER OF THE PROXY DEPARTMENT, THE PROXY DEPARTMENT HEAD, THE PVWG CHAIR OR ANY MEMBER OF THE PVWG, A PORTFOLIO MANAGER, A RESEARCH ANALYST OR A SUB-ADVISER BELIEVES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES MAY NOT BE IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THAT INDIVIDUAL MAY BRING THE MATTER TO THE ATTENTION OF THE PVWG CHAIR AND/OR THE PROXY DEPARTMENT HEAD./6/

          IF THE PROXY DEPARTMENT REFERS A PROXY PROPOSAL TO PVWG OR PVWG DETERMINES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES IS NOT IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THE PVWG WILL EVALUATE AND VOTE THE PROXY, SUBJECT TO THE PROCEDURES BELOW REGARDING CONFLICTS.

          THE PVWG ENDEAVORS TO HOLD MEETINGS TO DECIDE HOW TO VOTE PARTICULAR PROXIES SUFFICIENTLY BEFORE THE VOTING DEADLINE SO THAT THE PROCEDURES BELOW REGARDING CONFLICTS CAN BE COMPLETED BEFORE THE PVWG'S VOTING DETERMINATION.

----------
/6/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

               3.   CERTAIN PROXY VOTES MAY NOT BE CAST

          IN SOME CASES, THE PVWG MAY DETERMINE THAT IT IS IN THE BEST ECONOMIC INTERESTS OF ITS CLIENTS NOT TO VOTE CERTAIN PROXIES. FOR EXAMPLE, IT IS DEAM'S POLICY NOT TO VOTE PROXIES OF ISSUERS SUBJECT TO LAWS OF THOSE JURISDICTIONS THAT IMPOSE RESTRICTIONS UPON SELLING SHARES AFTER PROXIES ARE VOTED, IN ORDER TO PRESERVE LIQUIDITY. IN OTHER CASES, IT MAY NOT BE POSSIBLE TO VOTE CERTAIN PROXIES, DESPITE GOOD FAITH EFFORTS TO DO SO. FOR EXAMPLE, SOME JURISDICTIONS DO NOT PROVIDE ADEQUATE NOTICE TO SHAREHOLDERS SO THAT PROXIES MAY BE VOTED ON A TIMELY BASIS. VOTING RIGHTS ON SECURITIES THAT HAVE BEEN LOANED TO THIRD-PARTIES TRANSFER TO THOSE THIRD-PARTIES, WITH LOAN TERMINATION OFTEN BEING THE ONLY WAY TO ATTEMPT TO VOTE PROXIES ON THE LOANED SECURITIES. LASTLY, THE PVWG MAY DETERMINE THAT THE COSTS TO THE CLIENT(S) ASSOCIATED WITH VOTING A PARTICULAR PROXY OR GROUP OF PROXIES OUTWEIGHS THE ECONOMIC BENEFITS EXPECTED FROM VOTING THE PROXY OR GROUP OF PROXIES.

          THE PROXY DEPARTMENT HEAD WILL COORDINATE WITH THE PVWG CHAIR REGARDING ANY SPECIFIC PROXIES AND ANY CATEGORIES OF PROXIES THAT WILL NOT OR CANNOT BE VOTED. THE REASONS FOR NOT VOTING ANY PROXY SHALL BE DOCUMENTED.

               4.   CONFLICT OF INTEREST PROCEDURES

          A.  PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE
              __________________________________________________________________

OVERRIDING PRINCIPLE. In the limited circumstances where the PVWG votes proxies,/7/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./8/

          INDEPENDENCE OF THE PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

          CONFLICT REVIEW PROCEDURES. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting

----------
/7/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
     (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/8/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

          process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

          The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any communications with members of the PVWG (or anyone participating or providing information to the PVWG) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

               Upon completion of the investigation, the Conflicts Review
                    Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

               If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

          PROCEDURES TO BE FOLLOWED BY THE PVWG. AT THE BEGINNING OF ANY DISCUSSION REGARDING HOW TO VOTE ANY PROXY, THE PVWG CHAIR (OR HIS OR HER DELEGATE) WILL INQUIRE AS TO WHETHER ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO) OR ANY PERSON PARTICIPATING IN THE PROXY VOTING PROCESS HAS A PERSONAL CONFLICT OF INTEREST OR HAS ACTUAL KNOWLEDGE OF AN ACTUAL OR APPARENT CONFLICT THAT HAS NOT BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          THE PVWG CHAIR ALSO WILL INQUIRE OF THESE SAME PARTIES WHETHER THEY HAVE ACTUAL KNOWLEDGE REGARDING WHETHER ANY DIRECTOR, OFFICER OR EMPLOYEE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT, HAS: (I) REQUESTED THAT DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF) OR A PVWG MEMBER VOTE A PARTICULAR PROXY IN A CERTAIN MANNER; (II) ATTEMPTED TO INFLUENCE DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF), A PVWG MEMBER OR ANY OTHER PERSON IN CONNECTION WITH PROXY VOTING ACTIVITIES; OR (III) OTHERWISE COMMUNICATED WITH A PVWG MEMBER OR ANY OTHER PERSON PARTICIPATING OR PROVIDING INFORMATION TO THE PVWG REGARDING THE PARTICULAR PROXY VOTE AT ISSUE, AND WHICH INCIDENT HAS NOT YET BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          IF ANY SUCH INCIDENT ARE REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE AND, IF POSSIBLE, WILL DELAY THE VOTE UNTIL THE CONFLICTS REVIEW COMMITTEE CAN COMPLETE THE CONFLICTS REPORT. IF A DELAY IS NOT POSSIBLE, THE CONFLICTS REVIEW COMMITTEE WILL INSTRUCT THE PVWG WHETHER ANYONE SHOULD BE RECUSED FROM THE PROXY VOTING PROCESS, OR WHETHER DEAM SHOULD SEEK

          INSTRUCTIONS AS TO HOW TO VOTE THE PROXY AT ISSUE FROM ISS OR, IF TIME PERMITS, AFFECTED CLIENTS. THESE INQUIRIES AND DISCUSSIONS WILL BE PROPERLY REFLECTED IN THE PVWG'S MINUTES.

          DUTY TO REPORT. ANY DEAM EMPLOYEE, INCLUDING ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO), THAT IS AWARE OF ANY ACTUAL OR APPARENT CONFLICT OF INTEREST RELEVANT TO, OR ANY ATTEMPT BY ANY PERSON OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT TO INFLUENCE, HOW DEAM VOTES ITS PROXIES HAS A DUTY TO DISCLOSE THE EXISTENCE OF THE SITUATION TO THE PVWG CHAIR (OR HIS OR HER DESIGNEE) AND THE DETAILS OF THE MATTER TO THE CONFLICTS REVIEW COMMITTEE. IN THE CASE OF ANY PERSON PARTICIPATING IN THE DELIBERATIONS ON A SPECIFIC VOTE, SUCH DISCLOSURE SHOULD BE MADE BEFORE ENGAGING IN ANY ACTIVITIES OR PARTICIPATING IN ANY DISCUSSION PERTAINING TO THAT VOTE.

          RECUSAL OF MEMBERS. THE PVWG WILL RECUSE FROM PARTICIPATING IN A SPECIFIC PROXY VOTE ANY PVWG MEMBERS (WHETHER VOTING OR EX OFFICIO) AND/OR ANY OTHER PERSON WHO (I) ARE PERSONALLY INVOLVED IN A MATERIAL CONFLICT OF INTEREST; OR (II) WHO, AS DETERMINED BY THE CONFLICTS REVIEW COMMITTEE, HAVE ACTUAL KNOWLEDGE OF A CIRCUMSTANCE OR FACT THAT COULD AFFECT THEIR INDEPENDENT JUDGMENT, IN RESPECT OF SUCH VOTE. THE PVWG WILL ALSO EXCLUDE FROM CONSIDERATION THE VIEWS OF ANY PERSON (WHETHER REQUESTED OR VOLUNTEERED) IF THE PVWG OR ANY MEMBER THEREOF KNOWS, OR IF THE CONFLICTS REVIEW COMMITTEE HAS DETERMINED, THAT SUCH OTHER PERSON HAS A MATERIAL CONFLICT OF INTEREST WITH RESPECT TO THE PARTICULAR PROXY, OR HAS ATTEMPTED TO INFLUENCE THE VOTE IN ANY MANNER PROHIBITED BY THESE POLICIES.

          IF, AFTER EXCLUDING ALL RELEVANT PVWG VOTING MEMBERS PURSUANT TO THE PARAGRAPH ABOVE, THERE ARE THREE OR MORE PVWG VOTING MEMBERS REMAINING, THOSE REMAINING PVWG MEMBERS WILL DETERMINE HOW TO VOTE THE PROXY IN ACCORDANCE WITH THESE POLICIES AND PROCEDURES. IF THERE ARE FEWER THAN THREE PVWG VOTING MEMBERS REMAINING, THE PVWG CHAIR WILL OBTAIN INSTRUCTIONS AS TO HOW TO HAVE THE PROXY VOTED FROM, IF TIME PERMITS, THE AFFECTED CLIENTS AND OTHERWISE FROM ISS.

          B.   Investment Companies and Affiliated Public Companies
               ____________________________________________________

               INVESTMENT COMPANIES. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          AFFILIATED PUBLIC COMPANIES. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

          C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST
               _________________________________________________

               DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     . DEUTSCHE BANK AMERICAS RESTRICTED ACTIVITIES POLICY. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     . DEUTSCHE BANK AMERICAS INFORMATION BARRIERS FOR SECTIONS 13 AND 16, AND
          REG. M POLICY. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

     Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

     V. RECORDKEEPING

DEAM WILL MAINTAIN A RECORD OF EACH VOTE CAST BY DEAM THAT INCLUDES AMONG OTHER THINGS, COMPANY NAME, MEETING DATE, PROPOSALS PRESENTED, VOTE CAST AND SHARES VOTED. IN ADDITION, THE PROXY DEPARTMENT MAINTAINS RECORDS FOR EACH OF THE PROXY BALLOTS IT VOTES. SPECIFICALLY, THE DEPARTMENT'S RECORDS INCLUDE, BUT ARE NOT LIMITED TO:

     . THE PROXY STATEMENT (AND ANY ADDITIONAL SOLICITATION MATERIALS) AND RELEVANT PORTIONS OF ANNUAL STATEMENTS.

     . ANY ADDITIONAL INFORMATION CONSIDERED IN THE VOTING PROCESS THAT MAY BE OBTAINED FROM AN ISSUING COMPANY, ITS AGENTS OR PROXY RESEARCH FIRMS.

     . ANALYST WORKSHEETS CREATED FOR STOCK OPTION PLAN AND SHARE INCREASE ANALYSES

     .    PROXY EDGE PRINT-SCREEN OF ACTUAL VOTE ELECTION.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DEAM WILL MAINTAIN THE ABOVE RECORDS IN AN EASILY ACCESSIBLE PLACE FOR NO LESS THAN SIX YEARS FROM THE END OF THE FISCAL YEAR DURING WHICH THE LAST ENTRY WAS MADE ON SUCH RECORD, THE FIRST THREE YEARS IN AN APPROPRIATE DEAM OFFICE.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered AT ANY SHAREHOLDER MEETING HELD DURING THE PERIOD COVERED by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

     VI.  THE PVWG'S OVERSIGHT ROLE

IN ADDITION TO ADOPTING THE GUIDELINES AND MAKING PROXY VOTING DECISIONS ON MATTERS REFERRED TO IT AS SET FORTH ABOVE, THE PVWG WILL MONITOR THE PROXY VOTING PROCESS BY REVIEWING SUMMARY PROXY INFORMATION PRESENTED BY ISS. THE PVWG WILL USE THIS REVIEW PROCESS TO DETERMINE, AMONG OTHER THINGS, WHETHER ANY CHANGES SHOULD BE MADE TO THE GUIDELINES. THIS REVIEW WILL TAKE PLACE AT LEAST QUARTERLY AND WILL BE DOCUMENTED IN THE PVWG'S MINUTES.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

                                                                    Attachment A

                                TABLE OF CONTENTS
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I.   BOARD OF DIRECTORS AND EXECUTIVES........................................81

     A. ELECTION OF DIRECTORS.................................................81

     B. CLASSIFIED BOARDS OF DIRECTORS........................................81

     C. BOARD AND COMMITTEE INDEPENDENCE......................................81

     D. LIABILITY AND INDEMNIFICATION OF DIRECTORS............................81

     E. QUALIFICATIONS OF DIRECTORS...........................................82

     F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.........................82

     G. PROPOSALS TO FIX THE SIZE OF THE BOARD..................................

     H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
BOARDS

II.  CAPITAL STRUCTURE........................................................82

     A. AUTHORIZATION OF ADDITIONAL SHARES....................................82

     B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK........................83

     C. STOCK SPLITS/REVERSE STOCK SPLITS.....................................83

     D. DUAL CLASS/SUPERVOTING STOCK..........................................83

     E. LARGE BLOCK ISSUANCE..................................................83

     F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.........................83

     G. SHARE REPURCHASES.....................................................83

     H. REDUCTIONS IN PAR VALUE...............................................83

III.    CORPORATE GOVERNANCE ISSUES...........................................84

     A. CONFIDENTIAL VOTING...................................................84

     B. CUMULATIVE VOTING.....................................................84

     C. SUPERMAJORITY VOTING REQUIREMENTS.....................................84

     D. SHAREHOLDER RIGHT TO VOTE.............................................84

IV.     COMPENSATION..........................................................85

     A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.............................85

     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS..................................85

     C. GOLDEN PARACHUTES.....................................................86

     D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.................86

     E. OPTION EXPENSING......................................................86

V.   ANTI-TAKEOVER RELATED ISSUES.............................................86

     A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").............................86

     B. REINCORPORATION.......................................................86

     C. FAIR-PRICE PROPOSALS..................................................87

     D. EXEMPTION FROM STATE TAKEOVER LAWS....................................87

     E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS................................87

VI.     MERGERS & ACQUISITIONS................................................87

VII.    SOCIAL & POLITICAL ISSUES.............................................87

     A. LABOR & HUMAN RIGHTS..................................................88

     B. ENVIRONMENTAL ISSUES..................................................88

     C. DIVERSITY & EQUALITY..................................................88

     D. HEALTH & SAFETY.......................................................88

     E. GOVERNMENT/MILITARY...................................................89

     F. TOBACCO...............................................................89

VIII.   MISCELLANEOUS ITEMS...................................................89

     A. RATIFICATION OF AUDITORS..............................................89

     B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR......89

     C. AUDIT FIRM ROTATION...................................................90

     D. TRANSACTION OF OTHER BUSINESS.........................................90

     E. MOTIONS TO ADJOURN THE MEETING........................................90

     F. BUNDLED PROPOSALS.....................................................90

     G. CHANGE OF COMPANY NAME................................................90

     H. PROPOSALS RELATED TO THE ANNUAL MEETING...............................90

     I. INVESTMENT COMPANY PROXIES............................................90

     J. INTERNATIONAL PROXY VOTING............................................91

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These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives
A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C. Board and Committee Independence

DeAM policy is to vote:
1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.
F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.
G. Proposals to Fix the Size of the Board

DeAM policy is to vote:
1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure
A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:
1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures.
Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.
G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.
H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues
A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.
B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance AND does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:
a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, AND
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.
C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:
(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.
D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"
1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues
A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies
B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (E.G., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involve significant cost to companies.
C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.
F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.
B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.
D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.
F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.
G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
I. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
J. International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

          DEUTSCHE ASSET MANAGEMENT INC.
          DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
          INVESTMENT COMPANY CAPITAL CORP.
          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

..    Selection or ratification of auditors.

..    Approval of financial statements, director and auditor reports.

..    General updating/corrective amendments to the charter.

..    Proposals to limit Directors' liability and/or broaden indemnification of
     Directors.

..    Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

..    Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

..    Proposals to eliminate cumulative voting.

..    Proposals to eliminate preemptive rights.

..    Proposals for confidential voting and independent tabulation of voting results.

..    Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

     (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

     (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

     (iii)Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes

..    Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

..    Proposals to increase the authorization of existing classes of common stock
     (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

..    Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

..    Proposals for share repurchase plans.

..    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

..    Proposals to effect stock splits.

..    Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     Compensation

..    Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

..    Proposals for employee stock purchase plans that permit discounts up to
     15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

..    Proposals for the establishment of employee stock option Plans and other employee ownership plans.

..    Proposals for the establishment of employee retirement and severance plans

     Anti-Takeover Matters

..    Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

..    Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

..    Proposals to establish cumulative voting rights in the election of directors.

..    Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

..    Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

..    Proposals to create "blank check" preferred stock.

..    Proposals relating to changes in capitalization by 100% or more.

..    Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

..    Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

..    Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     Corporate Transactions

..    Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

..    Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

..    Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

..    Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

     (i) The stock option plan should be incentive based;

     (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

     (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.

     Anti-Takeover Provisions

..    Proposals requiring shareholder ratification of poison pills.

..    Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

..    Proposals requiring auditors to attend the annual meeting of shareholders.

..    Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

..    Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

..    Proposals requiring confidential voting.

..    Proposals to reduce or eliminate supermajority voting requirements.

..    Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

..    Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

..    Proposals that limit tenure of directors.

..    Proposals to limit golden parachutes.

..    Proposals requiring directors to own large amounts of stock to be eligible for election.

..    Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

..    Proposals that limit retirement benefits or executive compensation.

..    Proposals requiring shareholder approval for bylaw or charter amendments.

..    Proposals requiring shareholder approval of executive compensation.

..    Proposals requiring shareholder approval of golden parachutes.

..    Proposals to eliminate certain anti-takeover related provisions.

..    Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

..    Proposals to declassify the Board of Directors (if management supports a classified board).

..    Proposals requiring a U.S. company to have a separate Chairman and CEO.

..    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

..    Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions. o
     Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

     (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

     (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

     (d) The Committee will meet on an ad hoc basis to (among other matters):
     (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

     (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   Identification of Material Conflicts of Interest

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.   Proxy Voting Reports

     (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
           MANAGED ALLOCATION SERIES: CONSERVATIVE STRATEGY PORTFOLIO
             MANAGED ALLOCATION SERIES: MODERATE STRATEGY PORTFOLIO
       MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
        MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
            MANAGED ALLOCATION SERIES: AGGRESSIVE STRATEGY PORTFOLIO

L-11788S                                                          TIC Ed 05-2005

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST

        This Statement of Additional Information provides supplementary information pertaining to shares of twenty-seven investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2005 for, as applicable, the Class A, Class B and Class E shares of the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett America's Value Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio (formerly PIMCO PEA Innovation Portfolio), PIMCO Inflation Protected Bond Portfolio, MFS Research International Portfolio, Van Kampen Comstock Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio, and the Prospectus dated November 1, 2005 for the Class A, Class B, Class C and Class E shares of the Legg Mason Value Equity Portfolio, which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

        The date of this Statement of Additional Information is May 1, 2005, as supplemented on November 1, 2005.

        The audited financial statements for the period ended December 31, 2004, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 4, 2005 (File No. 811-10183) are incorporated by reference and made part of this document.

INVESTMENT OBJECTIVES AND POLICIES

        The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

        Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2005 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618).

        Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

Asset-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
_______________________
Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios).

        Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

        Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

        The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

        In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Brady Bonds (Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus
___________
Aggressive Growth, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

        Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Debt Obligations (Janus Aggressive Growth, PIMCO Inflation
_______________________________
Protected Bond, PIMCO Total Return and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

        For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

        The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
______________________

        A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

        Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond and PIMCO Total Return
____________________
Portfolios)

        A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

        A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Depositary Receipts (All Portfolios except Lord Abbett Bond Debenture, PIMCO
___________________
Inflation Protected Bond and PIMCO Total Return Portfolios)

        A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, RCM Global Technology, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (Lord Abbett Bond Debenture, Lord Abbett America's
________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Legg Mason Value Equity Portfolios)

        The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

        A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

        Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

        The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
__________________
Portfolios)

        Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Floaters (PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett
________
America's Value, Janus Aggressive Growth, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (Harris Oakmark International, T. Rowe Price
_____________________________
Mid-Cap Growth, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Foreign Currency Exchange Transactions. A Portfolio may engage in
        ______________________________________
foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

        A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

        If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

        For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

        A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

        The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

        Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

        Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

        Currency Forward and Futures Contracts. A forward foreign currency
        ______________________________________
exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

        Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

        LOCK IN. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

        CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

        DIRECT HEDGE. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

        PROXY HEDGE. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

        Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

        At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

        Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

        Foreign Currency Options. Options on foreign currencies operate
        ________________________
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

        Foreign Currency Conversion. Although foreign exchange dealers do not
        ____________________________
charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios)
__________________

        A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

        Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

        Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

        The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

        Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

        Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

        The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

        The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

        The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 20%, 10% and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

        The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.

        The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital Opportunities and the Met/Putnam Research Portfolios do not expect that more than 20% of their total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 30% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio does not expect that more than 35% of its assets will be invested in foreign securities. The RCM Global Technology Portfolio will not invest more than 50% of its assets in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 25% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Real Estate and the Van Kampen Comstock Portfolios may each invest up to 25% of their net assets in foreign securities. The Van Kampen Comstock Portfolio does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Legg Mason Value Equity Portfolio expects that not more than 25% of its total assets will be invested in foreign securities.

        Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

        Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

        Emerging Market Securities. Investments in emerging market country
        __________________________
securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

        A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the

U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

        Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios
________________________________________________________________
except Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios)

        A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

        A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

        Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

        Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities (Lord Abbett Bond Debenture, Lord Abbett
____________________________________
America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

        Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. The Legg Mason Value Equity Portfolio expects that not more than 10% of its total assets will be invested in high yield debt securities.

Hybrid Instruments (Janus Aggressive Growth, PIMCO Inflation Protected Bond,
__________________
PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value, RCM Global Technology, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Mid-Cap Growth) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except Turner Mid-Cap Growth Portfolio)
___________________

        Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Inflation-Indexed Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return
_______________________
Portfolios)

        Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

        Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

        If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

        While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

        The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Interest Rate Transactions (PIMCO Inflation Protected Bond, PIMCO Total Return,
__________________________
Janus Aggressive Growth, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios)

        Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

        For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Investment Grade Corporate Debt Securities (Lord Abbett Growth and Income, Lord
__________________________________________
Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (PIMCO Inflation Protected Bond, PIMCO Total
___________________________________
Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

        By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

        The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)
_______________________

        Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

        Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

        A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

        Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return and Harris Oakmark International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

Mortgage-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's
__________________________
Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

        CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

        The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

        Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

        Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

        Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

        Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

        In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Fixed Income Securities (PIMCO Inflation Protected Bond and PIMCO
_________________________________
Total Return Portfolios)

        A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

        Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

        A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

        The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

        The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

        From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except Third Avenue Small Cap
______________________________
Value and Turner Mid-Cap Growth Portfolios)

        A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth Opportunities and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

        The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

        Writing Covered Options on Securities. A Portfolio may write covered
        _____________________________________
call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

        A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

        A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

        A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

        Purchasing Put and Call Options on Securities. A Portfolio may purchase
        _____________________________________________
put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

        A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

        Except for the RCM Global Technology, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the RCM Global Technology Portfolio's, PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's or the Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.

        Purchase and Sale of Options and Futures on Stock Indices. A Portfolio
        _________________________________________________________
may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

        Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and
        __________________________________________
sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

        A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

        The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

        A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

        A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

        Options on Futures Contracts. A Portfolio may purchase and write call
        ____________________________
and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

        In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

        Limitations. A Portfolio will not purchase or sell futures contracts or
        ___________
options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

        Risks of Options and Futures Strategies. The effective use of options
        _______________________________________
and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

        The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies (All Portfolios except Turner Mid-Cap Growth
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Portfolios)

        Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iShares(SM) as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

        Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

        SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

        The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

        A Portfolio may, subject to the limitations stated above, invest in iShares(SM) and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

        The T. Rowe Price Mid-Cap Growth Portfolio may invest in the shares of the T. Rowe Price Reserve Investment Fund and the Goldman Sachs Mid-Cap Value Portfolio may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

        Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover
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        While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the Janus Aggressive Growth, MFS Research International, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return,

RCM Global Technology, Lord Abbett Growth Opportunities and Turner Mid-Cap Growth Portfolios, anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Lord Abbett Growth Opportunities anticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Advisers to the RCM Global Technology and Turner Mid-Cap Growth Portfolios anticipates that portfolio turnover generally will not exceed 300% per year. The Adviser to the MFS Research International Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Janus Aggressive Growth, Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios anticipate that portfolio turnover generally will exceed 100% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks (All Portfolios except Turner Mid-Cap Growth Portfolio)
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        A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

        If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts (All Portfolios except Harris Oakmark
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International and Van Kampen Comstock Portfolios)

        A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation and Legg Mason Value Equity Portfolios may each invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements (All Portfolios)
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        Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (All Portfolios except T. Rowe Price Mid-Cap
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Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios)

        A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

        The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants (All Portfolios except Lord Abbett Bond Debenture Portfolio)
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        A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)
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        All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

        Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (T. Rowe Price Mid-Cap Growth, MFS Research International, Lord
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Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, RCM Global Technology, Met/Putnam Capital Opportunities and Legg Mason Value Equity Portfolios)

        A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

        The PIMCO Total Return, PIMCO Inflation Protected Bond and RCM Global Technology Portfolios may each also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO
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Inflation Protected Bond, T. Rowe Price Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps (Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett
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Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology Portfolio)

        A Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

        The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

        The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities (All Portfolios)
__________________________

        Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Lord Abbett Bond
________________________________________________________
Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, Money Market, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value and Legg Mason Value Equity Portfolios)

        Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                             INVESTMENT RESTRICTIONS

Fundamental Policies
____________________

        The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

        1.      Borrowing
                _________

        Each Portfolio may not borrow money, except to the extent permitted by applicable law.

        2.      Diversification
                _______________

        Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy, MetLife Aggressive Strategy and Legg Mason Value Equity Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

        3.      Concentration
                _____________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

        4.      Underwriting
                ____________

        Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

        5.      Real Estate
                ___________

        Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

        6.      Commodities
                ___________

        Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

        7.      Loans
                _____

        Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

        8.      Senior Securities
                _________________

        Each Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

Non-Fundamental Policies
________________________

        The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

        Each Portfolio may not:

        (1)     Purchase securities on margin, except that each Portfolio may:
                (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

        (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

        (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

        (4) Invest in companies for the purpose of exercising management or control.

        In addition, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Van Kampen Comstock Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

        The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

        The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Global Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

        With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

        With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

        With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Met/Putnam Research and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

        With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios may each invest up to an aggregate of 25% of their total assets in when-issued commitments. There is no current policy limiting the percentage of assets of the PIMCO Inflation Protected Bond, PIMCO Total Return, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value and Van Kampen Comstock Portfolios which may be invested in when-issued commitments.

        With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

        With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

80% Investment Policy (Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value,
_____________________
Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, RCM Global Technology, Van Kampen Comstock and Legg Mason Value Equity Portfolios)

        Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.

        Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

        Total return and yield will be computed as described below.

Total Return
____________

        Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

        The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

        The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield
_____

        From time to time, the Trust may quote the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's and the Neuberger Berman Real Estate Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

        The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               YIELD = 2[a-b+1)6-1]
                                         ---
                                         cd

Where:          a =     dividends and interest earned during the period

                b =     expenses accrued for the period (net of reimbursement)

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

        Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

        It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance
____________________________

        In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

        The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

        Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or

Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive research services from many broker-dealers with which the Manager or Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

        As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

        The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

        Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

        An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

        The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

        The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                        Portfolio                   2004               2003              2002
                        _________                ___________       ___________       ___________
        Met/Putnam Capital Opportunities         $   124,095       $   343,375       $   209,361
        Lord Abbett Bond Debenture                    45,894            21,318            15,978
        Lord Abbett Mid-Cap Value                    168,814           149,450           281,797
        Lord Abbett Growth and Income              2,110,960         2,279,597         3,010,714
        Lord Abbett Growth Opportunities             142,121           144,432            55,193
        Lord Abbett America's Value                   19,635            15,168/(2)/        N/A
        Met/AIM Mid Cap Core Equity                  514,229           269,906            65,498
        Met/AIM Small Cap Growth                   1,059,400           313,513            90,532

        Janus Aggressive Growth                    1,035,197           455,351            81,081
        T. Rowe Price Mid-Cap Growth                 547,621           559,405           392,702
        MFS Research International                 1,757,345           559,145           232,887
        Oppenheimer Capital Appreciation             958,876           587,084           133,685
        PIMCO Inflation Protected Bond                 7,784               563/(4)/        N/A
        PIMCO Total Return                           320,198           150,868            31,455
        RCM Global Technology                      1,332,268         1,154,611           301,981
        Harris Oakmark International               1,245,587           765,776            65,733
        Third Avenue Small Cap Value                 754,558           758,783           124,291/(1)/
        Goldman Sachs Mid-Cap Value Portfolio        309,129/(3)/        N/A               N/A
        Neuberger Berman Real Estate Portfolio       576,961/(3)/        N/A               N/A
        Turner Mid-Cap Growth Portfolio              560,452/(3)/        N/A               N/A
        MetLife Defensive Strategy Portfolio               0/(4)/        N/A               N/A
        MetLife Moderate Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Balanced Strategy Portfolio                0/(4)/        N/A               N/A
        MetLife Growth Strategy Portfolio                  0/(4)/        N/A               N/A
        MetLife Aggressive Strategy Portfolio              0/(4)/        N/A               N/A

----------
(1)  For the period from 5/1/02 through 12/31/02.
(2)  For the period from 5/1/03 through 12/31/03.
(3)  For the period 5/1/04 through 12/31/04.
(4)  For the period 11/4/04 through 12/31/04.

In 2004, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:

                                                                  Percentage of
                                             Aggregate Brokerage      Total       Percentage of
                            Affiliated         Commissions Paid     Brokerage    Commissionable
       Portfolio           Broker-Dealer         to Affiliate      Commissions    Transactions
       _________           _____________     ___________________  _____________  ______________
Goldman Sachs Mid-Cap   Goldman Sachs & Co.      $        22,106           7.15%           9.67%
Value

Third Avenue Small Cap  M.J. Whitman LLC         $       722,205          95.71%          97.48%
Value

Neuberger Berman Real   Lehman Brothers,         $       111,718          19.36%          19.36%
Estate                  Inc.

Neuberger Berman Real   Neuberger Berman         $           470           0.08%           0.14%
Estate                  LLC

                             MANAGEMENT OF THE TRUST

        The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers
_____________________

        The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
____________

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Elizabeth M. Forget* (38)    President    Indefinite;    Since December 2000, President     33           None
                             and Trustee  From           of Met Investors Advisory LLC;
                                          December       since July 2000, Executive Vice
                                          2000 to        President of MetLife Investors
                                          present.       Group, Inc.; from June 1996 to
                                                         July 2000, Senior Vice President
                                                         of Equitable Distributors, Inc.
                                                         and, most recently, Vice
                                                         President of Equitable Life
                                                         Assurance Society of the United
                                                         States.

Dawn M. Vroegop** (38)       Trustee      Indefinite;    From September 1999 to September   33           Director, Caywood
                                          From           2003, Managing Director,                        Scholl Asset
                                          December       Dresdner RCM Global Investors;                  Management;
                                          2000 to        from July 1994 to July 1999,                    Investment
                                          present.       Director, Schroder Capital                      Committee Member of
                                                         Management International.                       City College of San
                                                                                                         Francisco.
-----------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
______________________

-----------------------------------------------------------------------------------------------------------------------------
Stephen M. Alderman (44)     Trustee      Indefinite;    Since November 1991, Shareholder   33           None
                                          From           in the law firm of Garfield and
                                          December       Merel, Ltd.
                                          2000 to
                                          present.

Jack R. Borsting (74)        Trustee      Indefinite;    Since 2001, Professor of           33           Director, Whitman
                                          From           Business Administration and Dean                Education Group,
                                          December       Emeritus, Marshall School of                    Ivax Diagnostics
                                          2000 to        Business, University of Southern                and Los Angeles
                                          present.       California (USC); from 1995-2001                Orthopedic
                                                         Executive Director, Center for                  Hospital. Trustee,
                                                         Telecommunications Management,                  The Rose Hills
                                                         USC; from 1988 to 1995, Dean of                 Foundation.
                                                         Marshall School of Business,                    Member, Army
                                                         USC.                                            Science Board

Theodore A. Myers (73)       Trustee      Indefinite;    Since 1993, Financial Consultant.  33           None
                                          From
                                          December
                                          2000 to
                                          present.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                            Port-folios
                                             Term of                                          in Fund
                             Position(s)   Office and                                         Complex
                              Held with     Length of         Principal Occupation(s)       overseen by  Other Directorships
Name, Age and Address        Registrant    Time Served          During Past 5 Years           Trustee       Held by Trustee
_____________________        ___________  _____________  _________________________________  ___________  ____________________
Tod H. Parrott (66)          Trustee      Indefinite;    Since June 1996, Managing          33           Director, U.S.
                                          From           Partner, Rockaway Partners Ltd.                 Stock Transfer
                                          December       (financial consultants).                        Corporation;
                                          2000 to                                                        Director Bonfire
                                          present.                                                       Foundation.

Roger T. Wickers (69)        Trustee      Indefinite;    Since 1995, retired; from 1980     33           From 1995 to 1998,
                                          From           to 1995, Senior Vice President                  Chairman of the
                                          December       and General Counsel, Keystone                   Board of Directors
                                          2000 to        Group Inc. and the Keystone                     of two American
                                          present.       Group of Mutual Funds.                          International Group
                                                                                                         mutual funds.
-----------------------------------------------------------------------------------------------------------------------------


The Executive Officers
______________________

-----------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Tupper (33)       Vice         From August    Since February 2001, Assistant
                             President,   2002 to        Vice President of MetLife
                             Chief        present        Investors Distribution Company;
                             Financial                   from 1997 to January 2001, Vice
                             Officer,                    President of PIMCO Advisors L.P.
                             Treasurer

Michael K. Farrell (51)      Executive    From August    Since July 2002, Chief
                             Vice         2002 to        Executive Officer of MetLife
                             President    present        Investors Group, Inc. and Met
                                                         Investors Advisory LLC; since
                                                         April 2001, Chief Executive
                                                         Officer of MetLife Resources
                                                         and Senior Vice President of
                                                         Metropolitan Life Insurance
                                                         Company; since January 1990,
                                                         President of Michael K. Farrell
                                                         Associates, Inc. (qualified
                                                         retirement plans for non-profit
                                                         organizations)

-----------------------------------------------------------------------------------------------------------------------------
Richard C. Pearson (60)      Vice         From           Since July 2002, President of
                             President    December       MetLife Investors Distribution
                             and          2000 to        Company; since January, 2002,
                             Secretary    present.       Secretary of Met Investors
                                                         Advisory LLC; since January 2001,
                                                         Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since
                                                         November 2000, Vice President,
                                                         General Counsel and Secretary of
                                                         Met Investors Advisory LLC; from
                                                         1998 to November 2000, President,
                                                         Security First Group, Inc.

Mary Moran Zeven             Assistant    From August    Senior Vice President and
One Federal Street           Secretary    2001 to        Senior Managing Counsel (2002
Boston, Massachusetts 02110               present        to present) and Vice President
(44)                                                     and Associate Counsel (2000 to
                                                         2002), State Street Bank and
                                                         Trust Company; Vice President
                                                         and Counsel, PFPC, Inc.
                                                         (1999-2000).

William C. Cox               Assistant    From           Since 1997, Vice President and
One Federal Street           Treasurer    November       Senior Director, Fund
Boston, Massachusetts                     2004 to        Administration Division, State
02110 (38)                                present        Street Bank and Trust Company
-----------------------------------------------------------------------------------------------------------------------------

----------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

** "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Vroegop may be deemed an interested person of the Trust as a result of her prior affiliation with RCM Investment Management LLC, the Adviser to the RCM Global Technology Portfolio.

Committees of the Board
_______________________

        The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2004.

        The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held two meetings during the fiscal year ended December 31, 2004.

        The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 15 meetings during the fiscal year ended December 31, 2004.

Compensation of the Trustees
____________________________

        Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $36,000 ($9,000 per quarter) plus (i) an additional fee of $3,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, and (ii) $750 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee receives a supplemental retainer of $10,000 per year ($2,500 per quarter).

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2004. For a portion of 2004, the Trustees were paid under a different compensation schedule.

                                                        Total
                                                        Compensation
                                    Aggregate           From Fund
                                    Compensation        Complex Paid
Name of Person, Position            from Trust          to Trustee
________________________            ____________        ____________

Elizabeth M. Forget, Trustee        None                None

--------------------------------------------------------------------

--------------------------------------------------------------------
Stephen M. Alderman                 $60,250             $60,250
Jack R. Borsting                    $50,250             $50,250
Theodore A. Myers                   $47,250             $47,250
Tod H. Parrott                      $50,250             $50,250
Dawn M. Vroegop                     $49,500             $49,500
Roger T. Wickers                    $50,250             $50,250

        The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

        As of December 31, 2004, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Procedures
_______________________

        Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

Proxy Voting Records
____________________

        The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.
                        __________________

Portfolio Holdings Disclosure Policy
____________________________________

        The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

        Only the Manager's or, as applicable, an Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the Securities and Exchange Commission only if an Authorized Person determines that
(i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

        Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter the Trust publishes the quarterly percentage portfolio holdings for each of the Allocation Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager
___________

        The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

        With respect to the Portfolios other than the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the Allocation Portfolios, the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of the Allocation Portfolios, on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

        Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

..    Office space, all necessary office facilities and equipment;

..    Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     . related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     . related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

..    Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

        The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

--------------------------------------------------------------------------------
              Portfolio                                   Fee
              _________                                   ___
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture                 0.60% of first $250 million of such
                                           assets plus 0.55% of such assets over
                                           $250 million up to $500 million plus
                                           0.50% of such assets over $500
                                           million up to $1 billion plus 0.45%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                  0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Lord Abbett America's Value                0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Lord Abbett Growth and Income              0.60% of first $800 million of such
                                           assets plus 0.55% of such assets over
                                           $800 million up to $1.5 billion plus
                                           0.45% of such assets over $1.5
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities           0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $500 million plus
                                           0.625% of such assets over $500
                                           million
--------------------------------------------------------------------------------
PIMCO Total Return                         0.50%
--------------------------------------------------------------------------------
RCM Global Technology                      0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond             0.50%
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth               0.75%
--------------------------------------------------------------------------------
MFS Research International                 0.80% of first $200 million of such
                                           assets plus 0.75% of such assets over
                                           $200 million up to $500 million plus
                                           0.70% of such assets over $500
                                           million up to $1 billion plus 0.65%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Janus Aggressive Growth                    0.75% of first $25 million of such
                                           assets plus 0.70% of such assets over
                                           $25 million up to $250 million plus
                                           0.65% of such assets over $250
                                           million up to $1 billion plus 0.55%
                                           of such assets over $1 billion
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation           0.65% of first $150 million of such
                                           assets plus 0.625% of such assets
                                           over $150 million up to $300 million
                                           plus 0.60% of such assets over $300
                                           million up to $500 million plus 0.55%
                                           of such assets over $500 million.
                                           Commencing July 1, 2005, when the
                                           average monthly net assets of the
                                           Portfolio are in excess of $1
                                           billion, a discount of 2.5% will
                                           apply to the total advisory fees
                                           paid by the Portfolio for that month
--------------------------------------------------------------------------------
Met/AIM Small Cap Growth                   0.90% of first $500 million of such
                                           assets plus 0.85% of such assets over
                                           $500 million
--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                0.75% of first $150 million of such
                                           assets plus 0.70% of such assets over
                                           $150 million up to $500 million plus
                                           0.675% of such assets over $500
                                           million
--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities           0.85%
--------------------------------------------------------------------------------
Harris Oakmark International               0.85% of first $500 million of such
                                           assets plus 0.80% of such assets over
                                           $500 million up to $1 billion plus
                                           0.75% of such assets over $1 billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value               0.75% of first $1 billion of such
                                           assets plus 0.70% of such assets
                                           over $1 billion
--------------------------------------------------------------------------------
Neuberger Berman Real Estate               0.70% of first $200 million of such
                                           assets plus 0.65% of such assets over
                                           $200 million up to $750 million plus
                                           0.55% of such assets over $750
                                           million
--------------------------------------------------------------------------------
Turner Mid-Cap Growth                      0.80% of first $300 million of such
                                           assets plus 0.70% of such assets over
                                           $300 million%
--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value                0.75% of first $200 million of such
                                           assets plus 0.70% of such assets over
                                           $200 million
--------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such
                                           assets plus 0.60% of such assets over
                                           $500 million up to $1 billion plus
                                           0.525% of such assets over $1 billion
--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio       0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio        0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio          0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------
MetLife Aggressive Allocation Portfolio    0.10% of first $500 million of such
                                           assets plus 0.075% of such assets
                                           over $500 million up to $1 billion
                                           plus 0.05% of such assets over $1
                                           billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio          0.70% of the first $350 million of
                                           such assets.  On the date that such
                                           assets reach $350 million and each
                                           subsequent day thereafter, whether or
                                           not such assets are above or below
                                           $350 million, the fee schedule shall
                                           be:  0.65% of the first $200 million
                                           of such assets plus 0.63% of such
                                           assets over $200 million.
--------------------------------------------------------------------------------

From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

        The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

        In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

        The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

        In approving or re-approving, as the case may be, the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each fund's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services.

        The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to certain Portfolios, selection of the subadvisers for other Portfolios and oversight of the subadvisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

        The Board also evaluated the expertise and performance of the personnel overseeing the subadvisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

        The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the subadvisers. The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined re-approval, or in the case of new Portfolios, approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreement.

        The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Allocation Portfolios and to investments in the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in each Allocation Portfolio. The Manager is responsible for paying the consulting fees.

        The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

                                                                         2004

                                          Investment         Investment         Other
                                        Management Fee    Management Fee       Expenses           Deferred Expense
              Portfolio                      Paid              Waived         Reimbursed           Reimbursement
              _________                 ______________    ______________      __________          ________________
Met/Putnam Capital Opportunities           $   426,296           $    --         $    --                  $     --
Lord Abbett America's Value Portfolio          127,243            98,677              --                        --
Lord Abbett Bond Debenture                   6,799,252                --              --                        --
Lord Abbett Mid-Cap Value                    1,658,919                --              --                        --
Lord Abbett Growth and Income               13,624,840                --              --                   415,534
Lord Abbett Growth Opportunities               396,571            29,475              --                        --
Met/AIM Mid Cap Core Equity                  1,976,021                --              --                   122,843
Met/AIM Small Cap Growth                     3,190,382                --              --                   197,306
Janus Aggressive Growth                      3,367,260                --              --                   286,247
T. Rowe Price Mid-Cap Growth                 3,146,034                --              --                   352,377
MFS Research International                   3,514,055                --              --                   617,855

Oppenheimer Capital Appreciation             4,327,515                --              --                   239,658
PIMCO Inflation Protected Bond               3,079,040                --              --                        --
Portfolio
PIMCO Total Return                           6,936,055                --              --                        --
RCM Global Technology                        1,570,194                --              --                        --
Harris Oakmark International                 4,799,579                --              --                    70,893
Goldman Sachs Mid-Cap                          677,715               876              --                        --
Value Portfolio/(1)/
Neuberger Berman Real Estate                   795,451                --              --                        --
Portfolio/(1)/
Third Avenue Small Cap Value                 3,556,948                --              --                        --
Portfolio
Turner Mid-Cap Growth Portfolio/(1)/           596,531                --              --                        --
MetLife Defensive Strategy                       8,957             8,957          2,4031                        --
Portfolio/(2)/
MetLife Moderate Strategy                       31,850            31,850           1,138                        --
Portfolio/(2)/
MetLife Balanced Strategy                       97,618            32,988              --                        --
Portfolio/(2)/
MetLife Growth Strategy Portfolio/(2)/          86,163            32,988              --                        --
MetLife Aggressive Strategy                     19,094            19,094          13,894                        --
Portfolio/(2)/

----------
/(1)/   For the period from 5/1/04 through 12/31/04
/(2)/   For the period from 11/4/04 through 12/31/04

                                                                         2003

                                          INVESTMENT         INVESTMENT                                DEFERRED
                                        MANAGEMENT FEE     MANAGEMENT FEE       OTHER EXPENSES         EXPENSE
            Portfolio                        PAID              WAIVED             REIMBURSED         REIMBURSEMENT
            _________                   ______________     ______________       ______________       _____________
Lord Abbett Bond Debenture                   3,971,116                  -                    -             276,111
Lord Abbett Mid-Cap Value                    1,028,597                  -                    -              24,528
Lord Abbett Growth and Income                9,092,357                  -                    -              96,442
Lord Abbett Growth Opportunities               269,004             78,081                    -                   -
Lord Abbett America's Value/(1)/                20,896             20,896               56,089                   -
Met/AIM Mid Cap Core Equity                    884,138                  -                    -              79,198
Met/AIM Small Cap Growth                     1,076,516             55,675                    -                   -
Janus Aggressive Growth                      1,101,773                  -                    -               7,791
T. Rowe Price Mid-Cap Growth                 1,356,903                  -                    -              36,100
MFS Research International                   1,262,462             82,173                    -                   -
Oppenheimer Capital Appreciation             1,814,031                  -                    -              70,030
Money Market                                   726,163             13,354
PIMCO Inflation Protected Bond/(1)/            747,433                  -                    -                   -
PIMCO Total Return                           4,621,218                  -                    -             133,278
RCM Global Technology                          623,323              6,135                    -                   -
Met/Putnam Capital Opportunities               409,728                  -                    -                   -
Harris Oakmark International                 1,058,799                  -                    -             134,866
Third Avenue Small Cap Value                 1,061,936                  -                    -              72,372

----------
(1) For the period 5/1/03 through 12/31/03

                                                         2002
                                        _______________________________________
                                        Investment    Investment       Other
                                        Management    Management      Expenses
             Portfolio                   Fee Paid     Fee Waived     Reimbursed
             _________                  __________    __________     __________

Lord Abbett Bond Debenture               1,667,067       219,786             --
Lord Abbett Mid-Cap Value                  768,497        10,233             --
Lord Abbett Growth and Income            7,305,609       261,347             --
Lord Abbett Growth Opportunities            99,876        99,876         24,278
Met/AIM Mid Cap Core Equity                153,006       153,006          1,238
Met/AIM Small Cap Growth                   228,091       228,091         32,720
Janus Aggressive Growth                    216,931       159,172             --
T. Rowe Price Mid-Cap Growth               339,766       202,896             --
MFS Research International                 316,349       316,349          9,963
Oppenheimer Capital Appreciation           402,546       132,940             --
Money Market                               283,685        78,237
PIMCO Total Return                       1,480,483            --             --
RCM Global Technology                      290,673       171,885             --
Met/Putnam Capital Opportunities           539,255            --             --
Harris Oakmark International                98,278        98,278         53,966
Third Avenue Small Cap Value/(1)/           82,684        72,400             --

----------
(1) For the period 5/1/02 through 12/31/02

The Advisers
____________

        Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

        Each Advisory Agreement will continue in force for one year (approximately two years with respect to the Lord Abbett Growth Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Van Kampen Comstock and Legg Mason Value Equity Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to the Janus Aggressive Growth Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

        Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

        The Board of Trustees initially approved each Advisory Agreement between the Manager and the respective Adviser on a Portfolio-by-Portfolio basis based on a number of factors relating to the Adviser's ability to perform under its Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds or with the Portfolio's predecessor fund, if applicable; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history.

        The Board of Trustees re-approved the Advisory Agreements relating to all of the Portfolios except for Goldman Sachs Mid-Cap Value, Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios whose initial terms had not expired and initially approved the Advisory Agreements relating to the Van Kampen Comstock and Legg Mason Value Equity Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio (and in the case of new Portfolios, the performance of similar funds advised by the Advisers); the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history.

        The Board gave substantial consideration to the fees payable under each Investment Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

        Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined re-approval, or in the case of new Portfolios, approval of each Investment Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Investment Advisory Agreement.

        The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

        The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

        Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Global Technology Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

        Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

        Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

        Pacific Investment Management Company LLC is the Adviser to the Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

        RCM Capital Management LLC is the Adviser to the RCM Global Technology Portfolio.

        Massachusetts Financial Services Company is the Adviser to the MFS Research International Portfolio.

        Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth Portfolio.

        OppenheimerFunds, Inc. is the Adviser to the Oppenheimer Capital Appreciation Portfolio.

        A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios.

        Putnam Investment Management, LLC is the Adviser to the Met/Putnam Capital Opportunities Portfolios.

        Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

        T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

        Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

        Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

        Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

        Morgan Stanley Investment Management, Inc., dba Van Kampen, is the Adviser to the Van Kampen Comstock Portfolio.

        Legg Mason Capital Management, Inc. is the Adviser to the Legg Mason Value Equity Portfolio.

        The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

               Portfolio                    2004          2003           2002
               _________                 __________    __________     __________

Met/Putnam Capital Opportunities         $  275,838    $  265,118     $  370,557
Lord Abbett Bond Debenture                2,756,543     1,698,705        958,533
Lord Abbett Mid-Cap Value                 1,059,263       661,241        494,034
Lord Abbett Growth and Income             6,711,040     4,737,875      4,367,144
Lord Abbett Growth Opportunities            254,938       172,931         64,206
Lord Abbett America's Value                  78,303        12,859             --
Met/AIM Mid Cap Core Equity               1,247,085       589,425        102,004
Met/AIM Small Cap Growth                  2,304,165       777,484        164,733
Janus Aggressive Growth                   2,118,167       705,411        138,759
T. Rowe Price Mid-Cap Growth              2,097,356       904,602        209,087

MFS Research International                2,370,057       870,184        217,490
Oppenheimer Capital Appreciation          2,525,236     1,111,282        247,721
PIMCO Inflation Protected Bond            1,539,478       373,716             --
PIMCO Total Return                        3,468,028     2,310,609        740,241
RCM Global Technology                     1,074,363       426,484        211,264
Harris Oakmark International              3,224,977       759,888         69,373
Third Avenue Small Cap Value              2,359,964       707,957         55,589
Goldman Sachs Mid-Cap Value                 414,903
Neuberger Berman Real Estate                452,972
Turner Mid-Cap Growth                       389,359

        Information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Administrator
_________________

        Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

        The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.05% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2005 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2004, December 31, 2003 and December 31, 2002, an aggregate of $6,320,204, $4,527,919 and $4,138,316, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

The Distributor
_______________

        The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

        The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

        The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

        Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution

Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

        Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

        A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

        The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

        The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

        The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2004:*

               Portfolio              Total Distribution Fee Paid to Distributor
               _________              __________________________________________

Met/Putnam Capital Opportunities                      $    8,129
Lord Abbett Bond Debenture                             2,324,985
Lord Abbett Mid-Cap Value                                330,343
Lord Abbett Growth and Income                          3,371,798
Lord Abbett Growth Opportunities                          76,235
Lord Abbett America's Value                               48,939
Met/AIM Mid Cap Core Equity                              628,091
Met/AIM Small Cap Growth                                 845,730
Janus Aggressive Growth                                  964,870
T. Rowe Price Mid-Cap Growth                             869,559
MFS Research International                               911,886

Oppenheimer Capital Appreciation                       1,729,128
PIMCO Inflation Protected Bond                         1,485,102
PIMCO Total Return                                     2,741,899
RCM Global Technology                                    274,750
Harris Oakmark International                           1,305,222
Third Avenue Small Cap Value                           1,144,024
Goldman Sachs Mid-Cap Value                              202,438
Neuberger Berman Real Estate                             262,813
Turner Mid-Cap Growth                                    170,724
MetLife Defensive Strategy                                22,393
MetLife Moderate Strategy                                 79,625
MetLife Balanced Strategy                                244,043
MetLife Growth Strategy                                  215,408
MetLife Aggressive Strategy                               47,736

        *The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics
______________

        The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian
_________

        State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent
______________

        State Street Bank also serves as transfer agent for the Trust.

Legal Matters
_____________

        Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm
_____________________________________________

        Deloitte & Touche LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                              REDEMPTION OF SHARES

        The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

        The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

        The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

        In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

        If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

        Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

        Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

        The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

        Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

        In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

        As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

        The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

        The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

        Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

        The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

        In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

        Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

        Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

        Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assts in residual interests of REMICs.

        ORGANIZATION AND CAPITALIZATION OF THE TRUST

        The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated thirty-three, twenty-nine of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

        The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not currently offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, PIMCO Total Return, RCM Global Technology, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Harris Oakmark International, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

        The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

        The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (collectively, "MetLife"). As of December 31, 2004, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

        As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2004 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

        The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

        The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

        Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

        The financial statements of the Portfolios for the year ended December 31, 2004, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLC, Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

                                   APPENDIX A

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

        A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

        Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

        "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

        "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

        Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES.............................................4
Asset-Backed Securities. ......................................................4
Brady Bonds ...................................................................5
Collateralized Debt Obligations ...............................................6
Convertible Securities.........................................................6
Credit Default Swaps...........................................................7
Depositary Receipts ...........................................................8
Dollar Roll Transactions ......................................................8
Event-Linked Bonds ............................................................9
Floaters ......................................................................9
Foreign Currency Transactions ................................................10
Foreign Securities............................................................13
Forward Commitments, When-Issued and Delayed Delivery.........................17
High Yield/High Risk Debt Securities..........................................17
Hybrid Instruments............................................................18
Illiquid_Securities ..........................................................19
Inflation-Indexed Bonds.......................................................19
Interest Rate Transactions....................................................20
Investment Grade Corporate Debt Securities....................................21
Loans and Other Direct Indebtedness...........................................22
Money Market Securities.......................................................22
Mortgage-Backed Securities....................................................23
Municipal Fixed Income Securities.............................................25
Options and Futures Strategies................................................26
Other Investment Companies....................................................31
Portfolio Turnover............................................................32
Preferred Stocks..............................................................33
Real Estate Investment Trusts.................................................33
Repurchase Agreements ........................................................34
Reverse Repurchase Agreements.................................................34
Rights and Warrants...........................................................35
Securities Loans..............................................................35
Short Sales...................................................................35
Structured Notes..............................................................36
Swaps ........................................................................37
U.S. Government Securities....................................................38
Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds .....................38
INVESTMENT RESTRICTIONS.......................................................39
Fundamental Policies..........................................................39
Non-Fundamental Policies......................................................40

PERFORMANCE INFORMATION.......................................................43
Total Return..................................................................43
Yield.........................................................................44
Non-Standardized Performance..................................................45
PORTFOLIO TRANSACTIONS........................................................45
MANAGEMENT OF THE TRUST.......................................................49
Trustees and Officers.........................................................49
Committees of the Board.......................................................52
Compensation of the Trustees..................................................53
Proxy Voting Procedures.......................................................54
Proxy Voting Records..........................................................54
Portfolio Holdings Disclosure Policy..........................................54
INVESTMENT ADVISORY AND OTHER SERVICES........................................55
The Manager...................................................................55
The Advisers..................................................................66
The Administrator.............................................................70
The Distributor...............................................................71
Code of Ethics................................................................74
Custodian.....................................................................74
Transfer Agent................................................................75
Legal Matters.................................................................75
Independent Registered Public Accounting Firm.................................75
REDEMPTION OF SHARES..........................................................75
NET ASSET VALUE...............................................................75
FEDERAL INCOME TAXES..........................................................76
FINANCIAL STATEMENTS..........................................................81
APPENDIX A - SECURITIES RATINGS..............................................A-1
APPENDIX B -PROXY VOTING POLICIES AND PROCEDURES.............................B-1
APPENDIX C - PORTFOLIO MANAGER DISCLOSURE....................................C-1

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        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                          PROXY POLICIES AND PROCEDURES

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          As amended September 16, 2004

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PROXY POLICIES:

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

        . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

        . Attend less than 75 percent of the board and committee meetings without a valid excuse;

        .    Implement or renew a dead-hand or modified dead-hand poison pill;

        .    Sit on the boards of an excessive number of companies;

        . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

        . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

        . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

        . Long-term financial performance of the target company relative to its industry;

        .    Management's track record;

        .    Portfolio manager's assessment;

        .    Qualifications of director nominees (both slates);

        . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

        .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

        . It is not clear that the auditors will be able to fulfill their function;

        . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

        . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

        . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

        . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

        . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

        . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

        . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

        . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

        . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

        . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

        . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

        . We will generally abstain from shareholder social and environmental proposals.

        . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

        . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

        . We will generally vote for proposals to lower barriers to shareholder action.

        . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

        . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

        . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

        . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients. AIM's proxy policies, and the procedures noted below, may be amended from time to time.

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PROXY COMMITTEE PROCEDURES:

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

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BUSINESS/DISASTER RECOVERY:

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

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RESTRICTIONS AFFECTING VOTING:

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

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CONFLICT OF INTEREST:

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

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FUND OF FUNDS:

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                                  PROXY VOTING

        The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

        The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

PUBLIC EQUITY INVESTMENTS. To implement these guiding principles for investments
_________________________
in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

        ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

        In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

        The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

        The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed
____________________________________
income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

        Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's
                                 _______________________
website at http://www.sec.gov.
           ___________________

                                   APPENDIX B
                                   __________

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.      AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent,

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

A.      VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

B.      CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C.      INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

D.      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

A.      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B.      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C.      SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D.      CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E.      CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

A.      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B.      REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.      MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

A.      COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B.      DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

A.      MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

..    Participation

B.      EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value;

..    Offering period is 27 months or less; and

..    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C.      SHAREHOLDER PROPOSALS ON COMPENSATION

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (E.G., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (E.G., reports on foreign military sales or offsets).

HARRIS ASSOCIATES L.P.

                              PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

                Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
                               ___

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

                Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     SOCIAL RESPONSIBILITY ISSUES

Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which
                                             _
Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a
 _
director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

As of December 2004

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

     Equity Based Compensation Plans
     _______________________________

     Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

     Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

               a. requiring executive officers and directors to hold a minimum amount of stock in the company;
               b. requiring stock acquired through exercised options to be held for a certain period of time; and
               c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

     Shareholder Proposals
     _____________________

     Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

     ----------
     * All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                  December 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are

----------
     /1/ All references to portfolio managers include assistant portfolio managers.

contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                                  PROXY VOTING
                                  DECEMBER 2004

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES
_______________________

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th is provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

PROXY VOTING POLICY SUMMARY
___________________________

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues
_________________________

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues
______________

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues
_____________________________

Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues
________________________

Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals
_____________________

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                         PROXY PRINCIPLES AND PROCEDURES

                                OVERVIEW

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

                                PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
__________

Oversight

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

        Compliance Review
        _________________

        A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

                                1. Identifying Potential Conflicts. IN
                                IDENTIFYING POTENTIAL CONFLICTS OF INTEREST THE COMPLIANCE OFFICER WILL REVIEW THE FOLLOWING
                                ISSUES:

                (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

                (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

                                2. Assessing Materiality. A POTENTIAL CONFLICT WILL BE DEEMED TO BE MATERIAL IF THE COMPLIANCE OFFICER DETERMINES IN THE EXERCISE OF REASONABLE JUDGMENT THAT THE CONFLICT IS LIKELY TO HAVE AN IMPACT ON THE MANNER IN WHICH THE SUBJECT SHARES ARE VOTED.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT IS NOT MATERIAL, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                                IF THE COMPLIANCE OFFICER DETERMINES THAT THE POTENTIAL CONFLICT MAY BE MATERIAL, THE FOLLOWING STEPS WILL BE TAKEN:

                (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

                (b) After the determination is made, the following procedures will apply:

                        (I) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is not material, THE PROXY ISSUE WILL BE FORWARDED TO THE PROXY OFFICER FOR VOTING.

                        (II) IF THE FINAL DETERMINATION IS THAT THE POTENTIAL CONFLICT is material, LMCM WILL ADHERE TO THE FOLLOWING
                        PROCEDURES:

        A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

        B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

                              Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

                           Proxy Administrator Duties

The Proxy Administrator:

        1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

        2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

        3. Will use best efforts to obtain missing proxies from custodians;

        4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

        5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

        6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

        7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

        1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

        2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

        3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

        4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

        5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

        LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

        ------------------------------------------------------------------------
        FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

        1) Obligations of the Board of Directors

        2) Compensation of management and the Board of Directors

        3) Take-over protections

        4) Shareholders' rights

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        BOARD OF DIRECTORS
        ------------------------------------------------------------------------
        INDEPENDENCE OF BOARDS OF DIRECTORS: majority of   For
        unrelated directors, independent of management
        ------------------------------------------------------------------------
        NOMINATING PROCESS: independent nominating         For
        committee seeking qualified candidates,
        continually assessing directors and proposing new
        nominees
        ------------------------------------------------------------------------
        SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS:     For
        Boards must be no larger than 15 members
        ------------------------------------------------------------------------
        CUMULATIVE VOTING FOR DIRECTORS                    For
        ------------------------------------------------------------------------
        STAGGERED BOARDS                                   Against
        ------------------------------------------------------------------------
        SEPARATION OF BOARD AND MANAGEMENT ROLES           Case-by-Case
        (CEO/CHAIRMAN)
        ------------------------------------------------------------------------
        COMPENSATION REVIEW PROCESS: compensation          For
        committee comprised of outside, unrelated
        directors to ensure shareholder value while
        rewarding good performance
        ------------------------------------------------------------------------
        DIRECTOR LIABILITY & INDEMNIFICATION: support      For
        limitation of liability and provide
        indemnification
        ------------------------------------------------------------------------
        AUDIT PROCESS                                      For
        ------------------------------------------------------------------------
        BOARD COMMITTEE STRUCTURE: audit, compensation,    For
        and nominating and/or governance committee
        consisting entirely of independent directors
        ------------------------------------------------------------------------
        MONETARY ARRANGEMENTS FOR DIRECTORS: outside of    For
        normal board activities amts should be approved
        by a board of independent directors and reported
        in proxy
        ------------------------------------------------------------------------
        FIXED RETIREMENT POLICY FOR DIRECTORS              Case-by-Case
        ------------------------------------------------------------------------
        OWNERSHIP REQUIREMENT: all Directors have direct   For
        and material cash investment in common shares of
        Company
        ------------------------------------------------------------------------
        PROPOSALS ON BOARD STRUCTURE: (lead director,      For
        shareholder advisory committees, requirement that
        candidates be nominated by shareholders,
        attendance at meetings)
        ------------------------------------------------------------------------
        ANNUAL REVIEW OF BOARD/CEO BY BOARD                For
        ------------------------------------------------------------------------
        PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT           For
        (INCLUDING CEO)
        ------------------------------------------------------------------------
        VOTES FOR SPECIFIC DIRECTORS                       Case-by-Case
        ------------------------------------------------------------------------

        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------
        MANAGEMENT AND DIRECTOR COMPENSATION
        ------------------------------------------------------------------------
        STOCK OPTION AND INCENTIVE COMPENSATION PLANS:     Case-by-Case
        ------------------------------------------------------------------------
        FORM OF VEHICLE: grants of stock options, stock    Case-by-Case
        appreciation rights, phantom shares and
        restricted stock
        ------------------------------------------------------------------------
        PRICE                                              Against plans whose
                                                           underlying securities
                                                           are to be issued at
                                                           less than 100% of the
                                                           current market value
        ------------------------------------------------------------------------
        RE-PRICING: plans that allow the Board of          Against
        Directors to lower the exercise price of options
        already granted if the stock price falls or
        under-performs the market
        ------------------------------------------------------------------------
        EXPIRY: plan whose options have a life of more     Case-by-Case
        than ten years
        ------------------------------------------------------------------------
        EXPIRY: "evergreen" stock option plans             Against
        ------------------------------------------------------------------------
        DILUTION:                                          Case-by-Case - taking
                                                           into account value
                                                           creation, commitment
                                                           to
                                                           shareholder-friendly
                                                           policies, etc.
        ------------------------------------------------------------------------
        VESTING: stock option plans that are 100% vested   Against
        when granted
        ------------------------------------------------------------------------
        PERFORMANCE VESTING: link granting of options, or  For
        vesting of options previously granted, to
        specific performance targets
        ------------------------------------------------------------------------
        CONCENTRATION: authorization to allocate 20% or    Against
        more of the available options to any one
        individual in any one year
        ------------------------------------------------------------------------
        DIRECTOR ELIGIBILITY: stock option plans for       Case-by-Case
        directors if terms and conditions are clearly
        defined and reasonable
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: stock option plans with change  Against in control provisions that allow option holders
        to receive more for their options than
        shareholders would receive for their shares
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: change in control arrangements  Against developed during a take-over fight specifically to
        entrench or benefit management
        ------------------------------------------------------------------------
        CHANGE IN CONTROL: granting options or bonuses to  Against outside  directors in event of a change in control
        ------------------------------------------------------------------------
        BOARD DISCRETION: plans to give Board broad        Against
        discretion in setting terms and conditions of
        programs
        ------------------------------------------------------------------------
        EMPLOYEE LOANS: Proposals authorizing loans to     Against
        employees to pay for stock or options
        ------------------------------------------------------------------------
        NOT PROHIBITING "MEGA-GRANTS"                      Not Specified
        ------------------------------------------------------------------------
        OMNIBUS PLANS: plans that provide for multiple     Not Specified
        awards and believe that shareholders should vote
        on the seperate components of such plans
        ------------------------------------------------------------------------
        DIRECTOR COMPENSATION: % of directors'             For
        compensation in form of common shares
        ------------------------------------------------------------------------
        GOLDEN PARACHUTES                                  Case-by-Case
        ------------------------------------------------------------------------
        EXPENSE STOCK OPTIONS                              For
        ------------------------------------------------------------------------
        SEVERANCE PACKAGES: must receive shareholder       For
        approval
        ------------------------------------------------------------------------
        LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED Against
        PLANS
        ------------------------------------------------------------------------
        RELOAD OPTIONS                                     Against
        ------------------------------------------------------------------------

        PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES Against
        ------------------------------------------------------------------------
        EMPLOYEE STOCK PURCHASE PLANS                      Case-by-Case
        ------------------------------------------------------------------------
        - CONTINUED -

        ------------------------------------------------------------------------
        PROXY ISSUE                                        LMCM GUIDELINE
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        TAKEOVER PROTECTIONS
        ------------------------------------------------------------------------
        SHAREHOLDER RIGHTS PLANS: plans that go beyond     Against
        ensuring the equal treatment of shareholders in
        the event of a bid and allowing the corp. enough
        time to consider alternatives to a bid
        ------------------------------------------------------------------------
        GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND   Case-by-Case
        OTHER PURCHASE TRANSACTIONS
        ------------------------------------------------------------------------
        LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements  Against that serve to prevent competing bids in a takeover
        situation
        ------------------------------------------------------------------------
        CROWN JEWEL DEFENSES                               Against
        ------------------------------------------------------------------------
        PAYMENT OF GREENMAIL                               Against
        ------------------------------------------------------------------------
        "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"     Against
        PROVISIONS: provisions that seek to limit the
        discretion of a future board to redeem the plan
        ------------------------------------------------------------------------
        CHANGE CORPORATION'S DOMICILE: if reason for       Against
        re-incorporation is to take advantage of
        protective statutes (anti-takeover)
        ------------------------------------------------------------------------
        POISON PILLS: receive shareholder ratification     For
        ------------------------------------------------------------------------
        REDEMPTION/RATIFICATION OF POISON PILL             For

        ------------------------------------------------------------------------
        SHAREHOLDERS' RIGHTS
        ------------------------------------------------------------------------
        CONFIDENTIAL VOTING BY SHAREHOLDERS                For
        ------------------------------------------------------------------------
        DUAL-CLASS SHARE STRUCTURES                        Against
        ------------------------------------------------------------------------
        LINKED PROPOSALS: with the objective of making one Against element of a proposal more acceptable
        ------------------------------------------------------------------------
        BLANK CHECK PREFERRED SHARES: authorization of, or Against an increase in, blank check preferred shares
        ------------------------------------------------------------------------
        SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:   Against
        management seeks to increase the number of votes
        required on an issue above two-thirds of the
        outstanding shares
        ------------------------------------------------------------------------
        INCREASE IN AUTHORIZED SHARES: provided the amount For
        requested is necessary for sound business reasons
        ------------------------------------------------------------------------
        SHAREHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        STAKEHOLDER PROPOSALS                              Case-by-Case
        ------------------------------------------------------------------------
        ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH      Against
        VOTING RIGHTS TO BE DETERMINED BY THE BOARD
        WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL
        ------------------------------------------------------------------------
        "FAIR PRICE" PROVISIONS: Measures to limit ability For
        to buy back shares from particular shareholder at
        higher-than-market prices
        ------------------------------------------------------------------------
        PREEMPTIVE RIGHTS                                  For
        ------------------------------------------------------------------------

        ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP    For
        REQUIRE PRIOR SHAREHOLDER APPROVAL (including
        "anti-takeover" measures)
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT        For
        ------------------------------------------------------------------------
        ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS        For
        ------------------------------------------------------------------------
        SOCIAL AND ENVIRONMENTAL ISSUES                    As recommended by
                                                           Company Management
        ------------------------------------------------------------------------
        REIMBURSING PROXY SOLICITATION EXPENSES            Case-by-Case
        ------------------------------------------------------------------------

November 21, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

                                  INTRODUCTION

        Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

        The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

        There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

              SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to
____________
Board) of Publicly Held Company Owned by a Lord Abbett Fund.

        Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

        The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.
____________

        Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

        For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

        Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

                              Election of Directors

        Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

        There are some actions by directors that may result in votes being withheld. These actions include:

        1) Attending less than 75% of board and committee meetings without a valid excuse.
        2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
        3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
        4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
        5)      Failing to replace management as appropriate.

        We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

                          Incentive Compensation Plans

        We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

        We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

        1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
        2)      Management's rationale for why the repricing is necessary.
        3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
        4) Other factors, such as the number of participants, term of option, and the value for value exchange.

        In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

1Shareholder Rights
___________________

Cumulative Voting
_________________

        We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
___________________

        There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

        On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                              Supermajority Voting

        Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES
_______________

        Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

        Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

2) 3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

3) 4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

        .    Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
        .    No dead-hand or no-hand pills.

        . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
        . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

        It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                           MET INVESTORS SERIES TRUST
                      PROXY VOTING POLICIES AND PROCEDURES
                      ____________________________________

TRUST'S POLICY STATEMENT

        Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

TRUST'S PROXY VOTING PROGRAM

        Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

        As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

        Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

        WRITTEN POLICIES AND PROCEDURES: THE ADVISER MUST MAINTAIN WRITTEN PROXY
        ________________________________
VOTING POLICIES AND PROCEDURES IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND MUST PROVIDE TO THE TRUST AND THE MANAGER UPON REQUEST, COPIES OF SUCH POLICIES AND PROCEDURES.

        FIDUCIARY DUTY: THE ADVISER'S POLICIES AND PROCEDURES MUST BE REASONABLY
        ______________
DESIGNED TO ENSURE THAT THE ADVISER VOTES CLIENT SECURITIES IN THE BEST INTEREST OF ITS CLIENTS.

        CONFLICTS OF INTEREST: THE ADVISER'S POLICIES AND PROCEDURES MUST
        ______________________
INCLUDE APPROPRIATE PROCEDURES TO IDENTIFY AND RESOLVE AS NECESSARY ALL MATERIAL PROXY-RELATED CONFLICTS OF INTEREST BETWEEN THE ADVISER (INCLUDING ITS AFFILIATES) AND ITS CLIENTS BEFORE VOTING CLIENT PROXIES.

        VOTING GUIDELINES: THE ADVISER'S POLICIES AND PROCEDURES MUST ADDRESS
        __________________
WITH REASONABLE SPECIFICITY HOW THE ADVISER WILL VOTE PROXIES, OR WHAT FACTORS IT WILL TAKE INTO ACCOUNT, WHEN VOTING ON PARTICULAR TYPES OF MATTERS, E.G., CORPORATE GOVERNANCE PROPOSALS, COMPENSATION ISSUES AND MATTERS INVOLVING SOCIAL OR CORPORATE RESPONSIBILITY.

        MONITORING PROXY VOTING: THE ADVISER MUST HAVE AN ESTABLISHED SYSTEM
        ________________________
AND/OR PROCESS THAT IS REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED ON BEHALF OF ITS CLIENTS IN A TIMELY AND EFFICIENT MANNER.

        RECORD RETENTION AND INSPECTION: THE ADVISER MUST HAVE AN ESTABLISHED
        ________________________________
SYSTEM FOR CREATING AND RETAINING ALL APPROPRIATE DOCUMENTATION RELATING TO ITS PROXY VOTING ACTIVITIES AS REQUIRED BY APPLICABLE LAWS AND REGULATIONS. THE ADVISER MUST PROVIDE TO THE TRUST AND THE MANAGER SUCH INFORMATION AND RECORDS WITH RESPECT TO PROXIES RELATING TO THE TRUST'S PORTFOLIO SECURITIES AS REQUIRED BY LAW AND AS THE TRUST OR THE MANAGER MAY REASONABLY REQUEST.

DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

        The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

REPORTS TO TRUST'S BOARD OF TRUSTEES.

        The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

Adopted:  November 19, 2003

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                            PROXY VOTING POLICIES AND PROCEDURES
                                            ____________________________________

        Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("Proxy Voting Policies") with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds").

                              A. VOTING GUIDELINES

                 GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

        MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

        MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

        As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

        From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

                          B. ADMINISTRATIVE PROCEDURES
                             _________________________

        1. MFS PROXY REVIEW GROUP
           ______________________

        The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

                a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

                b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

                c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

        2. POTENTIAL CONFLICTS OF INTEREST
           _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

     c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

        3. GATHERING PROXIES
           _________________

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

        MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

        4. ANALYZING PROXIES
           _________________

        After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

        Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

        As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no

----------
        /2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

        /3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

        As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

        5. VOTING PROXIES
           ______________

        After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C. MONITORING SYSTEM

        It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

        When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

        MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

     E. REPORTS
        _______

        At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

        Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                                                      APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.      POLICY STATEMENT
        ________________

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
____________
procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility
_______________________
for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is
___________________________________________
well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.     GENERAL PROXY VOTING GUIDELINES
        _______________________________

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.    GUIDELINES
        __________

A.      MANAGEMENT PROPOSALS

        1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

             .     Selection or ratification of auditors.

             . Approval of financial statements, director and auditor reports.

             .     General updating/corrective amendments to the charter.

             . Proposals to limit Directors' liability and/or broaden indemnification of Directors.

             . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

             . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

             . Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

             .     Proposals to eliminate cumulative voting.

             .     Proposals to eliminate preemptive rights.

             . Proposals for confidential voting and independent tabulation of voting results.

             . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

        2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

        3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

             Capitalization changes
             ______________________

             . Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

             . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

             . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

             .    Proposals for share repurchase plans.

             . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

             .    Proposals to effect stock splits.

             . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

             Compensation
             ____________

             . Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

             . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

             . Proposals for the establishment of employee stock option Plans and other employee ownership plans.

             . Proposals for the establishment of employee retirement and severance plans

             Anti-Takeover Matters
             _____________________

             . Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

             . Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

        4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

             . Proposals to establish cumulative voting rights in the election of directors.

             . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

             . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

             .    Proposals to create "blank check" preferred stock.

             . Proposals relating to changes in capitalization by 100% or more.

             . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

             . Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

             .    Proposals to indemnify auditors.

        5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

             Corporate Transactions

             . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

             . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

             . Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

             . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)     The stock option plan should be incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

             Anti-Takeover Provisions
             ________________________

             .    Proposals requiring shareholder ratification of poison pills.

               . Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.      SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

               . Proposals requiring auditors to attend the annual meeting of shareholders.

               . Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

               . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

               Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.
               . Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

               .    Proposals requiring confidential voting.

               . Proposals to reduce or eliminate supermajority voting requirements.

               . Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

               .    Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

               .    Proposals that limit tenure of directors.

               .    Proposals to limit golden parachutes.

               . Proposals requiring directors to own large amounts of stock to be eligible for election.

               . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

               . Proposals that limit retirement benefits or executive compensation.

               . Proposals requiring shareholder approval for bylaw or charter amendments.

               . Proposals requiring shareholder approval of executive compensation.

               . Proposals requiring shareholder approval of golden parachutes.

               . Proposals to eliminate certain anti-takeover related provisions.

               .    Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

               . Proposals to declassify the Board of Directors (if management supports a classified board).

               . Proposals requiring a U.S. company to have a separate Chairman and CEO.

               . Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

               . Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

               Proposals that require inappropriate endorsements or corporate actions.
               . Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.     ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.      PROXY REVIEW COMMITTEE

        1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

               (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

               (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

               (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

               (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief

                    Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

               (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

               (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.      IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

        1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

        2. A material conflict of interest could exist in the following situations, among others:

        (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

        (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

        (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.      PROXY VOTING REPORTS

        (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

        (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                         NON-SOCIALLY RESPONSIVE CLIENTS

Introduction and General Principles

Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

Responsibility and Oversight

NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

        developing, authorizing, implementing and updating NB's policies and procedures;

        overseeing the proxy voting process; and

        engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

Proxy Voting Guidelines

NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in
Section V, Paragraph D.

There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

Proxy Voting Procedures

NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

        research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

        vote and submit proxies in a timely manner;

        handle other administrative functions of proxy voting;

        maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

        maintain records of votes cast; and

        provide recommendations with respect to proxy voting matters in general.

Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

Conflicts of Interest

NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

Material conflicts cannot be resolved by simply abstaining from voting.

Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

a copy of these policies and procedures, which shall be made available to clients upon request;

        proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

        a record of each vote cast (which ISS maintains on NB's behalf);

        a copy of each questionnaire completed by any NB Investment Professional under Section V above;

        any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

        each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                               EFFECTIVE JUNE 2003

                                    EXHIBIT A

                ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

                                    Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                               Board of Directors

        Voting on Director Nominees in Uncontested Elections
        ____________________________________________________

        Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

        Classification/Declassification of the Board
        ____________________________________________

        Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

        Independent Chairman (Separate Chairman/CEO)
        ____________________________________________

        Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

        Majority of Independent Directors/Establishment of Committees
        _____________________________________________________________

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

        Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                               Shareholder Rights

        Shareholder Ability to Act by Written Consent
        _____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

        Shareholder Ability to Call Special Meetings
        ____________________________________________

        Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

        Supermajority Vote Requirements
        _______________________________

        Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

        Cumulative Voting
        _________________

        Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

        Confidential Voting
        ___________________

        Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

                                 Proxy Contests

        Voting for Director Nominees in Contested Elections
        ___________________________________________________

        Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

        Reimbursing Proxy Solicitation Expenses
        _______________________________________

        Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

                                  Poison Pills

        Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

                      Mergers and Corporate Restructurings

        Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

                            Reincorporation Proposals

        Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                Capital Structure

        Common Stock Authorization
        __________________________

        Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

        Dual-class Stock
        ________________

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

                       Executive and Director Compensation

        Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

        Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

        Management Proposals Seeking Approval to Reprice Options
        ________________________________________________________

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

     .    Participation

          Employee Stock Purchase Plans
          _____________________________

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value

..    Offering period is 27 months or less, and

..    Potential voting power dilution (VPD) is ten percent or less.

        Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

        Shareholder Proposals on Compensation
        _____________________________________

        Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                         Social and Environmental Issues

        These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

        In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

          Financial Results/Director and Auditor Reports
          ______________________________________________

Vote FOR approval of financial statements and director and auditor reports, unless:

..    there are concerns about the accounts presented or audit procedures used;
     or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          Appointment of Auditors and Auditor Compensation
          ________________________________________________

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

..    there are serious concerns about the accounts presented or the audit procedures used;

..    the auditors are being changed without explanation; or

     . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

        ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

          Appointment of Internal Statutory Auditors
          __________________________________________

Vote FOR the appointment or reelection of statutory auditors, unless:

..    there are serious concerns about the statutory reports presented or the audit procedures used;

..    questions exist concerning any of the statutory auditors being appointed;
     or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

          Allocation of Income
          ____________________

Vote FOR approval of the allocation of income, unless:

..    the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .  the payout is excessive given the company's financial position.

        Stock (Scrip) Dividend Alternative
        __________________________________

Vote FOR most stock (scrip) dividend proposals.

        Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

        Amendments to Articles of Association
        _____________________________________

        Vote amendments to the articles of association on a CASE-BY-CASE basis.

        Change in Company Fiscal Term
        _____________________________

        Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

        Lower Disclosure Threshold for Stock Ownership
        ______________________________________________

        Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

        Amend Quorum Requirements
        _________________________

        Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

        Transact Other Business
        _______________________

        Vote AGAINST other business when it appears as a voting item.

        Director Elections
        __________________

Vote FOR management nominees in the election of directors, unless:

..    there are clear concerns about the past performance of the company or the board; or

..    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

        Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

        Director Compensation
        _____________________

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

        Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

        Discharge of Board and Management
        _________________________________

Vote FOR discharge of the board and management, unless:

..   there are serious questions about actions of the board or management for the year in question; or

    .   legal action is being taken against the board by other shareholders.

        Director, Officer, and Auditor Indemnification and Liability Provisions
        _______________________________________________________________________

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

        Vote AGAINST proposals to indemnify auditors.

        Board Structure
        _______________

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

        Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

        Share Issuance Requests
        _______________________

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

        Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

        Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

..    the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

..    the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

        Vote AGAINST proposals to adopt unlimited capital authorizations.

        Reduction of Capital
        ____________________

        Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

        Capital Structures
        __________________

        Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

        Preferred Stock
        _______________

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

        Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

        Debt Issuance Requests
        ______________________

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

        Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

        Pledging of Assets for Debt
        ___________________________

        Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

        Increase in Borrowing Powers
        ____________________________

        Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

        Share Repurchase Plans:
        _______________________

Vote FOR share repurchase plans, unless:

..    clear evidence of past abuse of the authority is available; or

     .  the plan contains no safeguards against selective buybacks.

        Reissuance of Shares Repurchased:
        _________________________________

        Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

        Capitalization of Reserves for Bonus Issues/Increase In Par Value:
        __________________________________________________________________

        Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

        Reorganizations/Restructurings:
        _______________________________

        Vote reorganizations and restructurings on a CASE-BY-CASE basis.

        Mergers and Acquisitions:
        _________________________

Vote FOR mergers and acquisitions, unless:

..    the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

..    the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

        ABSTAIN if there is insufficient information available to make an informed voting decision.

        Mandatory Takeover Bid Waivers:
        _______________________________

        Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

        Reincorporation Proposals:
        __________________________

        Vote reincorporation proposals on a CASE-BY-CASE basis.

        Expansion of Business Activities:
        _________________________________

        Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

        Related-Party Transactions:
        ___________________________

        Vote related-party transactions on a CASE-BY-CASE basis.

        Compensation Plans:
        ___________________

        Vote compensation plans on a CASE-BY-CASE basis.

        Antitakeover Mechanisms:
        ________________________

        Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

        Shareholder Proposals:
        ______________________

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

        Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT B

              [LOGO OF INSTITUTIONAL SHAREHOLDER SERVICES COMPANY]

                  POLICIES, PROCEDURES AND PRACTICES REGARDING
                         POTENTIAL CONFLICTS OF INTEREST

        Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

        Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

        To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

        REGULATORY OVERSIGHT-ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

        BOARD POLICY-The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

        OWNERSHIP-ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

        TRANSPARENCY OF VOTING POLICIES-ISS makes its proxy voting policies readily available to issuers and investors. The ISS PROXY VOTING MANUAL, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

        Potential Conflicts of Interest

        FULL DISCLOSURE-Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

        SEPARATE STAFFS/PHYSICAL SEPARATION-ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

        NO GUARANTEES-Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

        BLACKOUT PERIOD-Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

        NO BACKROOM DEALS-ISS requires issuers to provide written documentation-signed by an executive level manager-before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

        We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                             Updated: April 2003

        OPPENHEIMERFUNDS, INC.
        498 SEVENTH AVENUE
        NEW YORK, NEW YORK 10018

        OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AUGUST 1, 2003

        These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.      ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
        ______________________________________________________

        Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

        In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.      OBJECTIVE
        _________

..    OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.      PROXY VOTING AGENT
        __________________

        OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

        ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

        ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

     .  The name of the issuer of the portfolio security;
     .  The exchange ticker symbol of the portfolio security;
     .  The CUSIP number for the portfolio security;
     .  The shareholder meeting date;
     .  A brief identification of the matter voted on;
     . Whether the matter was proposed by the issuer or by a security holder; . Whether the fund cast its vote on the matter;
     . How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and
     .  Whether the fund cast its vote for or against management.

        The ISS reports also include the ISS recommended vote on each proposal.

D.      PROXY VOTING COORDINATOR
        ________________________

        The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.      CONFLICTS OF INTEREST
        _____________________

        OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.      PROXY VOTING GUIDELINES
        _______________________

        The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
               ___________________________________________________
                                 AUGUST 1, 2003

SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

..    We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

..    In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

..    We support shareholder proposals to reduce a super-majority vote requirement.

..    We oppose management proposals to add a super-majority vote requirement.

..    We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

..    We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

..    We oppose re-pricing of stock options.

..    In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES
                             _______________________

1.0     THE BOARD OF DIRECTORS

1.01    Voting on Director Nominees
        ___________________________

        Vote FOR each Director Nominee, except:

                Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

                EXAMPLES of poor long-term performance include: negative 5-year
                ________
                annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02    Elect Compensation Committee or Audit Committee

        OPPOSE if Committee is not fully composed of Independent Directors.

        An Independent Director is defined as a director that:

    . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

    . Is not a member of a firm that is one of this company's paid advisors or consultants.

    .   Is not employed by a significant customer or supplier of the company.

    .   Does not have a personal services contract with the company.

    . Is not employed by a tax-exempt organization that receives significant contributions from the company.

    . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

    . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

    . a director's fees must be the sole compensation an audit committee member receives from the company./4/

1.03    Establish a Nominating Committee

        OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

----------
     /4/ Per the proposed NYSE corporate governance standards for listed companies.

1.04    Limit Composition of Committee(s) to Independent Directors

        Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05    Require that Directors' Fees be Paid in Stock

        Vote WITH MANAGEMENT.

1.06    Approve Increase in Board Size

        Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07    Approve Decrease in Board Size
        ______________________________

                SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08    Classify Board of Directors
        ___________________________

        Vote AGAINST proposal to classify the board of directors.

        Vote FOR proposals to repeal classified boards and to elect all directors annually.

        In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

        DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09    Officers/Directors Liability and Indemnification
        ________________________________________________

                SUPPORT proposal if it conforms to state law.

1.10    Director Age Restrictions
        _________________________

        OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11    Establish Term Limits for Directors
        ___________________________________

        Vote WITH MANAGEMENT.

1.12    Mandatory Retirement Age for Directors
        ______________________________________

        OPPOSE provided there are term limits for Directors.

1.13    Separate CEO & Chairman Positions
        _________________________________

                Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14    Require Annual Election of Directors
        ____________________________________

                Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15    Require that a Majority of Directors be Independent
        ___________________________________________________

        Vote FOR proposal that a majority of Directors be Independent.

        Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16    Establish Director Stock Ownership Requirements
        _______________________________________________

                Vote WITH MANAGEMENT

2.0     Auditors

2.01    Ratify Selection of Auditors
        ____________________________

        Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02    Approve Discharge of Auditors
        _____________________________

        Examine on a CASE-BY-CASE basis.

2.03    Audit Firm Rotation
        ___________________

        Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0     Proxy Contest Defenses

3.01    Eliminate Cumulative Voting
        ___________________________

        Vote FOR proposal to eliminate cumulative voting.

                Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02    Provide for Confidential Voting

        OPPOSE.

        If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0     TENDER OFFER DEFENSES

4.01    Management Proposal to adopt shareholders rights plan ("poison pill")
        _____________________________________________________________________

                These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

        OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02    Submit Poison Pill to Shareholder Vote
        ______________________________________

        Vote FOR.

4.03    Allow Board to use all outstanding capital authorizations in the event
        ______________________________________________________________________
        of public tender or share exchange offer
        ________________________________________

         OPPOSE.

4.04    Super-Majority Vote Requirements
        ________________________________

        Vote FOR shareholder proposal to reduce super-majority vote requirement.

        Vote AGAINST management proposal to require supermajority vote.

4.05    Anti-Greenmail Amendments
        _________________________

        Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

        Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0     CORPORATE GOVERNANCE

5.01    Establish Shareholder Advisory Committee
        ________________________________________

                             Vote WITH MANAGEMENT

5.02    Shareholders' Right to Call a Special Meeting
        _____________________________________________

        Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0     CAPITAL STRUCTURE

6.01    Increase Authorized Common Stock
        ________________________________

        SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02    Issue Tracking Stock
        ____________________

                In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

                OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03    Submit Preferred Stock Issuance to Vote
        _______________________________________

                SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04    Issue "Blank Check" Preferred Stock
        ___________________________________

        OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05    Increase Authorization of "Blank Check" Preferred Stock
        _______________________________________________________

        OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06    Pledge of Assets for Debt (Generally, Foreign Issuers)
        ______________________________________________________

        In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

        OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0     COMPENSATION

        We review compensation proposals on a CASE-BY-CASE basis.

        In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01    Employee Stock Purchase Plan
        ____________________________

        Vote FOR unless the offering period exceeds 12 months.

7.02    Cash Bonus Plan
        _______________

        Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03    Non-Employee Director Stock Plans
        _________________________________

        Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04    Executive Stock Based Plans
        ___________________________

        OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

        In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./5/

7.05    Bonus for Retiring Director
        ___________________________

        Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company. .

7.06    Proposal to Re-price Stock Options
        __________________________________

        OPPOSE.

7.07    Submit Severance Agreement to Shareholder Vote
        ______________________________________________

        Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08    Shareholder Proposal to Limit Executive Compensation
        ____________________________________________________

                              Vote WITH MANAGEMENT

7.09    Shareholder Proposal to Submit Executive Compensation to Shareholder
        ____________________________________________________________________
        Vote
        ____

                              Vote WITH MANAGEMENT

----------
/1/ As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10    Treatment of Stock Option Awards: Require Expensing of Stock Options
        ____________________________________________________________________
        Awards
        ______

        Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0     STATE OF INCORPORATION

8.01    Proposal to Change the Company's State of Incorporation
        _______________________________________________________

        Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0     MERGERS AND RESTRUCTURING

9.01    Mergers and Acquisitions
        ________________________

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02    Corporate Restructuring
        _______________________

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03    Spin-offs
        _________

Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04    Asset Sales
        ___________

Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05    Liquidations
        ____________

Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06    Appraisal Rights
        ________________

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07    Changing Corporate Name
        _______________________

        Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08    Severance Agreements that are Operative in Event of Change of Control
        _____________________________________________________________________

Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./6/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./7/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./8/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./9/

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

----------
     /6/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

     /7/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

     /8/  Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

     /9/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST
PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

        1. convening an ad-hoc committee to assess and resolve the conflict;/10/
        2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
        3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
        4. suggesting that the client engage another party to determine how the proxies should be voted;
        5. delegating the vote to an independent third-party service provider; or
        6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS
Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

----------
     /10/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO RECORD KEEPING
PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest. Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT
PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures. Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
        1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).
        2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
        3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.
        4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle

Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.
        5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
        6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES
In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

        BOARD OF DIRECTORS
        1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
        2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
        3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
        4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
        5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

        6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

        PROXY CONTESTS AND PROXY CONTEST DEFENSES
        1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
        2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
        3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
        4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
        5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

        6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

        TENDER OFFER DEFENSES
        1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
        2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
        3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

        CAPITAL STRUCTURE
        1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
        2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
        3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
        4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

        EXECUTIVE AND DIRECTOR COMPENSATION
        1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

        2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

        3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

        STATE OF INCORPORATION
        STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

        MERGERS AND RESTRUCTURINGS
        1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
        2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

        INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

        1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

        2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

        3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

        4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

        5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

        6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

        7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

        8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

        9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

        10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

        11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

        12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

        DISTRESSED AND DEFAULTED SECURITIES

        1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

        2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

        MISCELLANEOUS PROVISIONS

        1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

        2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

        3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

        4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                May 6, 2003

                               Putnam Investments

                        Proxy Voting Procedures

           Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2       considers special proxy issues as they may from time to time arise.

                Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.   prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

                Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

                Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

        1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

        2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

        3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

        4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

        5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

                Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

        1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

        2. A copy of each proxy statement received with respect to securities in client accounts;

        3.      Records of each vote cast for each client;

        4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

        5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures
                                                   _____________________________

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:
                      ___

          A. MATTERS RELATING TO THE BOARD OF DIRECTORS
             __________________________________________

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of
                                                             ___
the company's nominees for directors and FOR board-approved proposals on other
                                         ___
matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     .    Putnam will WITHHOLD VOTES for the entire board of directors if
                      ______________

     .    The board does not have a majority of independent directors; or

     . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.
                          __________________

     .    Putnam will WITHHOLD VOTES for any nominee for director who is
                      ______________
          considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     .    Putnam will WITHHOLD VOTES for the entire board of directors if the
                      ______________
          board has more than 19 members or fewer than five members, absent
                              __                       ____
          special circumstances.

     .    Putnam will vote on a CASE-BY-CASE BASIS in contested elections of
                                __________________
          directors.

          .    Putnam will WITHHOLD VOTES for any nominee for director who
                           ______________
               attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

               .    Putnam will WITHHOLD VOTES for any nominee for director of a
                                ______________
                    public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

          .    Putnam will vote AGAINST proposals to classify a board, absent
                                _______
               special circumstances indicating that shareholder interests would be better served by this structure.

          B. EXECUTIVE COMPENSATION
             ______________________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to
                      __________________
executive compensation, except as follows:

     . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option plans
                                                      ___
          which will result in an average annual dilution of 1.67% or less
                                          ______
          (including all equity-based plans).

     .    Putnam will vote AGAINST stock option plans that permit replacing or
                           _______
          repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     .    Putnam will vote AGAINST stock option plans that permit issuance of
                           _______
          options with an exercise price below the stock's current market price.

     . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans
                                               ___
          that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

          C. CAPITALIZATION
             ______________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving
                      __________________
changes to a company's capitalization.

     .    Putnam will vote FOR proposals relating to the authorization of
                           ___
          additional common stock (except where such proposals relate to a specific transaction).

     .    Putnam will vote FOR proposals to effect stock splits (excluding
                           ___
          reverse stock splits.)

     .    Putnam will vote FOR proposals authorizing share repurchase programs.
                           ___

          D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
             __________________________________________________________________
             TRANSACTIONS
             ____________

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as
                      __________________
acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     . Putnam will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

          E. ANTI-TAKEOVER MEASURES
             ______________________

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover
                 _______
measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or
                                __________________
          approve shareholder rights plans (commonly referred to as "poison pills"); and

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair
                                __________________
          price provisions.

          F. OTHER BUSINESS MATTERS
             ______________________

Putnam will vote FOR board-approved proposals approving routine business matters
                 ___
such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     .    Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a
                                __________________
          company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     .    Putnam will vote AGAINST authorization to transact other unidentified,
                           _______
          substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF
                 _______________________________________________________________
DIRECTORS on all shareholder proposals, except as follows:
_________

     .    Putnam will vote FOR shareholder proposals to declassify a board,
                           ___
          absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     .    Putnam will vote FOR shareholder proposals to require shareholder
                           ___
          approval of shareholder rights plans.

     .    Putnam will vote FOR shareholder proposals that are consistent with
                           ___
          Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN ACCORDANCE
                                                                   _____________
WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:
______________________________________________

     .    Putnam will vote FOR shareholder proposals calling for a majority of
                           ___
          the directors to be independent of management.

     .    Putnam will vote FOR shareholder proposals seeking to increase the
                           ___
          independence of board nominating, audit and compensation committees.

     .    Putnam will vote FOR shareholder proposals that implement corporate
                           ___
          governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     .    Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1)
                              __________________
          the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

MANY NON US JURISDICTIONS IMPOSE MATERIAL BURDENS ON VOTING PROXIES. THERE ARE THREE PRIMARY TYPES OF LIMITS AS FOLLOWS:

                (1) SHARE BLOCKING. SHARES MUST BE FROZEN FOR CERTAIN PERIODS OF TIME TO VOTE VIA PROXY.

                (2) SHARE RE-REGISTRATION. SHARES MUST BE REREGISTERED OUT OF THE NAME OF THE LOCAL CUSTODIAN OR NOMINEE INTO THE NAME OF THE CLIENT FOR THE MEETING AND, IN MAY CASES, THEN REREGISTERED BACK. SHARES ARE NORMALLY BLOCKED IN THIS PERIOD.

                (3) POWERS OF ATTORNEY. DETAILED DOCUMENTATION FROM A CLIENT MUST BE GIVEN TO THE LOCAL SUB-CUSTODIAN. IN MANY CASES PUTNAM IS NOT AUTHORIZED TO DELIVER THIS INFORMATION OR SIGN THE RELEVANT DOCUMENTS.

PUTNAM'S POLICY IS TO WEIGH THE BENEFITS TO CLIENTS FROM VOTING IN THESE JURISDICTIONS AGAINST THE DETRIMENTS OF DOING SO. FOR EXAMPLE, IN A SHARE BLOCKING JURISDICTION, IT WILL NORMALLY NOT BE IN A

CLIENT'S INTEREST TO FREEZE SHARES SIMPLY TO PARTICIPATE IN A NON CONTESTED ROUTINE MEETING. MORE SPECIFICALLY, PUTNAM WILL NORMALLY NOT VOTE SHARES IN NON-US JURISDICTIONS IMPOSING BURDENSOME PROXY VOTING REQUIREMENTS EXCEPT IN SIGNIFICANT VOTES (SUCH AS CONTESTED ELECTIONS AND MAJOR CORPORATE TRANSACTIONS) WHERE DIRECTED BY PORTFOLIO MANAGERS.

                                                   Exhibit B to Proxy Procedures
                                                   _____________________________

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                       Proxy Voting Referral Request Form

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

Company Name: XYZ INC.

..    Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced
                     _______________________
     below.
..    Please provide vote rationale when you believe additional information is
                    ______________
     necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:                                        Putnam Rec.* ISS Rec.
_______________                                        ____________________

1. [Description of item]
Rationale: ____________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

                                                   EXHIBIT C TO PROXY PROCEDURES
                                                   _____________________________

                               PUTNAM INVESTMENTS

                              PROXY VOTING CONFLICT

                           OF INTEREST DISCLOSURE FORM

        1.      COMPANY NAME: __________________________________________________

        2.      DATE OF MEETING: _______________________________________________

        3.      REFERRAL ITEM(S): ______________________________________________

        4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:____________

                ________________________________________________________________

        5.      DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:
                Investment professional who was solicited to provide a
                ______________________________________________________
                recommendation was advised that the recommendation must be
                __________________________________________________________
                provided without regard to any client or other business
                _______________________________________________________
                relationship between Putnam and the company. In addition, Putnam
                ________________________________________________________________
                has made arrangements that, unless authorized by Putnam's Legal
                _______________________________________________________________
                and Compliance Department, contacts from outside parties, except
                ________________________________________________________________
                for representatives of the issuing company, with respect to
                ___________________________________________________________
                referral items will be handled by Putnam's Legal and Compliance
                _______________________________________________________________
                Department to prevent any influence on the investment process.
                ______________________________________________________________
                In the case of contact between Putnam investment professionals
                ______________________________________________________________
                and representatives of issuing companies, any such contact will
                _______________________________________________________________
                be documented and included in the proxy voting files.
                _____________________________________________________

        6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

        ________________________________________________________________________

        ________________________________________________________________________

        CERTIFICATION

        The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


        --------------------------------------
        Name: Victoria R. Card
        Title: Assistant Vice President,
        Proxy Voting Project Manager

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds' Boards of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

ANTI-TAKEOVER, CAPITAL STRUCTURE, AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

THIRD AVENUE MANAGEMENT LLC ("TAM")

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

                                     GENERAL

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

                                POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser/11/ and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility.

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief

----------
     /11/ Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

                              CONFLICTS OF INTEREST

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

                                  RECORDKEEPING

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

                        TURNER INVESTMENT PARTNERS, INC.

                     PROXY VOTING GUIDELINES AND PROCEDURES
                                     SUMMARY

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner will not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.

Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction. Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review. The Turner Proxy committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders.

In order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue.

                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                  JANUARY 2004

                                TABLE OF CONTENTS
                                _________________

POLICY STATEMENT AND VOTING PROCEDURE....................................PAGE 1

RESOLVING CONFLICTS OF INTEREST..........................................PAGE 2

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES...........................PAGE 2

PROXY VOTING GUIDELINES..................................................PAGE 3

ORDINARY BUSINESS MATTERS................................................PAGE 3

AUDITORS.................................................................PAGE 3

BOARD OF DIRECTORS.......................................................PAGE 5

EXECUTIVE AND DIRECTOR COMPENSATION......................................PAGE 8

CAPITAL STRUCTURE........................................................PAGE 10

MERGERS AND CORPORATE RESTRUCTURING......................................PAGE 11

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .........................PAGE 12

SOCIAL AND ENVIRONMENTAL ISSUES..........................................PAGE 14

                                POLICY STATEMENT

        RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

        A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                VOTING PROCEDURE

        The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

        RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                         RESOLVING CONFLICTS OF INTEREST

        RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

        In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

        RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

        In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS
                                _________________

        ORDINARY BUSINESS MATTERS: CASE-BY-CASE

        RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

        Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS
                                    ________

        RATIFICATION OF AUDITORS: CASE-BY-CASE

        RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

        RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

        SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

        RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

        SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

        RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS
                               __________________

        ELECTION OF DIRECTORS: CASE-BY-CASE

        Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

        CLASSIFIED BOARDS: AGAINST

        Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

        CHANGING SIZE OF BOARD: CASE-BY-CASE

        RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

        MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

        RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

        MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

        Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

        ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

        RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

        LIMIT TENURE OF DIRECTORS: AGAINST

        RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

        DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

        RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

        SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

        RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

        DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

        RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION
                       ___________________________________

        STOCK INCENTIVE PLANS: CASE-BY-CASE

        RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

        RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

        SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

        RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

        CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

        RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

        The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

        In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

        ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

        RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

        EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

        Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and
        (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares)of no more than 10 percent.

        SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

        RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

        RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

        RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

        RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

        All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                                CAPITAL STRUCTURE
                                _________________

        CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

        RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

        STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

        RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING
                       ___________________________________

        MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

        A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

        PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

        Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

        GOLDEN PARACHUTES: CASE-BY-CASE

        RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

        Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

        FAIR PRICE PROVISION: AGAINST

        Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

        RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

        RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

        STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

        RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

        REINCORPORATION: CASE-BY-CASE

        RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
                ________________________________________________

        POISON PILLS: CASE-BY-CASE

        RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

        RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

        DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

        RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

        BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

        Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

        RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

        RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        SUPERMAJORITY VOTING PROVISIONS: AGAINST

        Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

        RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

        CUMULATIVE VOTING: CASE-BY-CASE

        Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

        SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

        Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

        RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

        SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

        RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

        CONFIDENTIAL VOTING: FOR

        RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES
                         _______________________________

        SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES:
        CASE-BY-CASE

        In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

        RCM considers the following factors in evaluating proposals that address social and environmental issues:

               .    Cost to implement proposed requirement
               .    Whether any actual abuses exist
               .    Whether the company has taken any action to address the
                    problem
               .    The extent, if any, to which the proposal would interfere
                    with the day-to-day management of the company.

        RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

        SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

        The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

        RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

        ENVIRONMENTAL REPORTING: FOR

        RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

        NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

        The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

               . Whether any discrimination charges have been filed against the subject company within the past year;
               . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
               . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

----------
        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

     The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001.

6(b). Form of Amendment No. 4 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003 ("Post-Effective Amendment No. 9").

6(c). Form of Investment Advisory Agreement between Lord Abbett & Co. LLC and Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) with respect to Lord Abbett Bond Debenture Portfolio. Incorporated by reference Pre-Effective Amendment No. 2 filed with the SEC on February 5, 2001 ("Pre-Effective Amendment No. 2").

6(d) Form of Amendment No. 1 to Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 9.

7. Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class B shares. Incorporated by reference to Post-Effective Amendment No. 9.

8. Not applicable.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10(a). Form of Rule 12b-1 Class B Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.

11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13. Not applicable.

14(a). Consent of            with respect to Convertible Securities Portfolio.
                  ----------
To be filed by amendment.

14(b). Consent of            with respect to Lord Abbett Bond Debenture
                  ----------
Portfolio. To be filed by amendment.

15. Not applicable.

16. Powers of Attorney for Stephen M. Alderman, Jack R. Borsting, Theodore A. Myers, Tod H. Parrott, Dawn M. Vroegop, and Roger T. Wickers. Filed herewith.

17. Form of Proxy and Voting Instructions. Filed herewith.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 3rd day of February, 2006.

                                               MET INVESTORS SERIES TRUST


                                               By: /s/ Elizabeth M. Forget
                                                   -----------------------------
                                                   Name: Elizabeth M. Forget
                                                   Title: President

     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 3rd day of February, 2006.

Signatures                     Title
----------                     -----


/s/ Elizabeth M. Forget        President, Trustee
----------------------------
Elizabeth M. Forget


/s/Jeffrey A. Tupper           Chief Financial Officer and Treasurer
----------------------------
Jeffrey A. Tupper


/s/ Stephen M. Alderman        Trustee
----------------------------
Stephen M. Alderman*


/s/ Jack R. Borsting           Trustee
----------------------------
Jack R. Borsting*


/s/ Theodore A. Myers          Trustee
----------------------------
Theodore A. Myers*


/s/ Tod A. Parrott             Trustee
----------------------------
Tod A. Parrott*


/s/ Dawn M. Vroegop            Trustee
----------------------------
Dawn M. Vroegop*


/s/ Roger T. Wickers           Trustee
----------------------------
Roger T. Wickers*


* By: /s/Robert N. Hickey
      ----------------------
         Robert N. Hickey
         Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit
  No.
-------

  11.   Opinion and Consent of Sullivan & Worcester LLP.

  16. Powers of Attorney for Tod H. Parrott, Dawn M. Vroegop, and Roger T. Wickers.

  17.   Form of Proxy and Voting Instructions.